[LOGO] STANDISHFUNDS(R)

                              Standish Massachusetts Intermediate
                              Tax Exempt Bond Fund

Financial Report              Standish Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------
Year Ended                    Standish Small Cap Tax-Sensitive Equity Fund
September 30, 2002
                              Standish Tax-Sensitive Equity Fund

                     Standish, Ayer & Wood Investment Trust

                              Financial Statements
                               Table of Contents

                                                                            Page

Chairman's Message ........................................................    2

Performance Highlights ....................................................    3

Management Discussion and Analysis:
     Standish Massachusetts Intermediate Tax Exempt Bond Fund .............    4
     Standish Intermediate Tax Exempt Bond Fund ...........................    4
     Standish Small Cap Tax-Sensitive Equity Fund .........................    6
     Standish Tax-Sensitive Equity Fund ...................................    8

Selected Financial Information ............................................   10

Statements of Assets and Liabilities ......................................   11

Statements of Operations ..................................................   12

Statements of Changes in Net Assets:
     Standish Massachusetts Intermediate Tax Exempt Bond Fund .............   13
     Standish Intermediate Tax Exempt Bond Fund ...........................   14
     Standish Small Cap Tax-Sensitive Equity Fund .........................   15
     Standish Tax-Sensitive Equity Fund ...................................   16

Financial Highlights:
     Standish Massachusetts Intermediate Tax Exempt Bond Fund .............   17
     Standish Intermediate Tax Exempt Bond Fund ...........................   18
     Standish Small Cap Tax-Sensitive Equity Fund .........................   19
     Standish Tax-Sensitive Equity Fund ...................................   20

Schedule of Investments:

Standish Massachusetts Intermediate Tax Exempt Bond Fund ..................   21
Standish Intermediate Tax Exempt Bond Fund ................................   25
Standish Small Cap Tax-Sensitive Equity Fund ..............................   29
Standish Tax-Sensitive Equity Fund ........................................   33

Notes to Financial Statements .............................................   36

Report of Independent Accountants .........................................   43

                     Standish, Ayer & Wood Investment Trust

November 2002

Dear Standish Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2002.

Reviewing the prior 12 months in the equity markets, two distinct phases are apparent. In the months following the tragic events of September 11, 2001, stocks advanced, based on optimism about the economic recovery. In March, a number of fears prompted a broad sell-off: lingering concerns over corporate scandals, tensions in the Middle East, the risk of further terrorism, high stock valuations and the quality of earnings. The first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years. A summer rally in July and August brought some relief, but as Labor Day approached the market resumed its downward course. International markets were also off broadly, with the economic outlook becoming less optimistic as the fiscal year progressed. In Europe, there were signs of deterioration in business and consumer confidence, as well as a decline in industrial production. Japan continues to weave in and out of recession and shows little sign of regaining strength due to its policy paralysis.

The third quarter saw a continuation of the year's dramatic decline, with the S&P 500 falling 17.3%, bringing the Index's year-to-date loss to 28.2% through September 30. In the absence of any decisively positive economic news in the third quarter, negative psychology continued to hold sway. No sector or style was immune. For example, small cap stocks, which had been holding up better than large caps, fell 21.4%, as measured by the Russell 2000 Index, with growth and value faring equally poorly. As of this writing in late October, however, market sentiment showed glimmers of a turnaround, with the S&P 500 staging several strong rallies to advance substantially over the last two weeks.

Economic releases during the quarter painted a mixed picture. Consumer purchases of homes, autos, and apparel were strong, while the business sector remains hesitant to invest, despite historically low interest rates. The ambiguity of the outlook was reflected in the Federal Reserve's September decision to leave the Fed Funds rate unchanged at 1.75%.

In the bond market, the last 12 months have been dominated by a flight to quality - a trend that continued in the third quarter, as investors drove Treasury bond yields to 40-year lows, with the 10-year note hitting 3.6%. The market, in our view, has swung from excess optimism earlier in the year to overwrought pessimism. As with stocks, the tide has turned a bit since the close of the quarter. As of late October, the yield on the 10-year Treasury note has backed up by more than 50 basis points to 4.1%.

During the quarter, lower quality corporate bonds performed poorly relative to high quality assets. Lehman's Credit Index, a broad proxy for the investment grade corporate sector posted a 7.2% return, underperforming Treasuries by 4.5%. The disparity was even more evident in the high yield sector, where all of the Lehman quality groups posted negative returns.

Our outlook remains substantially the same as it has in been in previous quarters. There remain worries about highly leveraged balance sheets at the consumer and corporate levels, along with global political risks. Recent gains in the stock market and the back-up in Treasury rates so far haven't been accompanied by a tightening of spreads on corporate debt - a development that would bode well for the sustainability of a bullish trend. The resurgence of attacks in Kuwait, Indonesia and the Philippines serve as a reminder that terrorism will be an omnipresent, if unquantifiable, risk for some time.

At the same time, the markets have already appeared to discounted much of this risk, with valuations looking a lot more reasonable. We are hopeful that pressure from both investors and regulators is bringing welcome conservatism to auditing professional and financial disclosure. Just as importantly, as we approach three years after the bubble's peak, investors' expectations for returns over the next several years have begun to be appropriately scaled back.

We continue to believe that the positive factors are driving a steady, if muted, economic recovery for the balance of the year and into 2003. In this environment, we reaffirm our commitment to well-managed companies and the pursuit of value. For more than seven decades, this has been our way to seek to profit from the growth and renewal that are enduring strengths of the American economy.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                     Standish, Ayer & Wood Investment Trust

                             Performance Highlights
                for the One-Year Period Ended September 30, 2002

                                                                    Total Return
--------------------------------------------------------------------------------
Tax Exempt Funds
     Standish Mass. Intermediate Tax Exempt Bond Fund                     7.09%
     Standish Intermediate Tax Exempt Bond Fund                           7.65%
          Lehman Muni 3-5-7-10 Index                                      8.08%

Tax-Sensitive Funds
     Standish Small Capitalization Tax-Sensitive Equity Fund            (14.11)%
          Russell 2000 Growth Index                                     (18.16)%
     Standish Tax-Sensitive Equity Fund                                 (21.25)%
          S&P 500 Index                                                 (20.49)%

The S&P 500 Index is generally considered to be representative of the performance of unmanaged common stocks publicly traded on the U.S. markets.

The Russell 2000 Index is generally considered to be representative of unmanaged small capitalization stocks in the U.S. markets. The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth value.

The Lehman Brothers Municipal Bond 3, 5, 7 and 10 Year Index is actually a subset of a broader index--the Lehman Brothers Municipal Bond Index. The Municipal Bond Index is unmanaged and designed to be a composite measure of the total return performance of the municipal bond market, and includes over 33,000 bond issues (rated BBB or better, including bonds in the following sectors: general obligations, prerefunded, electrics, hospital, state housing, industrial development/pollution control, and transportation).

Past performance is not predictive of future performance.

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund
                   Standish Intermediate Tax Exempt Bond Fund

                       Management Discussion and Analysis

Municipal bonds overcame lackluster results in the fourth quarter of 2001 to produce the year's highest tax-equivalent returns among all domestic asset classes. For the year ended September 30, 2002, the Standish Intermediate Tax Exempt Bond Fund generated a total return after expenses of 7.65%. This result trailed the benchmark performance index's (Lehman Muni 3,5,7 and 10 Year Index) return of 8.08%. Total return from the Standish Massachusetts Intermediate Tax Exempt Bond Fund after expenses was 7.09%. Please note that the Massachusetts Fund invests primarily in bonds where interest is exempt from Massachusetts and federal income taxes, while the benchmark index is national in scope.

Investors fleeing the constant barrage of bad news in the equity and corporate bond markets sought the relative safety of municipals, providing a solid base of demand that enabled tax-exempt bond prices to climb, even with record new supply. In this flight to quality, triple-A rated, insured and pre-refunded bonds registered the strongest performance while medium-grade income-oriented sectors generally lagged. State results also diverged as investors renewed their focus on municipal credit quality. In addition, the municipal market was beset by unprecedented volatility throughout the year. Prices gyrated well beyond their usual ranges as leveraged investors, such as hedge funds, exploited rapid shifts in the relationship between municipals and Treasuries.

Intermediate Tax Exempt Bond Fund

The Fund's emphasis on high average credit quality was positive for performance, and a large weighting in insured bonds augmented results, offset somewhat by the small allocation to pre-refunded securities. Among sectors producing higher tax-exempt income, the Fund's hospital bond holdings outperformed as fundamental improvements in the health care sector tightened spreads. In contrast, housing bond returns trailed the index. Our research shows housing is among the best-performing sectors in periods after the Federal Reserve stops easing, so we are maintaining an overweight to benefit from potential future short-term rate hikes.

State weightings were once again favorable for the Fund's performance. California and New York returns were weaker for the year, reflecting growing economic and budget problems as well as mushrooming new supply. The Fund has smaller allocations to both of these major states than does the benchmark. Illinois and Texas on the other hand outperformed and large positions in each state's bonds were beneficial.

Massachusetts Intermediate Tax Exempt Bond Fund

This year, with demand for Massachusetts tax-free income consistently heavy, the Commonwealth's tax-backed bonds have performed well, contrary to expectations. Even though the state's budget is in disarray and the credit rating appears under duress, Massachusetts general obligations outperformed their national counterparts. The Fund's underweight to the tax-backed sector detracted from performance. As with the Intermediate Fund, an emphasis on triple-A rated insured bonds was positive while the allocation to income-oriented bonds, especially corporate-backed industrial development bonds, hurt relative returns.

With municipal yields at 40-year lows, we are maintaining our high quality, intermediate term strategy, focusing on sector and security selection to produce consistently strong returns by generating excess income. Compared with other high-grade bonds, municipals continue to offer competitive returns after taxes, with lower volatility and very high credit quality.

It has been our privilege to manage the Funds. We thank you for your continued support of the Standish Tax Exempt Bond Funds.

Sincerely,

/s/ Steven W. Harvey                                       /s/ Christine L. Todd

Steven W. Harvey                                           Christine L. Todd

                     Standish, Ayer & Wood Investment Trust
            Standish Massachusetts Intermediate Tax Exempt Bond Fund
                   Standish Intermediate Tax Exempt Bond Fund

 Comparison of Change in Value of $100,000 Investment in Standish Massachusetts
   Intermediate Tax Exempt Bond Fund, the Lehman Muni 3-5-7-10 Index, and the
                      Lipper Intermediate Muni Debt Index

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                            Standish Massachusetts                      Lipper Interm                    Lehman Muni
Date                     Intermediate Tax Exempt Fund                  Muni Debt Index                 3-5-7-10 Index
                                   $ 100,000                               $ 100,000                      $ 100,000
                                   $ 101,305                               $ 101,680                      $ 101,296
                                   $ 102,271                               $ 102,575                      $ 102,145
                                   $ 103,357                               $ 103,754                      $ 103,447
                                   $ 106,612                               $ 106,867                      $ 106,237
                                   $ 105,229                               $ 105,649                      $ 105,140
                                   $ 106,229                               $ 106,504                      $ 105,861
                                   $ 106,517                               $ 106,856                      $ 106,184
1993                               $ 108,089                               $ 108,309                      $ 107,742
                                   $ 108,333                               $ 108,266                      $ 107,847
                                   $ 110,126                               $ 110,193                      $ 109,524
                                   $ 111,047                               $ 111,449                      $ 110,488
                                   $ 111,453                               $ 111,628                      $ 110,731
                                   $ 110,850                               $ 110,947                      $ 110,080
                                   $ 112,758                               $ 112,766                      $ 111,869
                                   $ 114,010                               $ 113,928                      $ 112,988
                                   $ 111,822                               $ 111,512                      $ 110,878
                                   $ 108,023                               $ 108,390                      $ 108,167
                                   $ 108,818                               $ 108,845                      $ 108,991
                                   $ 109,623                               $ 109,705                      $ 109,610
1994                               $ 109,117                               $ 109,387                      $ 109,437
                                   $ 110,455                               $ 110,754                      $ 110,827
                                   $ 110,817                               $ 111,175                      $ 111,312
                                   $ 109,667                               $ 110,030                      $ 110,416
                                   $ 108,350                               $ 108,820                      $ 109,486
                                   $ 106,927                               $ 107,198                      $ 108,270
                                   $ 108,423                               $ 108,796                      $ 109,591
                                   $ 110,705                               $ 110,906                      $ 111,380
                                   $ 112,717                               $ 113,213                      $ 113,577
                                   $ 113,696                               $ 114,209                      $ 114,801
                                   $ 113,795                               $ 114,461                      $ 115,117
                                   $ 116,270                               $ 117,150                      $ 117,839
1995                               $ 115,987                               $ 116,787                      $ 117,751
                                   $ 117,235                               $ 117,850                      $ 119,229
                                   $ 118,540                               $ 119,005                      $ 120,490
                                   $ 119,110                               $ 119,600                      $ 120,957
                                   $ 120,381                               $ 120,736                      $ 121,897
                                   $ 121,659                               $ 122,016                      $ 123,113
                                   $ 122,130                               $ 122,797                      $ 123,753
                                   $ 122,874                               $ 123,755                      $ 124,916
                                   $ 122,411                               $ 123,371                      $ 124,601
                                   $ 121,364                               $ 122,125                      $ 123,620
                                   $ 121,024                               $ 121,905                      $ 123,490
                                   $ 121,214                               $ 121,881                      $ 123,373
1996                               $ 122,296                               $ 122,624                      $ 124,270
                                   $ 123,032                               $ 123,691                      $ 125,224
                                   $ 123,039                               $ 123,703                      $ 125,315
                                   $ 124,208                               $ 124,755                      $ 126,367
                                   $ 125,495                               $ 125,915                      $ 127,603
                                   $ 127,448                               $ 127,741                      $ 129,491
                                   $ 127,096                               $ 127,345                      $ 129,203
                                   $ 127,355                               $ 127,651                      $ 129,697
                                   $ 128,295                               $ 128,582                      $ 130,667
                                   $ 126,836                               $ 127,232                      $ 129,282
                                   $ 127,652                               $ 127,868                      $ 129,967
                                   $ 129,140                               $ 129,352                      $ 131,500
1997                               $ 130,331                               $ 130,516                      $ 132,622
                                   $ 133,080                               $ 133,322                      $ 135,300
                                   $ 132,140                               $ 132,242                      $ 134,492
                                   $ 133,587                               $ 133,591                      $ 135,817
                                   $ 134,340                               $ 134,179                      $ 136,523
                                   $ 134,973                               $ 134,674                      $ 137,004
                                   $ 136,493                               $ 136,353                      $ 138,494
                                   $ 137,824                               $ 137,499                      $ 139,783
                                   $ 137,824                               $ 137,540                      $ 139,940
                                   $ 137,940                               $ 137,567                      $ 140,005
                                   $ 137,412                               $ 136,893                      $ 139,414
                                   $ 139,334                               $ 138,728                      $ 141,261
1998                               $ 139,645                               $ 139,149                      $ 141,730
                                   $ 139,952                               $ 139,466                      $ 142,158
                                   $ 141,895                               $ 141,474                      $ 144,095
                                   $ 143,533                               $ 142,974                      $ 145,693
                                   $ 143,573                               $ 142,977                      $ 146,046
                                   $ 143,946                               $ 143,291                      $ 146,406
                                   $ 144,380                               $ 143,750                      $ 146,814
                                   $ 146,210                               $ 145,360                      $ 148,632
                                   $ 145,384                               $ 144,589                      $ 148,091
                                   $ 145,276                               $ 144,561                      $ 148,122
                                   $ 145,572                               $ 144,951                      $ 148,533
                                   $ 144,921                               $ 144,096                      $ 147,887
1999                               $ 142,718                               $ 142,136                      $ 146,023
                                   $ 143,562                               $ 142,797                      $ 146,922
                                   $ 142,904                               $ 142,154                      $ 146,734
                                   $ 143,272                               $ 142,240                      $ 147,264
                                   $ 142,341                               $ 141,244                      $ 146,762
                                   $ 143,412                               $ 142,442                      $ 147,807
                                   $ 142,966                               $ 141,801                      $ 147,288
                                   $ 142,313                               $ 141,177                      $ 147,098
                                   $ 143,132                               $ 142,264                      $ 147,775
                                   $ 145,133                               $ 144,298                      $ 149,541
                                   $ 144,621                               $ 143,692                      $ 149,134
                                   $ 143,964                               $ 143,103                      $ 148,857
2000                               $ 146,842                               $ 146,044                      $ 151,853
                                   $ 148,526                               $ 147,701                      $ 153,565
                                   $ 150,427                               $ 149,533                      $ 155,371
                                   $ 150,039                               $ 149,099                      $ 155,016
                                   $ 151,234                               $ 150,337                      $ 156,230
                                   $ 151,932                               $ 151,058                      $ 156,952
                                   $ 154,790                               $ 154,095                      $ 159,716
                                   $ 156,719                               $ 155,867                      $ 162,202
                                   $ 157,208                               $ 156,365                      $ 162,567
                                   $ 158,402                               $ 157,569                      $ 163,858
                                   $ 157,118                               $ 156,151                      $ 162,695
                                   $ 158,483                               $ 157,754                      $ 164,393
2001                               $ 159,339                               $ 158,732                      $ 165,237
                                   $ 161,267                               $ 160,645                      $ 167,099
                                   $ 163,688                               $ 163,073                      $ 169,441
                                   $ 164,021                               $ 162,851                      $ 169,708
                                   $ 165,542                               $ 164,412                      $ 171,286
                                   $ 163,537                               $ 162,702                      $ 169,785
                                   $ 162,210                               $ 161,479                      $ 168,732
                                   $ 164,351                               $ 163,823                      $ 171,540
                                   $ 166,217                               $ 165,660                      $ 173,522
                                   $ 162,957                               $ 162,647                      $ 170,110
                                   $ 166,509                               $ 165,813                      $ 173,753
                                   $ 167,221                               $ 166,707                      $ 174,749
2002                               $ 169,166                               $ 168,405                      $ 176,663
                                   $ 170,960                               $ 170,356                      $ 178,612
                                   $ 172,832                               $ 171,922                      $ 180,467
                                   $ 175,648                               $ 174,918                      $ 183,416

--------------------------------------------------------------------------------
                           Average Annual Total Return
                          (for periods ended 9/30/02)

                                                    Since
                                                  Inception
1 Year           3 Year           5 Year           11/2/92
------           ------           ------           -------
 7.09%            7.03%            5.63%            5.84%
--------------------------------------------------------------------------------

 Comparison of Change in Value of $100,000 Investment in Standish Intermediate
      Tax Exempt Bond Fund, the Lehman Muni 3-5-7-10 Index, and the Lipper
                          Intermediate Muni Debt Index

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                      Standish Intermediate                  Lehman Muni                      Lipper Interm
Date                     Tax Exempt Fund                    3-5-7-10 Index                      Muni Index
                            $ 100,000                        $ 100,000                          $ 100,000
                            $ 101,801                        $ 101,296                          $ 101,680
                            $ 102,793                        $ 102,145                          $ 102,575
                            $ 104,194                        $ 103,447                          $ 103,754
                            $ 107,837                        $ 106,237                          $ 106,867
                            $ 106,346                        $ 105,140                          $ 105,649
                            $ 107,351                        $ 105,861                          $ 106,504
                            $ 107,657                        $ 106,184                          $ 106,856
1993                        $ 109,142                        $ 107,742                          $ 108,309
                            $ 109,502                        $ 107,847                          $ 108,266
                            $ 111,260                        $ 109,524                          $ 110,193
                            $ 112,344                        $ 110,488                          $ 111,449
                            $ 112,618                        $ 110,731                          $ 111,628
                            $ 112,004                        $ 110,080                          $ 110,947
                            $ 113,876                        $ 111,869                          $ 112,766
                            $ 114,972                        $ 112,988                          $ 113,928
                            $ 112,867                        $ 110,878                          $ 111,512
                            $ 109,377                        $ 108,167                          $ 108,390
                            $ 110,291                        $ 108,991                          $ 108,845
                            $ 111,352                        $ 109,610                          $ 109,705
1994                        $ 111,200                        $ 109,437                          $ 109,387
                            $ 112,500                        $ 110,827                          $ 110,754
                            $ 112,984                        $ 111,312                          $ 111,175
                            $ 112,279                        $ 110,416                          $ 110,030
                            $ 111,220                        $ 109,486                          $ 108,820
                            $ 109,619                        $ 108,270                          $ 107,198
                            $ 110,834                        $ 109,591                          $ 108,796
                            $ 112,948                        $ 111,380                          $ 110,906
                            $ 114,917                        $ 113,577                          $ 113,213
                            $ 115,951                        $ 114,801                          $ 114,209
                            $ 116,145                        $ 115,117                          $ 114,461
                            $ 118,559                        $ 117,839                          $ 117,150
1995                        $ 118,219                        $ 117,751                          $ 116,787
                            $ 119,294                        $ 119,229                          $ 117,850
                            $ 120,786                        $ 120,490                          $ 119,005
                            $ 121,484                        $ 120,957                          $ 119,600
                            $ 122,648                        $ 121,897                          $ 120,736
                            $ 124,163                        $ 123,113                          $ 122,016
                            $ 124,852                        $ 123,753                          $ 122,797
                            $ 125,768                        $ 124,916                          $ 123,755
                            $ 125,224                        $ 124,601                          $ 123,371
                            $ 124,326                        $ 123,620                          $ 122,125
                            $ 124,243                        $ 123,490                          $ 121,905
                            $ 124,346                        $ 123,373                          $ 121,881
1996                        $ 125,458                        $ 124,270                          $ 122,624
                            $ 126,459                        $ 125,224                          $ 123,691
                            $ 126,563                        $ 125,315                          $ 123,703
                            $ 127,884                        $ 126,367                          $ 124,755
                            $ 129,195                        $ 127,603                          $ 125,915
                            $ 131,231                        $ 129,491                          $ 127,741
                            $ 130,800                        $ 129,203                          $ 127,345
                            $ 131,203                        $ 129,697                          $ 127,651
                            $ 132,215                        $ 130,667                          $ 128,582
                            $ 130,783                        $ 129,282                          $ 127,232
                            $ 131,805                        $ 129,967                          $ 127,868
                            $ 133,393                        $ 131,500                          $ 129,352
1997                        $ 134,668                        $ 132,622                          $ 130,516
                            $ 137,845                        $ 135,300                          $ 133,322
                            $ 136,985                        $ 134,492                          $ 132,242
                            $ 138,462                        $ 135,817                          $ 133,591
                            $ 139,112                        $ 136,523                          $ 134,179
                            $ 139,759                        $ 137,004                          $ 134,674
                            $ 141,356                        $ 138,494                          $ 136,353
                            $ 142,713                        $ 139,783                          $ 137,499
                            $ 142,718                        $ 139,940                          $ 137,540
                            $ 142,688                        $ 140,005                          $ 137,567
                            $ 142,297                        $ 139,414                          $ 136,893
                            $ 143,991                        $ 141,261                          $ 138,728
1998                        $ 144,521                        $ 141,730                          $ 139,149
                            $ 144,852                        $ 142,158                          $ 139,466
                            $ 146,768                        $ 144,095                          $ 141,474
                            $ 148,488                        $ 145,693                          $ 142,974
                            $ 148,484                        $ 146,046                          $ 142,977
                            $ 148,673                        $ 146,406                          $ 143,291
                            $ 148,999                        $ 146,814                          $ 143,750
                            $ 150,806                        $ 148,632                          $ 145,360
                            $ 149,897                        $ 148,091                          $ 144,589
                            $ 150,009                        $ 148,122                          $ 144,561
                            $ 150,319                        $ 148,533                          $ 144,951
                            $ 149,533                        $ 147,887                          $ 144,096
1999                        $ 147,436                        $ 146,023                          $ 142,136
                            $ 148,103                        $ 146,922                          $ 142,797
                            $ 147,522                        $ 146,734                          $ 142,154
                            $ 147,995                        $ 147,264                          $ 142,240
                            $ 147,132                        $ 146,762                          $ 141,244
                            $ 148,386                        $ 147,807                          $ 142,442
                            $ 147,716                        $ 147,288                          $ 141,801
                            $ 147,207                        $ 147,098                          $ 141,177
                            $ 148,136                        $ 147,775                          $ 142,264
                            $ 150,421                        $ 149,541                          $ 144,298
                            $ 149,932                        $ 149,134                          $ 143,692
                            $ 149,422                        $ 148,857                          $ 143,103
2000                        $ 152,245                        $ 151,853                          $ 146,044
                            $ 153,845                        $ 153,565                          $ 147,701
                            $ 155,719                        $ 155,371                          $ 149,533
                            $ 155,261                        $ 155,016                          $ 149,099
                            $ 156,435                        $ 156,230                          $ 150,337
                            $ 157,238                        $ 156,952                          $ 151,058
                            $ 160,182                        $ 159,716                          $ 154,095
                            $ 161,952                        $ 162,202                          $ 155,867
                            $ 162,464                        $ 162,567                          $ 156,365
                            $ 163,724                        $ 163,858                          $ 157,569
                            $ 162,269                        $ 162,695                          $ 156,151
                            $ 163,831                        $ 164,393                          $ 157,754
2001                        $ 164,867                        $ 165,237                          $ 158,732
                            $ 166,921                        $ 167,099                          $ 160,645
                            $ 169,260                        $ 169,441                          $ 163,073
                            $ 169,241                        $ 169,708                          $ 162,851
                            $ 171,058                        $ 171,286                          $ 164,412
                            $ 169,486                        $ 169,785                          $ 162,702
                            $ 168,064                        $ 168,732                          $ 161,479
                            $ 170,557                        $ 171,540                          $ 163,823
                            $ 172,508                        $ 173,522                          $ 165,660
                            $ 169,263                        $ 170,110                          $ 162,647
                            $ 172,522                        $ 173,753                          $ 165,813
                            $ 173,275                        $ 174,749                          $ 166,707
2002                        $ 175,131                        $ 176,663                          $ 168,405
                            $ 177,449                        $ 178,612                          $ 170,356
                            $ 179,370                        $ 180,467                          $ 171,922
                            $ 182,180                        $ 183,416                          $ 174,918

--------------------------------------------------------------------------------
                          Average Annual Total Return
                          (for periods ended 9/30/02)

                                                    Since
                                                  Inception
1 Year           3 Year           5 Year           11/2/92
------           ------           ------           -------
7.65%            7.17%            5.64%             6.24%
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

                       Management Discussion and Analysis

The Standish Small Cap Tax-Sensitive Equity Fund return for the fiscal year ended September 30, 2002 was (14.11)% versus (18.16)% for the benchmark Russell 2000 Growth Index. The strong relative performance adds to the fund's long-term outperformance of the Russell 2000 Growth Index.

The small cap growth market experienced significant volatility over the last twelve months. In the last calendar quarter of 2001 markets rallied strongly off bottoms set following the terrorist attacks in New York and Washington. The market peaked in early January, then began an extended decline that continued through September. Selling accelerated as the year progressed, peaking in the fiscal fourth quarter with the Russell 2000 Growth Index down 21.5%.

This period was marked by broad declines across style and size. The large cap S&P 500 Index and Dow 30 Index were both down 17.3%. Small cap value stocks, previously an area of strength, were off 21.3% as measured by the Russell 2000 Value Index. Midcap stocks, represented by the Russell Midcap Index, were down 17.6%. The MSCI EAFE, an index of international stocks, was down 19.7%.

While absolute fund results were disappointing, the fund was able to outperform its benchmark in three of the four fiscal quarters and over the total period. Further, in a period of extreme market moves the fund beat the benchmark with reduced volatility. For the year, the fund's annualized standard deviation was 22.6% versus 26.4% for the Russell 2000 Growth. We attribute much of this mitigation to our strong risk controls, which often helped us move out of stocks before large downward price spikes.

Our outperformance for the year was based solidly in stock selection. For the year, selection added 432 basis points (bp), while allocation contributed 17 bp. Selection was strongest in the technology, consumer, services, and health care sectors, which combined to add 542 bp. Selection was weaker in the financial, utilities, and REIT sectors, which pulled down returns by 238 bp. On an absolute basis, the technology sector experienced the most difficult environment, down 42% in the index and 32% in the fund. The REIT and financial sectors showed the strongest absolute returns, up 13.6% (6.1% in the fund) and 9.2% (down 7.2% in the fund).

We remain optimistic about a mild domestic economic recovery. Given the relative weakness of the upturn, we expect a bumpy ride. Our main concern at this point is the consumer. Spending by this group has spurred the recovery to date. Any weakness could have a significant impact on the continuity of the turnaround. We believe, however, that following what will likely be the first three consecutive years of negative returns since World War II, equity markets are poised to advance. While we cannot forecast with accuracy the timing of such an advance, we do believe small cap stocks, with their higher overall growth rates and more reasonable valuations, will lead the way.

Sincerely,

/s/ B. Randall Watts                                        /s/ Edward R. Walter

B. Randall Watts                                            Edward R. Walter

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Tax-Sensitive Equity Fund

            Comparison of Change in Value of $100,000 Investment in
                  Standish Small Cap Tax-Sensitive Equity Fund
                       and the Russell 2000 Growth Index

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                            Standish Small Cap
                              Tax-Sensitive          Russell 2000
                               Equity Fund           Growth Index
                                $ 100,000             $ 100,000
                                $  99,750             $  99,172
                                $ 102,750             $ 103,694
                                $ 107,550             $ 105,744
                                $ 120,900             $ 113,862
                                $ 128,800             $ 119,701
               1996             $ 120,750             $ 111,923
                                $ 104,386             $  98,259
                                $ 113,194             $ 105,534
                                $ 117,948             $ 110,969
                                $ 111,292             $ 106,181
                                $ 112,993             $ 109,134
                                $ 121,231             $ 111,262
                                $ 126,141             $ 114,042
                                $ 117,173             $ 107,155
                                $ 108,557             $  99,593
                                $ 108,407             $  98,441
               1997             $ 125,990             $ 113,236
                                $ 135,058             $ 117,076
                                $ 142,221             $ 123,075
                                $ 146,880             $ 126,768
                                $ 163,362             $ 136,885
                                $ 151,990             $ 128,663
                                $ 152,491             $ 125,596
                                $ 149,858             $ 125,666
                                $ 147,189             $ 123,990
                                $ 161,188             $ 134,937
                                $ 168,288             $ 140,598
                                $ 174,432             $ 141,459
               1998             $ 161,188             $ 131,182
                                $ 163,756             $ 132,523
                                $ 151,671             $ 121,457
                                $ 117,127             $  93,420
                                $ 130,421             $ 102,892
                                $ 137,269             $ 108,259
                                $ 148,549             $ 116,657
                                $ 165,821             $ 127,213
                                $ 181,532             $ 132,935
                                $ 165,116             $ 120,774
                                $ 186,769             $ 125,076
                                $ 189,488             $ 136,121
               1999             $ 189,186             $ 136,336
                                $ 206,861             $ 143,519
                                $ 200,365             $ 139,081
                                $ 201,271             $ 133,879
                                $ 204,796             $ 136,462
                                $ 217,184             $ 139,957
                                $ 256,713             $ 154,756
                                $ 332,765             $ 182,031
                                $ 347,597             $ 180,337
                                $ 490,956             $ 222,294
                                $ 409,302             $ 198,926
                                $ 348,113             $ 178,841
               2000             $ 299,121             $ 163,181
                                $ 377,054             $ 184,261
                                $ 342,635             $ 168,470
                                $ 394,645             $ 186,191
                                $ 381,323             $ 176,941
                                $ 340,394             $ 162,579
                                $ 265,769             $ 133,060
                                $ 286,899             $ 141,201
                                $ 286,461             $ 152,630
                                $ 245,236             $ 131,708
                                $ 217,874             $ 119,733
                                $ 248,446             $ 134,392
               2001             $ 250,562             $ 137,504
                                $ 252,751             $ 141,254
                                $ 239,618             $ 129,204
                                $ 227,797             $ 121,135
                                $ 191,388             $ 101,590
                                $ 200,800             $ 111,363
                                $ 210,432             $ 120,658
                                $ 224,660             $ 128,170
                                $ 217,801             $ 123,610
                                $ 210,723             $ 115,610
                                $ 223,201             $ 125,659
                                $ 220,282             $ 122,940
               2002             $ 212,913             $ 115,751
                                $ 197,444             $ 105,936
                                $ 173,365             $  89,654
                                $ 173,730             $  89,612
                                $ 164,390             $  83,140

--------------------------------------------------------------------------------
                          Average Annual Total Return
                          (for periods ended 9/30/02)

                                                    Since
                                                  Inception
1 Year           3 Year           5 Year           11/2/96
------           ------           ------           -------
(14.11)%         (7.06)%           0.13%             7.64%
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

                       Management Discussion and Analysis

The Standish Tax-Sensitive Equity Fund under-performed the Standard and Poor's 500 Index over the past 12 months, declining 21.25% versus a decline of 20.49% for the broader market. Our investment style focuses on growth at a reasonable valuation and this approach struggled versus value driven investing during the past twelve months. Our returns were enhanced by our sector selection and intermediate capitalization bias, but these advantages were not enough to permit our results to exceed the Index.

The U.S. economy has struggled during the past twelve months. Economic activity fell off initially after the September 11th attack, but GDP picked up in the Fourth Quarter, 2001 as business pushed to fill an inventory pipeline that had been depleted during 2001. But the economy failed to pick up meaningfully during 2002. Consumer spending remained robust, driven by relatively full employment and robust refinancing activity that put new money into consumer pockets. The Federal Government went from surplus to deficit, adding to the economic stimulation. But business investment, the final leg of an economic recovery, never kicked in. With low capacity utilization and weak profits, businesses never saw the need to put down this third leg of the economic stool.

Good returns during the last 12 months came from several sectors of the portfolio, including finance and consumer stocks. Consumer demand held up well and profits for consumer companies, while not robust, compared well versus the manufacturing sectors. Procter & Gamble, Jones Apparel and Carnival Cruise actually had positive returns during this period. The same is true of Leggett & Platt and American Standard, both with direct connections to the strong housing market. But our best results came from the financial sector, including Real Estate Investment Trusts. While this group had losers, declining interest rates and a positive yield curve did their age-old magic for banks and insurance companies. While the commercial real estate market soften during the last twelve months, long term leases and high dividend yields gave REITs an attractive profile, at least until the last several months when rising vacancies began to take their toll.

Our worst reports came from the healthcare and technology sectors, down 41% and 34% during this period. The weakness in these sectors is well reported, but our stock selection also detracted from returns. In the healthcare sector, we owned Schering Plough and Elan, hurt by manufacturing and accounting issues. The technology sector had a large absolute decline, but our choice of large, high quality companies - Microsoft, Intel, Cisco and IBM - held up better than the Index segment.

Future returns will be determined by the shape of the current economic recovery. Beginning in the last quarter, 2001, we positioned the Fund in more economically sensitive stocks. It remains our opinion that we are in a normal bear market, the natural consequence of the market bubble and growing economic dislocations in the late-1990s. In the depths of a bear market, and this is the worst in the post-war period, the future looks problematic and stocks always seem overval-ued. The only loser is the investor who abandons well-managed companies that are selling at reasonable prices. We are not singing that song and will not join that claque.

Sincerely,

/s/ Laurence A. Manchester                                  /s/ Susan B. Coan

Laurence A. Manchester                                      Susan B. Coan

                     Standish, Ayer & Wood Investment Trust
                       Standish Tax-Sensitive Equity Fund

            Comparison of Change in Value of $100,000 Investment in
                       Standish Tax-Sensitive Equity Fund
                             and the S&P 500 Index

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                          Standish
                        Tax-Sensitive
                         Equity Fund         S&P 500 Index
                            100000              100000
                            103400              103404
                            105950              104363
                            106600              105368
                            109050              106921
                            110950              109678
                            110250              110096
                            105763              105232
                            111813              107451
                            118971              113499
                            120836              116629
                            129608              125445
        1996                130612              122960
                            138785              130642
                            138227              131667
                            134369              126257
                            140511              133781
                            151425              141929
                            157671              148287
                            173188              160091
                            169870              151126
                            179875              159407
                            174362              154083
                            178547              161217
        1997                180077              163986
                            180231              165799
                            195446              177758
                            208100              186861
                            207230              188741
                            202209              185496
                            204522              193031
                            199690              190976
                            161191              163365
                            167051              173830
                            182728              187962
                            194550              199353
        1998                207743              210836
                            208568              219649
                            193103              212817
                            193000              221330
                            201403              229896
                            204960              224475
                            211780              236933
                            204388              229543
                            198030              228345
                            191207              222135
                            195859              236192
                            203406              240994
        1999                210827              255188
                           195,859             236,192
                           203,406             240,994
                           210,827             255,188
                           199,414             242,367
                           196,042             237,787
                           216,689             261,049
                           209,478             253,194
                           210,620             247,999
                           213,580             254,112
                           208,588             250,140
                           224,605             265,676
        2000               214,152             251,651
                           212,332             250,591
                           200,475             230,835
                           207,434             231,963
                           213,491             240,193
                           200,279             218,293
                           189,834             204,464
                           198,399             220,353
                           205,658             221,829
                           198,826             216,430
                           198,302             214,300
                           188,966             200,885
        2001               169,351             184,663
                           175,383             188,185
                           188,127             202,621
                           190,780             204,395
                           185,982             201,413
                           180,972             197,530
                           186,298             204,959
                           178,178             192,533
                           175,436             191,114
                           162,098             177,499
                           149,844             163,663
                           148,154             164,738
        2002               133,365             146,834

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/02)

                                                                Since
                                                              Inception
1 Year              3 Year               5 Year                 1/2/96
------              ------               ------                 ------
(21.25)%            (11.32)%             (5.81)%                4.36%
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         SELECTED FINANCIAL INFORMATION
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                 STANDISH
                                               MASSACHUSETTS    STANDISH      STANDISH
                                               INTERMEDIATE   INTERMEDIATE    SMALL CAP      STANDISH
                                                TAX EXEMPT     TAX EXEMPT   TAX-SENSITIVE  TAX-SENSITIVE
                                                 BOND FUND     BOND FUND     EQUITY FUND    EQUITY FUND
                                               -------------  ------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF YEAR                $ 21.89       $ 22.04        $ 26.23        $ 32.29
                                                  -------       -------        -------        -------
FROM INVESTMENT OPERATIONS:
  Net investment income (loss)*                      0.88          0.90          (0.13)          0.31
  Net realized and unrealized gain (loss) on
    investments                                      0.63          0.74          (3.57)         (7.10)
                                                  -------       -------        -------        -------
Total income (loss) from investment
  operations                                         1.51          1.64          (3.70)         (6.79)
                                                  -------       -------        -------        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.88)        (0.90)            --          (0.25)
                                                  -------       -------        -------        -------
Total distributions to shareholders                 (0.88)        (0.90)            --          (0.25)
                                                  -------       -------        -------        -------
NET ASSET VALUE, END OF YEAR                      $ 22.52       $ 22.78        $ 22.53        $ 25.25
                                                  =======       =======        =======        =======
TOTAL RETURN+                                        7.09%         7.65%        (14.11)%       (21.25)%
RATIOS:
  Expenses (to average daily net assets)*            0.65%         0.65%          1.00%          0.75%
  Net investment income (loss) (to average
    daily net assets)*                               4.01%         4.09%         (0.47)%         0.95%
  Portfolio Turnover                                   13%           17%           241%            18%
  Net Assets, End of Year (000's omitted)         $65,726       $82,162        $82,469        $13,285

-----------------

* The investment adviser voluntarily did not impose a portion of its fee for the Massachusetts Intermediate Tax Exempt Bond Fund, the Intermediate Tax Exempt Bond Fund, the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund. Please refer to the Financial Highlights for additional disclosure regarding these ratios.
+    Total return would have been lower in the absence of expense waivers.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                  MASSACHUSETTS                            SMALL CAP            TAX-
                                                   INTERMEDIATE        INTERMEDIATE          TAX-            SENSITIVE
                                                    TAX EXEMPT          TAX EXEMPT         SENSITIVE           EQUITY
                                                    BOND FUND           BOND FUND         EQUITY FUND           FUND
                                                 ----------------    ----------------    -------------    ----------------
ASSETS
  Investments, at value (Note 1A)*               $    64,906,552     $    80,941,296     $ 97,132,022(1)  $     14,423,850(2)
  Cash                                                        --                  --          824,859              232,775
  Receivable for investments sold                      1,121,023             275,727        2,190,769                   --
  Receivable for Fund shares sold                          1,112                 500           56,738                   --
  Interest and dividends receivable                      930,974           1,108,287           98,404               22,314
  Receivable for variation margin on open
    financial futures contracts (Note 6)                      --                  --            9,425                   --
  Prepaid expenses                                        11,178              19,074           17,698               11,245
                                                 ----------------    ----------------    ------------     ----------------
    Total assets                                      66,970,839          82,344,884      100,329,915           14,690,184
LIABILITIES
  Payable for investments purchased                           --                  --        1,824,849                   --
  Payable for Fund shares redeemed                        36,744               4,213               --                   --
  Distributions payable                                   92,824             143,593               --                   --
  Payable upon return of securities loaned
    (Note 7)                                                  --                  --       15,963,771            1,372,330
  Payable for delayed delivery transactions
    (Note 8)                                           1,078,090                  --               --                   --
  Accrued accounting, custody and transfer
    agent fees                                             9,072               8,870           14,180                5,310
  Accrued trustees' fees and expenses (Note
    2)                                                     1,087               1,169              960                  687
  Accrued expenses and other liabilities                  27,267              25,366           56,817               27,228
                                                 ----------------    ----------------    ------------     ----------------
    Total liabilities                                  1,245,084             183,211       17,860,577            1,405,555
                                                 ----------------    ----------------    ------------     ----------------
NET ASSETS                                       $    65,725,755     $    82,161,673     $ 82,469,338     $     13,284,629
                                                 ================    ================    ============     ================
NET ASSETS CONSIST OF:
  Paid-in capital                                     61,245,662          76,691,176      112,987,300           17,139,525
  Accumulated net realized gain (loss)                    76,447             102,665      (27,266,221)          (1,712,852)
  Accumulated net investment income (loss)                 1,160               8,843               --               74,219
  Net unrealized appreciation (depreciation)           4,402,486           5,358,989       (3,251,741)          (2,216,263)
                                                 ----------------    ----------------    ------------     ----------------
TOTAL NET ASSETS                                 $    65,725,755     $    82,161,673     $ 82,469,338     $     13,284,629
                                                 ================    ================    ============     ================
SHARES OF BENEFICIAL INTEREST OUTSTANDING              2,918,925           3,606,084        3,660,637              526,114
                                                 ================    ================    ============     ================
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)                $         22.52     $         22.78     $      22.53     $          25.25
                                                 ================    ================    ============     ================
  *Identified cost of investments                $    60,504,066     $    75,582,307     $100,234,941     $     16,640,113
                                                 ================    ================    ============     ================
------------------
(1) Including securities on loan of $15,236,309 (Note 7).
(2) Including securities on loan of $1,326,510 (Note 7).

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                            STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                  MASSACHUSETTS                            SMALL CAP              TAX-
                                                  INTERMEDIATE       INTERMEDIATE            TAX-              SENSITIVE
                                                   TAX EXEMPT         TAX EXEMPT           SENSITIVE             EQUITY
                                                    BOND FUND          BOND FUND          EQUITY FUND             FUND
                                                 ---------------    ---------------    -----------------    ----------------
INVESTMENT INCOME (NOTE 1C)
  Interest income                                $    3,028,427     $    3,894,459     $          85,490(1) $          5,920(2)
  Dividend income                                            --                 --               423,316             325,460
                                                 ---------------    ---------------    -----------------    ----------------
    Total investment income                           3,028,427          3,894,459               508,806             331,380
EXPENSES
  Investment advisory fee (Note 2)                      259,746            328,934               761,851              97,460
  Accounting, custody and transfer agent fees           111,434            120,577               151,542              60,576
  Legal and audit services                               37,871             34,949                43,917              47,809
  Registration fees                                       3,347             21,752                24,238              17,242
  Insurance expense                                      10,701             11,913                13,811               7,639
  Trustees' fees and expenses (Note 2)                    6,953              7,511                10,222               3,197
  Miscellaneous                                          13,713             14,826                21,003               8,332
                                                 ---------------    ---------------    -----------------    ----------------
    Total expenses                                      443,765            540,462             1,026,584             242,255
  Waiver of investment advisory fee (Note 2)            (21,680)            (5,936)              (74,271)            (96,065)
                                                 ---------------    ---------------    -----------------    ----------------
    Net expenses                                        422,085            534,526               952,313             146,190
                                                 ---------------    ---------------    -----------------    ----------------
      Net investment income (loss)                    2,606,342          3,359,933              (443,507)            185,190
                                                 ---------------    ---------------    -----------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     88,542            378,753           (22,295,354)            111,669
    Financial futures contracts                              --                 --               (15,564)                 --
                                                 ---------------    ---------------    -----------------    ----------------
      Net realized gain (loss)                           88,542            378,753           (22,310,918)            111,669
  Change in unrealized appreciation
    (depreciation)
    Investment securities                             1,791,653          2,447,146             7,867,307          (3,494,364)
    Financial futures contracts                              --                 --               (74,190)                 --
                                                 ---------------    ---------------    -----------------    ----------------
      Change in net unrealized appreciation
        (depreciation)                                1,791,653          2,447,146             7,793,117          (3,494,364)
                                                 ---------------    ---------------    -----------------    ----------------
    Net realized and unrealized gain (loss)           1,880,195          2,825,899           (14,517,801)         (3,382,695)
                                                 ---------------    ---------------    -----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                     $    4,486,537     $    6,185,832     $     (14,961,308)   $     (3,197,505)
                                                 ===============    ===============    =================    ================

------------------
(1) Including securities lending income of $3,664 (Note 7).
(2) Including securities lending income of $240 (Note 7).

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $ 2,606,342         $  2,841,484
  Net realized gain                                              88,542              519,199
  Change in net unrealized appreciation (depreciation)        1,791,653            2,630,818
                                                            -----------         ------------
  Net increase in net assets from investment operations       4,486,537            5,991,501
                                                            -----------         ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                 (2,606,362)          (2,841,484)
                                                            -----------         ------------
  Total distributions to shareholders                        (2,606,362)          (2,841,484)
                                                            -----------         ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            5,060,578           12,092,828
  Value of shares issued to shareholders in payment of
    distributions declared                                    1,410,185            1,453,382
  Cost of shares redeemed                                    (6,870,952)         (16,790,099)
                                                            -----------         ------------
  Net decrease in net assets from Fund share
    transactions                                               (400,189)          (3,243,889)
                                                            -----------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       1,479,986              (93,872)
NET ASSETS
  At beginning of year                                       64,245,769           64,339,641
                                                            -----------         ------------
  At end of year (including undistributed net
    investment income of $1,160 and $1,180)                 $65,725,755         $ 64,245,769
                                                            ===========         ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $  3,359,933        $  3,624,483
  Net realized gain                                              378,753             483,817
  Change in net unrealized appreciation (depreciation)         2,447,146           3,011,143
                                                            ------------        ------------
  Net increase in net assets from investment operations        6,185,832           7,119,443
                                                            ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                  (3,358,682)         (3,624,483)
                                                            ------------        ------------
  Total distributions to shareholders                         (3,358,682)         (3,624,483)
                                                            ------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            13,610,240          20,370,552
  Value of shares issued to shareholders in payment of
    distributions declared                                     1,525,643           1,672,870
  Cost of shares redeemed                                    (18,158,984)        (22,510,193)
                                                            ------------        ------------
  Net decrease in net assets from Fund share
    transactions                                              (3,023,101)           (466,771)
                                                            ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (195,951)          3,028,189
NET ASSETS
  At beginning of year                                        82,357,624          79,329,435
                                                            ------------        ------------
  At end of year (including undistributed net
    investment income of $8,843 and $7,592)                 $ 82,161,673        $ 82,357,624
                                                            ============        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                       $   (443,507)      $    (632,667)
  Net realized loss                                          (22,310,918)         (5,243,268)
  Change in net unrealized appreciation (depreciation)         7,793,117         (89,652,066)
                                                            ------------       -------------
  Net decrease in net assets from investment operations      (14,961,308)        (95,528,001)
                                                            ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net realized gains on investments                              --         (25,415,582)
                                                            ------------       -------------
  Total distributions to shareholders                                 --         (25,415,582)
                                                            ------------       -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            44,907,905          45,789,469
  Value of shares issued to shareholders in payment of
    distributions declared                                            --          22,791,354
  Cost of shares redeemed                                    (29,187,786)        (81,127,326)
                                                            ------------       -------------
  Net increase (decrease) in net assets from Fund share
    transactions                                              15,720,119         (12,546,503)
                                                            ------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          758,811        (133,490,086)
NET ASSETS
  At beginning of year                                        81,710,527         215,200,613
                                                            ------------       -------------
  At end of year                                            $ 82,469,338       $  81,710,527
                                                            ============       =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $    185,190        $   227,796
  Net realized gain (loss)                                       111,669           (784,909)
  Change in net unrealized appreciation (depreciation)        (3,494,364)        (6,091,848)
                                                            ------------        -----------
  Net decrease in net assets from investment operations       (3,197,505)        (6,648,961)
                                                            ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                    (145,238)          (250,296)
                                                            ------------        -----------
  Total distributions to shareholders                           (145,238)          (250,296)
                                                            ------------        -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                             2,138,826          5,791,378
  Value of shares issued to shareholders in payment of
    distributions declared                                       120,585            196,697
  Cost of shares redeemed                                     (9,336,571)        (7,066,428)
                                                            ------------        -----------
  Net decrease in net assets from Fund share
    transactions                                              (7,077,160)        (1,078,353)
                                                            ------------        -----------
TOTAL DECREASE IN NET ASSETS                                 (10,419,903)        (7,977,610)
NET ASSETS
  At beginning of year                                        23,704,532         31,682,142
                                                            ------------        -----------
  At end of year (including undistributed net
    investment income of $74,219 and $71,950)               $ 13,284,629        $23,704,532
                                                            ============        ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------
                                              2002         2001        2000        1999        1998
                                            ---------    ---------    -------    ---------    -------
NET ASSET VALUE, BEGINNING OF YEAR           $ 21.89      $ 20.89     $ 20.85     $ 21.78     $ 21.18
                                             -------      -------     -------     -------     -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                        0.88(1)      0.91(1)     0.92(1)     0.90(1)     0.94
  Net realized and unrealized gain
    (loss) on investments                       0.63         1.00        0.04       (0.93)       0.60
                                             -------      -------     -------     -------     -------
Total from investment operations                1.51         1.91        0.96       (0.03)       1.54
                                             -------      -------     -------     -------     -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (0.88)       (0.91)      (0.92)      (0.90)      (0.94)
                                             -------      -------     -------     -------     -------
Total distributions to shareholders            (0.88)       (0.91)      (0.92)      (0.90)      (0.94)
                                             -------      -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR                 $ 22.52      $ 21.89     $ 20.89     $ 20.85     $ 21.78
                                             =======      =======     =======     =======     =======
TOTAL RETURN+                                   7.09%        9.32%       4.72%      (0.18)%      7.45%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                    0.65%        0.65%       0.65%       0.65%       0.65%
  Net Investment Income (to average
    daily net assets)*                          4.01%        4.23%       4.43%       4.19%       4.40%
  Portfolio Turnover                              13%          22%         23%         22%         19%
  Net Assets, End of Year (000's
    omitted)                                 $65,726      $64,246     $64,340     $63,005     $53,600

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share             $    0.87(1) $    0.91(1)     N/A          N/A    $  0.92
Ratios (to average daily net assets):
  Expenses                                       0.68%        0.65%       N/A          N/A       0.77%
  Net investment income                          3.98%        4.23%       N/A          N/A       4.28%

+    Total return would have been lower in the absence of expense waivers.
(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             YEAR ENDED SEPTEMBER 30,
                                            -----------------------------------------------------------
                                              2002         2001         2000         1999        1998
                                            ---------    ---------    ---------    ---------    -------
NET ASSET VALUE, BEGINNING OF YEAR           $ 22.04      $ 21.11      $ 21.11      $ 22.30     $ 21.78
                                             -------      -------      -------      -------     -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                        0.90(1)      0.93(1)      0.95(1)      0.92(1)     0.96
  Net realized and unrealized gain
    (loss) on investments                       0.74         0.93         0.06        (0.99)       0.58
                                             -------      -------      -------      -------     -------
Total from investment operations                1.64         1.86         1.01        (0.07)       1.54
                                             -------      -------      -------      -------     -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (0.90)       (0.93)       (0.95)       (0.92)      (0.96)
  From net realized gain on investments           --           --        (0.06)       (0.20)      (0.06)
                                             -------      -------      -------      -------     -------
Total distributions to shareholders            (0.90)       (0.93)       (1.01)       (1.12)      (1.02)
                                             -------      -------      -------      -------     -------
NET ASSET VALUE, END OF YEAR                 $ 22.78      $ 22.04      $ 21.11      $ 21.11     $ 22.30
                                             =======      =======      =======      =======     =======
TOTAL RETURN+                                   7.65%        9.00%        4.91%       (0.33)%      7.24%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                    0.65%        0.62%        0.64%        0.63%       0.65%
  Net Investment Income (to average
    daily net assets)*                          4.09%        4.30%        4.54%        4.24%       4.37%
  Portfolio Turnover                              17%          43%          28%          43%         29%
  Net Assets, End of Year (000's
    omitted)                                 $82,162      $82,358      $79,329      $81,918     $78,579

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share             $  0.90(1)           N/A          N/A          N/A    $  0.95
Ratios (to average daily net assets):
  Expenses                                       0.66%           N/A          N/A          N/A       0.69%
  Net investment income                          4.08%           N/A          N/A          N/A       4.33%

(1)  Calculated based on average shares outstanding.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED SEPTEMBER 30,
                                            ------------------------------------------------------------------
                                               2002          2001          2000          1999          1998
                                            ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR           $ 26.23       $ 63.32       $  40.70      $  25.89      $ 32.61
                                             -------       -------       --------      --------      -------
FROM INVESTMENT OPERATIONS:
  Net investment loss*                         (0.13)(1)     (0.20)(1)      (0.39)(1)     (0.21)(1)    (0.15)(1)
  Net realized and unrealized gain
    (loss) on investments                      (3.57)(2)    (28.28)         33.65         15.02        (6.42)
                                             -------       -------       --------      --------      -------
Total from investment operations               (3.70)       (28.48)         33.26         14.81        (6.57)
                                             -------       -------       --------      --------      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                      --            --             --            --        (0.01)
  From net realized gain on investments           --         (8.61)        (10.64)           --        (0.14)
                                             -------       -------       --------      --------      -------
Total distributions to shareholders               --         (8.61)        (10.64)           --        (0.15)
                                             -------       -------       --------      --------      -------
NET ASSET VALUE, END OF YEAR                 $ 22.53       $ 26.23       $  63.32      $  40.70      $ 25.89
                                             =======       =======       ========      ========      =======
TOTAL RETURN+                                 (14.11)%      (49.81)%        86.20%        57.03%      (20.16)%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                    1.00%         1.00%          0.87%         0.78%        0.75%
  Net Investment Loss (to average daily
    net assets)*                               (0.47)%       (0.54)%        (0.60)%       (0.60)%      (0.51)%
  Portfolio Turnover                             241%          174%           182%          168%         102%
  Net Assets, End of Year (000's
    omitted)                                 $82,469       $81,711       $215,201      $143,075      $66,458

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment loss per share               $    (0.15)(1) $    (0.21)(1)        N/A  $    (0.22)(1) $    (0.22)(1)
Ratios (to average daily net assets):
  Expenses                                        1.08%         1.04%          N/A          0.79%         0.97%
  Net investment loss                            (0.55)%       (0.58)%         N/A         (0.61)%       (0.73)%

+    Total return would have been lower in the absence of expense waivers.
(1)  Calculated based on average shares outstanding.
(2) Amount includes securities litigation proceeds received by the Fund for $0.02.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              YEAR ENDED SEPTEMBER 30,
                                            -------------------------------------------------------------
                                              2002         2001         2000         1999         1998
                                            ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF YEAR           $ 32.29      $ 41.18     $  36.99     $  32.50      $ 35.24
                                             -------      -------     --------     --------      -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                        0.31(1)      0.30(1)      0.31(1)      0.22(1)      0.29(1)
  Net realized and unrealized gain
    (loss) on investments                      (7.10)       (8.86)        4.12         4.49        (2.77)
                                             -------      -------     --------     --------      -------
Total from investment operations               (6.79)       (8.56)        4.43         4.71        (2.48)
                                             -------      -------     --------     --------      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (0.25)       (0.33)       (0.24)       (0.22)       (0.26)
                                             -------      -------     --------     --------      -------
Total distributions to shareholders            (0.25)       (0.33)       (0.24)       (0.22)       (0.26)
                                             -------      -------     --------     --------      -------
NET ASSET VALUE, END OF YEAR                 $ 25.25      $ 32.29     $  41.18     $  36.99      $ 32.50
                                             =======      =======     ========     ========      =======
TOTAL RETURN+                                 (21.25)%     (20.92)%      12.00%       14.46%       (7.13)%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                    0.75%        0.75%        0.54%        0.50%        0.50%
  Net Investment Income (to average
    daily net assets)*                          0.95%        0.78%        0.79%        0.59%        0.78%
  Portfolio Turnover                              18%          38%          50%          50%          33%
  Net Assets, End of Year (000's
    omitted)                                 $13,285      $23,705     $ 31,682     $ 29,569      $31,659

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share             $    0.15(1) $    0.22(1) $    0.15(1) $    0.09(1) $    0.09(1)
Ratios (to average daily net assets):
  Expenses                                       1.24%        0.96%        0.95%        0.85%        1.05%
  Net investment income                          0.46%        0.57%        0.38%        0.24%        0.23%

(1)  Calcuated based on average shares outstanding.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                      PAR        VALUE
SECURITY                                        RATE    MATURITY     VALUE     (NOTE 1A)
-----------------------------------------------------------------------------------------
BONDS -- 96.1%
GENERAL OBLIGATIONS -- 15.6%
Brockton MA State Qualified                     5.650% 12/15/2004  $ 300,000  $   322,875
Commonwealth of Massachusetts NCL               5.500% 12/01/2011  2,250,000    2,632,500
Commonwealth of Massachusetts NCL               5.750% 10/01/2007    750,000      864,375
Commonwealth of Massachusetts NCL               6.000% 11/01/2011    850,000    1,027,437
Commonwealth of Massachusetts
  Prerefunded-Series A                          7.500% 06/01/2004    320,000      345,200
Commonwealth of Massachusetts-Series A          7.500% 06/01/2004    165,000      172,082
Commonwealth of Massachusetts-Series C          5.250% 08/01/2009    900,000    1,018,612
Mass Bay Transportation Authority               7.000% 03/01/2011  1,000,000    1,267,500
Mass College Building Authority                 7.500% 05/01/2006    500,000      588,750
Mass College Building Authority                 7.500% 05/01/2007    450,000      545,062
Mass College Building Authority                 7.500% 05/01/2008    250,000      309,375
University of Mass Building Authority State
  Guarantee                                     6.625% 05/01/2007  1,000,000    1,173,750
                                                                              -----------
Total General Obligations (Cost $9,402,157)                                    10,267,518
                                                                              -----------
GOVERNMENT BACKED -- 5.9%
Brockton MA State Qualified                     6.125% 06/15/2018    250,000      263,290
Commonwealth of Massachusetts NCL-Series B      6.500% 08/01/2008    550,000      661,375
Mass HEFA Melrose Wakefield Hospital            6.350% 07/01/2006    310,000      319,529
Mass HEFA Youville Hospital FHA
  Prerefunded-Series B                          6.125% 02/15/2015    425,000      460,062
Mass IFA Brooks School Prerefunded              5.600% 07/01/2005    245,000      257,495
Mass IFA Brooks School Prerefunded              5.900% 07/01/2013    410,000      431,816
Mass Wholesale Electric MBIA Prerefunded        5.000% 07/01/2012  1,000,000    1,081,250
Puerto Rico Commonwealth Aqueduct & Sewer
  Authority FSA Prerefunded-Series A            9.000% 07/01/2009    320,000      371,200
                                                                              -----------
Total Government Backed (Cost $3,684,534)                                       3,846,017
                                                                              -----------
HOUSING REVENUE -- 5.0%
Mass HFA Multi-Family Unit FNMA                 6.250% 11/15/2012  1,000,000    1,022,570
Mass HFA Multi-Family Unit FNMA                 6.300% 10/01/2013    950,000      992,322
Mass HFA Residential Development FNMA           5.600% 05/15/2004    250,000      255,775
Mass HFA Residential Development FNMA           6.250% 11/15/2012  1,000,000    1,022,970
                                                                              -----------
Total Housing Revenue (Cost $3,266,052)                                         3,293,637
                                                                              -----------
INDUSTRIAL DEVELOPMENT -- 2.2%
Boston MA Industrial Development Financing
  Authority AMT                                 7.375% 05/15/2015    865,000      879,454
Mass DFA Waste Management Resource Recovery     6.900% 12/01/2029    500,000      551,875
                                                                              -----------
Total Industrial Development (Cost $1,381,244)                                  1,431,329
                                                                              -----------
INSURED BOND -- 39.6%
Chelsea MA School District AMBAC NCL            7.000% 06/15/2003    265,000      275,369
Commonwealth of Massachusetts AMBAC NCL AMT     5.750% 08/01/2010  1,500,000    1,758,750
Commonwealth of Massachusetts AMBAC NCL AMT     5.750% 08/01/2010  1,000,000    1,172,500
Commonwealth of Massachusetts MBIA NCL#         5.500% 02/01/2007  1,000,000    1,125,000
Commonwealth of Massachusetts MBIA NCL          5.500% 11/01/2012    685,000      805,731
Holyoke MA FSA                                  6.000% 06/15/2007    800,000      925,000
Mass Bay Transportation Authority FGIC          5.500% 03/01/2011    300,000      347,625
Mass Bay Transportation Authority FGIC          5.500% 03/01/2012    700,000      818,125

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                      PAR        VALUE
SECURITY                                        RATE    MATURITY     VALUE     (NOTE 1A)
-----------------------------------------------------------------------------------------
INSURED BOND (CONTINUED)
Mass Bay Transportation Authority FGIC          7.000% 03/01/2011  $1,055,000 $ 1,338,531
Mass Bay Transportation Authority FGIC          7.000% 03/01/2014    900,000    1,171,125
Mass DFA Curry College ACA                      4.100% 03/01/2004     85,000       87,338
Mass DFA May Institute Asset Guaranty           5.500% 09/01/2003    265,000      274,577
Mass DFA May Institute Asset Guaranty           5.500% 09/01/2004    280,000      298,900
Mass DFA May Institute Asset Guaranty           5.500% 09/01/2005    175,000      191,844
Mass DFA Northern Berkshire Retirement
  Development ACA                               5.750% 08/15/2009    425,000      474,406
Mass DFA Northern Berkshire Retirement
  Development ACA                               5.750% 08/15/2010    450,000      501,750
Mass HEFA Cape Cod Healthcare Asset Guaranty    5.250% 11/15/2012    600,000      668,250
Mass HEFA Mass Eye and Ear ACA                  5.000% 07/01/2005    660,000      700,425
Mass HEFA New England Medical Center FGIC       6.000% 07/01/2003    400,000      412,220
Mass HEFA Partners FSA                          5.500% 07/01/2007    635,000      715,963
Mass HFA Multi-Family Unit MBIA NCL             5.550% 12/01/2004    500,000      530,000
Mass Port Authority MBIA NCL                    5.750% 07/01/2012  1,000,000    1,185,000
Mass Port Authority MBIA NCL AMT                5.750% 07/01/2007    500,000      563,125
Mass Water Resource Authority FGIC NCL          6.000% 11/01/2006    800,000      919,000
Mass Water Resource Authority MBIA NCL          5.500% 08/01/2011  1,000,000    1,167,500
Mass Wholesale Electric MBIA NCL                5.000% 07/01/2010  1,000,000    1,108,750
Mass Wholesale Electric MBIA NCL                5.500% 07/01/2009    850,000      969,000
Pittsfield MA MBIA NCL                          5.000% 04/15/2012    250,000      283,438
Puerto Rico Commonwealth FSA                    5.500% 07/01/2012  1,400,000    1,667,750
Puerto Rico Commonwealth Highway &
  Transportation Authority MBIA                 5.500% 07/01/2013  1,140,000    1,359,450
Route 3 Mass Transportation Improvement
  Authority MBIA NCL                            5.500% 06/15/2009    725,000      837,375
Worcester MA FSA NCL                            5.500% 04/01/2010    500,000      577,500
Worcester MA MBIA NCL                           6.000% 07/01/2006    725,000      825,594
                                                                              -----------
Total Insured Bond (Cost $23,959,298)                                          26,056,911
                                                                              -----------
LEASE REVENUE -- 1.3%
Puerto Rico Housing Bank Appropriation          5.125% 12/01/2005    750,000      821,250
                                                                              -----------
Total Lease Revenue (Cost $746,146)                                               821,250
                                                                              -----------
LOC -- 1.2%
Boston MA IFA LOC: Bank of New York             5.875% 04/01/2030    445,000      480,600
Mass IFA Amesbury LOC: Citizens Bank AMT        5.910% 09/01/2005    281,250      298,828
                                                                              -----------
Total LOC (Cost $726,250)                                                         779,428
                                                                              -----------
REVENUE BONDS -- 19.3%
Mass DFA Biomedical Research                    6.000% 08/01/2011    550,000      635,250
Mass DFA Massachusetts College of Pharmacy      5.750% 07/01/2006    280,000      304,850
Mass DFA Williston School AMT                   6.000% 10/01/2013    445,000      457,238
Mass HEFA Amherst College NCL                   6.000% 11/01/2005    510,000      572,475
Mass HEFA Baystate Medical Center NCL           5.000% 07/01/2010    250,000      267,500
Mass HEFA Cape Cod Healthcare                   5.125% 11/15/2009    600,000      631,500
Mass HEFA Caritas Christi NCL                   5.500% 07/01/2005    500,000      525,625
Mass HEFA Central New England Health Systems    5.750% 08/01/2003     95,000       95,694
Mass HEFA Dana Farber Cancer Institute          6.500% 12/01/2006    650,000      732,875
Mass HEFA Harvard University NCL                5.500% 01/15/2006  1,000,000    1,108,750
Mass HEFA Milford Hospital NCL                  5.250% 07/15/2007    600,000      628,500

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                      PAR        VALUE
SECURITY                                        RATE    MATURITY     VALUE     (NOTE 1A)
-----------------------------------------------------------------------------------------
REVENUE BONDS (CONTINUED)
Mass HEFA No. Adams Regional Hospital           6.750% 07/01/2009  $ 600,000  $   600,000
Mass HEFA Partners HealthCare                   5.000% 07/01/2009    325,000      357,906
Mass IFA Berkshire Retirement Development(a)    6.000% 07/01/2018    530,000      533,010
Mass IFA Springfield College                    5.625% 09/15/2010    750,000      778,973
Mass IFA Wentworth Institute                    5.050% 10/01/2005    290,000      310,663
Mass Port Authority                             5.750% 07/01/2012    700,000      809,375
Mass Port Authority                             6.000% 07/01/2011  1,000,000    1,158,750
Mass Water Resource Authority NCL               6.500% 07/15/2009  1,000,000    1,210,000
Puerto Rico Industrial Tour Ed Anamendez
  University                                    5.000% 02/01/2005    250,000      265,938
Puerto Rico Industrial Tour Ed Anamendez
  University                                    5.000% 02/01/2006    650,000      701,188
                                                                              -----------
Total Revenue Bonds (Cost $11,994,060)                                         12,686,060
                                                                              -----------
SPECIAL REVENUES -- 6.0%
Foxborough MA Stadium                           5.750% 06/01/2011  1,050,000    1,240,313
Mass Special Obligation NCL                     5.375% 06/01/2011    350,000      404,250
Mass Special Obligation NCL                     5.500% 06/01/2013  1,000,000    1,176,250
Virgin Islands Public Finance Authority         5.625% 10/01/2010  1,000,000    1,112,500
                                                                              -----------
Total Special Revenues (Cost $3,553,236)                                        3,933,313
                                                                              -----------
TOTAL BONDS (COST $58,712,977)                                                 63,115,463
                                                                              -----------
SHORT-TERM INVESTMENTS -- 2.7%
SHORT TERM BONDS -- 2.6%
Mass HEFA Capital Asset Program-Series C(a)     2.050% 07/01/2010    700,000      700,000
Mass HEFA Wellesley College(a)                  1.950% 07/01/2039  1,000,000    1,000,000
                                                                              -----------
                                                                                1,700,000
                                                                              -----------
REPURCHASE AGREEMENTS -- 0.1%
Tri-party repurchase agreement dated 09/30/02 with Salomon Smith Barney,
Inc. and Investors Bank and Trust Company, due 10/01/02, with a maturity value of $91,092 and an effective yield of 0.90%, collateralized by a U.S.
Government Obligation with a rate of 1.875%, a maturity date of 09/30/04 and
a market value of $100,380.                                                        91,089
                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,791,089)                                  1,791,089
                                                                              -----------

TOTAL INVESTMENTS -- 98.8% (COST
 $60,504,066)                             $  64,906,552
OTHER ASSETS, LESS LIABILITIES -- 1.2%          819,203
                                          -------------
NET ASSETS -- 100.0%                      $  65,725,755
                                          =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

ACA - American Capital Access Holdings, Inc.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
DFA - Development Finance Agency
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance
HEFA - Health & Educational Facilities Authority
HFA - Housing Finance Authority
IFA - Industrial Finance Authority
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
NCL - Non-callable

#    Delayed delivery contract.
(a) Variable Rate Security; rate indicated is as of 9/30/02. Variable rate securities that reset monthly or more frequently are considered short-term securities for reporting purposes.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                      PAR        VALUE
SECURITY                                        RATE    MATURITY     VALUE     (NOTE 1A)
-----------------------------------------------------------------------------------------
BONDS -- 93.8%
GENERAL OBLIGATIONS -- 9.5%
Alpine UT School District                       5.000% 03/15/2011  $  25,000  $    27,344
Commonwealth of Massachusetts
  Prerefunded-Series A                          7.500% 06/01/2004    130,000      140,237
Commonwealth of Massachusetts-Series A          7.500% 06/01/2004     75,000       78,219
Conroe TX Independent School District           5.500% 02/15/2013    700,000      816,375
District of Columbia NCL                        5.800% 06/01/2004    210,000      221,287
Goose Creek TX Independent School District      7.000% 08/15/2009    600,000      747,750
Grand Central NY District Management            5.000% 01/01/2006     25,000       26,281
Harris County TX NCL                            5.250% 08/15/2009  1,000,000    1,135,000
Honolulu HI City & County                       5.400% 09/27/2007    500,000      567,500
McKinney TX Independent School District Asset
  Guarantee NCL                                 6.000% 02/15/2007    500,000      571,875
New York NY NCL                                 5.500% 08/01/2010  1,000,000    1,126,250
New York NY NCL                                 6.500% 03/15/2005  1,000,000    1,101,250
New York State NCL                              5.000% 03/01/2005     15,000       16,125
Northeast TX Independent School District NCL    7.000% 02/01/2009  1,000,000    1,228,750
                                                                              -----------
Total General Obligations (Cost $7,232,952)                                     7,804,243
                                                                              -----------
GOVERNMENT BACKED -- 10.3%
Arapahoe County CO Highway Revenue              6.050% 08/31/2015  1,350,000    1,555,875
District of Columbia NCL                        5.800% 06/01/2004     40,000       42,850
District of Columbia Prerefunded MBIA NCL       5.750% 06/01/2010     10,000       11,850
District of Columbia Prerefunded MBIA NCL       6.000% 06/01/2011    440,000      531,850
Long Beach CA Aquarium of the Pacific Revenue   5.750% 07/01/2005    200,000      213,750
Mashantucket CT Western Pequot                  6.500% 09/01/2005    995,000    1,130,569
Met Govt Nashville & Davidson TN Industrial
  Development Board Revenue Prerefunded         7.500% 11/15/2010  1,000,000    1,302,500
New York Dormitory Authority Good Samaritan
  Hospital Asset Guaranty                       5.250% 07/01/2005  1,000,000    1,093,750
New York Metropolitan Transportation
  Authority                                     5.750% 07/01/2015    500,000      523,845
Palm Beach County FL Solid Waste AMBAC          6.000% 10/01/2009    500,000      589,250
Port Jervis NY IDA                              5.250% 11/01/2006    100,000      111,500
South Carolina Medical University               5.625% 07/01/2010  1,000,000    1,165,000
Tucson AZ COP Asset Guaranty                    6.000% 07/01/2004    220,000      228,246
                                                                              -----------
Total Government Backed (Cost $7,809,675)                                       8,500,835
                                                                              -----------
HOUSING REVENUE -- 6.6%
ABAG CA Odd Fellows Homes                       5.700% 08/15/2014  1,000,000    1,121,250
California HFA MBIA FHA AMT-Series G            5.650% 08/01/2025     75,000       76,116
California HFA SFM                              5.050% 02/01/2017    255,000      258,246
Colorado HFA SFM                                5.250% 10/01/2007    255,000      272,531
Florida Housing Finance Corp. FSA               5.750% 01/01/2017    320,000      330,400
Hawaii Housing Finance and Development SFM
  FNMA                                          7.000% 07/01/2031    460,000      463,947
Massachusetts HFA Residential Development
  FNMA                                          6.875% 11/15/2011    400,000      408,768
Mississippi Home Corp. SFM AMT                  5.450% 06/01/2024    255,000      261,694
New Jersey HFA AMBAC                            6.200% 11/01/2004  1,000,000    1,022,420
New Mexico Mortgage Finance Authority AMT       5.750% 07/01/2014    120,000      122,550
New York Mortgage Agency SFM AMT NCL            5.750% 04/01/2004    650,000      678,437
Pennsylvania HFA SFM                            5.350% 10/01/2008    175,000      186,812

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                      PAR        VALUE
SECURITY                                        RATE    MATURITY     VALUE     (NOTE 1A)
-----------------------------------------------------------------------------------------
HOUSING REVENUE (CONTINUED)
Rhode Island Housing & Mortgage Finance Corp.   4.950% 10/01/2016  $ 205,000  $   208,844
Virginia Housing Development Authority Multi
  Family Insured Mortgage                       0.000% 11/01/2017     60,000       14,435
                                                                              -----------
Total Housing Revenue (Cost $5,264,272)                                         5,426,450
                                                                              -----------
INDUSTRIAL DEVELOPMENT -- 9.2%
Brazos River TX Pollution Authority AMT         4.950% 10/01/2030    750,000      765,937
Broward County FL Resource Recovery             5.000% 12/01/2007  1,500,000    1,606,875
California Statewide Equity Residential
  Improvement(a)                                5.200% 12/01/2029  1,000,000    1,067,500
Connecticut Gaming Authority Mohegan Tribe      5.375% 01/01/2011  1,000,000    1,018,750
Gloucester NJ Resource Recovery                 6.850% 12/01/2029    500,000      558,750
Hendersonville TN Kroger                        5.950% 12/15/2008    340,000      349,775
Mass DFA Waste Management Resource Recovery     6.900% 12/01/2029    500,000      551,875
Murray KY Industrial Development Kroger         7.250% 09/01/2012    350,000      359,583
New York NY Tsasc Inc.                          6.000% 07/15/2019  1,225,000    1,301,562
                                                                              -----------
Total Industrial Development (Cost $7,198,858)                                  7,580,607
                                                                              -----------
INSURED BOND -- 37.4%
California Intercommunity HFA COP ACA           5.000% 11/01/2005  1,770,000    1,924,875
Charleston SC COP MBIA                          6.000% 12/01/2008  1,000,000    1,181,250
Cook County IL Community College FGIC           8.750% 01/01/2006  1,000,000    1,201,250
Cook County IL High School FGIC                 7.875% 12/01/2014    750,000    1,057,500
Cook County IL School District FSA NCL          6.750% 05/01/2010  1,750,000    2,156,875
Denver CO Airport MBIA AMT                      7.500% 11/15/2006    500,000      561,250
District of Columbia FSA NCL                    5.500% 06/01/2011  1,750,000    2,016,875
District of Columbia MBIA NCL                   5.750% 06/01/2010     15,000       17,437
District of Columbia MBIA NCL                   6.000% 06/01/2011    835,000      993,650
Douglas County CO School District MBIA          7.000% 12/15/2012    625,000      820,312
Georgia Municipal Electric Authority Power
  FGIC NCL                                      6.250% 01/01/2012  1,150,000    1,410,188
Harris County TX Toll Revenue FGIC NCL          6.000% 08/01/2012  1,000,000    1,213,750
Hillsborogh FL University of Tampa Bay Asset
  Guaranty                                      5.750% 04/01/2018    900,000      995,625
Houston TX Water & Sewer Systems Revenue
  AMBAC NCL                                     5.500% 12/01/2008  2,000,000    2,300,000
Illinois State FSA NCL                          5.500% 04/01/2010  1,000,000    1,147,500
Jefferson County OH Asset Guaranty              6.625% 12/01/2005    180,000      192,375
Louisiana State Energy & Power Authority FSA
  NCL                                           5.500% 01/01/2010  1,960,000    2,241,750
NJ Transportation Corp. COP AMBAC NCL           5.500% 09/15/2007  1,000,000    1,136,250
Nassau County NY FGIC                           6.000% 07/01/2010     25,000       29,656
New Jersey Health Care Facilities Financing
  Authority Revenue AMBAC                       4.800% 08/01/2021  1,000,000    1,045,000
New York Dormitory Authority Presbyterian
  Hospital AMBAC                                4.400% 08/01/2013    145,000      151,706
Orange County CA COP MBIA                       5.800% 07/01/2016    400,000      453,000
Pasco County FL Solid Waste AMBAC NCL           6.000% 04/01/2010  1,000,000    1,167,500
Phoenix AZ Water System Revenue FGIC NCL        5.250% 07/01/2010  1,000,000    1,141,250
Stafford TX Economic Development FGIC           6.000% 09/01/2015    525,000      642,469
Teton County WY St. John Hospital ACA           5.000% 12/01/2004    535,000      564,425
Washington DC Convention Center Authority
  AMBAC                                         5.250% 10/01/2014  1,000,000    1,096,250
Washington MBIA NCL                             6.000% 07/01/2015  1,000,000    1,221,250
Washington MBIA NCL                             6.750% 02/01/2010    500,000      612,500
                                                                              -----------
Total Insured Bond (Cost $28,093,015)                                          30,693,718
                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                      PAR        VALUE
SECURITY                                        RATE    MATURITY     VALUE     (NOTE 1A)
-----------------------------------------------------------------------------------------
LEASE REVENUE -- 0.7%
New York Dormitory Authority Roswell Park       6.000% 07/01/2006  $ 500,000  $   566,250
                                                                              -----------
Total Lease Revenue (Cost $510,848)                                               566,250
                                                                              -----------
LOC -- 0.6%
New York Dormitory Authority LOC: Fleet Bank    5.500% 07/01/2003    500,000      511,085
                                                                              -----------
Total LOC (Cost $501,390)                                                         511,085
                                                                              -----------
REVENUE BONDS -- 16.7%
Arizona Transportation Board Highway Revenue
  NCL                                           8.000% 07/01/2005  1,685,000    1,960,919
Camden NJ Cooper Hospitals                      5.600% 02/15/2007    240,000      219,000
Hudson County NJ Import Authority               7.600% 08/01/2025    845,000      851,169
Illinois Health Facility Authority Decatur
  Memorial Hospital                             5.500% 10/01/2009  1,055,000    1,157,863
Illinois Health Facility Authority Silver
  Cross Hospital and Medical Center             5.250% 08/15/2015    685,000      709,831
Illinois HEFA Condell Medical Center            6.000% 05/15/2010    500,000      558,750
Illinois HEFA Northwestern University(a)        5.050% 11/01/2032    725,000      813,813
Mass DFA Williston School AMT                   6.000% 10/01/2013    265,000      272,288
Mass IFA Berkshire Retirement Development(a)    6.000% 07/01/2018    500,000      502,840
Met Govt Nashville & Davidson TN Vanderbilt     6.000% 05/01/2008    610,000      709,888
Montana Student Assistance Corp.                5.950% 12/01/2012     95,000       97,096
New Hampshire HEFA Monadnock Hospital           5.250% 10/01/2007    380,000      370,975
New Mexico State Hospital Equipment Loan
  Revenue Presbyterian Healthcare Services      5.750% 08/01/2012  1,000,000    1,125,000
New York Medical Center Mt. Sinai FHA           5.950% 08/15/2009     50,000       51,519
New York Medical Center St. Luke's FHA          5.600% 08/15/2013    410,000      426,088
North Texas Higher Education and Student Loan
  Authority AMT                                 6.100% 04/01/2008    750,000      772,868
Pennsylvania State College & University
  Revenue NCL                                   5.000% 03/01/2010    500,000      558,750
Puerto Rico Industrial Tour Ed Anamendez
  University                                    5.000% 02/01/2008    700,000      765,625
Salt River AZ Electric Systems Revenue NCL      5.250% 01/01/2006  1,000,000    1,096,250
Scranton PA Allied Rehabilitation               7.125% 07/15/2005    690,000      707,250
Wisconsin State Transportation                  5.500% 07/01/2010     15,000       17,269
                                                                              -----------
Total Revenue Bonds (Cost $13,080,215)                                         13,745,051
                                                                              -----------
SPECIAL REVENUES -- 2.8%
New York City Transitional Financial
  Authority Revenue                             5.500% 02/15/2011  1,500,000    1,766,250
South Carolina Tobacco Settlement Authority     6.000% 05/15/2022    500,000      505,625
                                                                              -----------
Total Special Revenues (Cost $2,049,900)                                        2,271,875
                                                                              -----------
TOTAL BONDS (COST $71,741,125)                                                 77,100,114
                                                                              -----------
SHORT-TERM INVESTMENTS -- 4.7%
SHORT TERM BONDS -- 4.6%
Connecticut HEFA Quinnipiac University(a)       1.900% 07/01/2031    200,000      200,000
Illinois Health Facility Authority Elmhurst
  Memorial Health Center(a)                     2.050% 01/01/2028  1,500,000    1,500,000
Indiana Health Care Facilities Financing
  Authority(a)                                  1.750% 03/01/2030    900,000      900,000
Kansas State Transportation Highway Revenue -
  Series B(a)                                   2.000% 09/01/2020    700,000      700,000

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                      PAR        VALUE
SECURITY                                        RATE    MATURITY     VALUE     (NOTE 1A)
-----------------------------------------------------------------------------------------
SHORT TERM BONDS (CONTINUED)
New York NY Courts Jay Street Development
  Corp.(a)                                      1.900% 05/01/2020  $ 100,000  $   100,000
South Fork PA Municipal Authority Hospital
  Revenue(a)                                    2.000% 07/01/2028    400,000      400,000
                                                                              -----------
                                                                                3,800,000
                                                                              -----------
REPURCHASE AGREEMENTS -- 0.1%
Tri-party repurchase agreement dated 09/30/02 with Salomon Smith Barney,
Inc. and Investors Bank and Trust Company, due 10/01/02, with a maturity value of $41,183 and an effective yield of 0.90%, collateralized by a U.S.
Government Obligation with a rate of 1.875%, a maturity date of 09/30/04 and
a market value of $50,190.                                                         41,182
                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS (COST $3,841,182)                                  3,841,182
                                                                              -----------

TOTAL INVESTMENTS -- 98.5% (COST
 $75,582,307)                             $  80,941,296
OTHER ASSETS, LESS LIABILITIES -- 1.5%        1,220,377
                                          -------------
NET ASSETS -- 100.0%                      $  82,161,673
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

ACA - American Capital Access Holdings, Inc.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
COP - Certification of Participation
DFA - Development Finance Agency
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance
HEFA - Health & Educational Facilities Authority
HFA - Housing Finance Authority
IDA - Industrial Development Authority
IFA - Industrial Finance Authority
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
NCL - Non-callable
SFM - Single Family Mortgage

(a) Variable Rate Security; rate indicated is as of 9/30/02. Variable rate securities that reset monthly or more frequently are considered short- term securities for reporting purposes.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
EQUITIES -- 93.6%
BASIC INDUSTRY -- 1.4%
Freeport-McMoRan Copper & Gold, Inc., Class B*            83,850  $ 1,128,621
                                                                  -----------
CAPITAL GOODS -- 9.9%
Brady Corp., Class A                                      24,800      798,560
Graco, Inc.                                               30,425      754,540
Heartland Express, Inc.*                                  32,850      615,609
Herley Industries, Inc.*                                  29,700      551,529
Jacobs Engineering Group, Inc.*                           16,900      521,872
Knight Transportation, Inc.*                              35,250      546,375
Republic Services, Inc.*                                  48,500      911,800
Ultimate Electronics, Inc.*                               37,550      478,762
Veridian Corp.*                                           15,400      384,692
Wabtec Corp.                                              46,200      650,496
Waste Connections, Inc.*                                  31,900    1,109,801
Yellow Corp.*                                             28,800      849,830
                                                                  -----------
                                                                    8,173,866
                                                                  -----------
CONSUMER STABLE -- 5.4%
Boston Beer Co., Inc., Class A*                           30,000      417,000
Dial Corp.                                                56,400    1,210,344
International Speedway Corp., Class A                     17,700      703,221
Performance Food Group Co.*                                7,200      244,512
United Natural Foods, Inc.*                               55,300    1,273,559
Wild Oats Markets, Inc.*                                  68,800      624,704
                                                                  -----------
                                                                    4,473,340
                                                                  -----------
EARLY CYCLICAL -- 1.4%
ExpressJet Holdings, Inc.*                                76,700      705,640
Monaco Coach Corp.*                                       21,950      439,658
                                                                  -----------
                                                                    1,145,298
                                                                  -----------
ENERGY -- 5.3%
Arch Coal, Inc.                                           25,100      415,405
Cooper Cameron Corp.*                                     10,200      425,952
Evergreen Resources, Inc.*                                24,000      983,520
Headwaters, Inc.*                                         27,900      385,578
Patterson-UTI Energy, Inc.*                               17,750      452,802
Quicksilver Resources, Inc.*                              22,300      401,400
W-H Energy Services, Inc.*                                29,200      505,160
Western Gas Resources, Inc.                               12,750      398,437
XTO Energy, Inc.                                          21,550      444,145
                                                                  -----------
                                                                    4,412,399
                                                                  -----------
FINANCIAL -- 11.9%
Affiliated Managers Group, Inc.*                          19,300      860,973
BOK Financial Corp.*                                      21,650      703,625
Boston Private Financial Holdings, Inc.                   24,200      515,460

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
FINANCIAL (CONTINUED)
City National Corp.                                       25,200  $ 1,178,604
Community First Bankshares, Inc.                          16,150      450,262
Cullen/Frost Bankers, Inc.                                19,300      659,095
CVB Financial Corp.                                       47,400    1,039,956
First Community Bancorp                                   28,200      816,108
First Midwest Bancorp, Inc.                               23,050      619,123
Fulton Financial Corp.                                    47,600      894,880
Indymac Bancorp, Inc.*                                    34,050      656,143
New York Community Bancorp, Inc.                          31,600      890,172
W Holding Co., Inc.                                       34,150      556,645
                                                                  -----------
                                                                    9,841,046
                                                                  -----------
GROWTH CYCLICAL -- 9.6%
Abercrombie & Fitch Co.*                                  19,150      376,680
Applebee's International, Inc.                            18,500      405,520
Cato Corp., Class A                                       36,650      695,617
CEC Entertainment, Inc.*                                  17,850      608,864
Fairmont Hotels & Resorts, Inc.                           34,550      822,290
J. Jill Group, Inc.*                                      17,050      297,011
Lin TV Corp., Class A*                                    23,100      571,725
Linens 'N Things, Inc.*                                   38,400      705,408
Nordstrom, Inc.                                           20,700      371,358
Panera Bread Co., Class A*                                17,450      471,150
Pep Boys - Manny, Moe & Jack                              61,650      755,213
Quiksilver, Inc.*                                         30,100      679,959
School Specialty, Inc.*                                   44,950    1,124,200
                                                                  -----------
                                                                    7,884,995
                                                                  -----------
HEALTH CARE -- 19.9%
Accredo Health, Inc.*                                     22,500    1,072,800
AmerisourceBergen Corp.                                    6,150      439,233
AmSurg Corp.*                                             19,400      585,298
Amylin Pharmaceuticals, Inc.*                             44,550      740,421
Apria Healthcare Group, Inc.*                             28,000      659,680
Cambrex Corp.                                             28,100    1,034,080
Celgene Corp.*                                            21,700      365,428
Charles River Laboratories International, Inc.*           21,100      828,175
Conceptus, Inc.*                                          42,600      651,780
CTI Molecular Imaging, Inc.*                              52,100    1,318,130
Exact Sciences Corp.*                                     38,600      516,082
Henry Schein, Inc.*                                       25,150    1,326,663
InterMune, Inc.*                                          11,500      377,430
Neurocrine Biosciences, Inc.*                             21,050      863,050
NPS Pharmaceuticals, Inc.*                                28,850      593,387
Orthofix International NV*                                22,500      595,350
Priority Healthcare Corp., Class B*                       25,500      642,600
Protein Design Labs, Inc.*                                37,500      311,250
Respironics, Inc.*                                        19,000      608,190
Scios, Inc.*                                              26,500      674,425
Therasense, Inc.*                                         25,500      355,980

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Trimeris, Inc.*                                           10,800  $   479,736
Wilson Greatbatch Technologies, Inc.*                     34,800      967,440
Zoll Medical Corp.*                                       14,650      445,360
                                                                  -----------
                                                                   16,451,968
                                                                  -----------
REAL ESTATE -- 4.3%
Alexandria Real Estate Equities, Inc., REIT               11,200      475,776
CBL & Associates Properties, Inc., REIT                   13,700      530,875
Crescent Real Estate Equities Co., REIT                   27,400      430,180
Gables Residential Trust, REIT                            39,350    1,051,039
Rouse Co. (The), REIT                                     12,200      389,790
SL Green Realty Corp., REIT                               20,600      633,244
                                                                  -----------
                                                                    3,510,904
                                                                  -----------
SERVICES -- 10.1%
Alliance Data Systems Corp.*                              51,500      780,225
Central Parking Corp.                                     63,150    1,271,841
Corporate Executive Board Co.*                             5,900      168,445
Cumulus Media, Inc.*                                      25,700      453,605
FTI Consulting, Inc.*                                     11,250      447,300
Iron Mountain, Inc.*                                      27,200      679,728
Salem Communications Corp., Class A*                      53,700    1,203,954
Scholastic Corp.*                                         34,150    1,525,822
Sinclair Broadcast Group, Inc., Class A*                  67,100      919,270
SOURCECORP, Inc.*                                         42,100      859,261
                                                                  -----------
                                                                    8,309,451
                                                                  -----------
TECHNOLOGY -- 12.0%
Anteon International Corp.*                               53,100    1,443,258
Ascential Software Corp.*                                227,100      421,952
Bea Systems, Inc.*                                       160,350      830,613
Benchmark Electronics, Inc.*                              19,450      409,423
Black Box Corp.*                                          11,950      396,740
Borland Software Corp.*                                   66,900      521,151
Foundry Networks, Inc.*                                   81,350      445,798
Integrated Circuit Systems, Inc.*                         39,550      620,935
Intersil Corp., Class A*                                  37,850      490,536
Kronos, Inc.*                                             22,500      554,175
ManTech International Corp., Class A*                     58,700    1,377,161
Marvell Technology Group Ltd.*                            27,200      431,120
NetIQ Corp.*                                              34,850      505,325
PEC Solutions, Inc.*                                       7,000      155,820
Tech Data Corp.*                                          26,100      689,040
THQ, Inc.*                                                28,500      592,800
                                                                  -----------
                                                                    9,885,847
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
UTILITIES -- 2.4%
Energy East Corp.                                         78,100  $ 1,547,161
UGI Corp.                                                 11,700      425,295
                                                                  -----------
                                                                    1,972,456
                                                                  -----------
TOTAL EQUITIES (COST $80,293,108)                                  77,190,191
                                                                  -----------

                                                                      PAR
                                                                    VALUE/
                                                RATE    MATURITY    SHARES
                                               ------  ----------  ---------
SHORT-TERM INVESTMENTS -- 24.2%
CASH EQUIVALENTS -- 19.4%
Bank of Montreal Eurodollar Time Deposit(a)     1.760% 10/03/2002  $1,955,607   1,955,607
Goldman Sachs Financial Square Funds - Prime
  Obligations Fund(a)                                              1,823,875    1,823,875
Merrill Lynch Triparty Repurchase
  Agreement(a)                                  2.040% 10/01/2002  3,655,287    3,655,287
Royal Bank of Canada Eurodollar Time
  Deposit(a)                                    1.750% 10/02/2002  4,264,501    4,264,501
Royal Bank of Scotland Eurodollar Time
  Deposit(a)                                    1.760% 10/17/2002  4,264,501    4,264,501
                                                                              -----------
                                                                               15,963,771
                                                                              -----------
U.S. GOVERNMENT AGENCY -- 0.2%
FHLMC Discount Note=/=                          1.687% 12/13/2002     50,000       49,830
FHLMC Discount Note=/=+                         1.726% 12/12/2002    150,000      149,490
                                                                              -----------
                                                                                  199,320
                                                                              -----------
REPURCHASE AGREEMENTS -- 4.6%
Tri-party repurchase agreement dated 09/30/02 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 10/01/02,
with a maturity value of $3,778,834 and an effective yield of
0.90%, collateralized by a U.S. Government Obligation with a rate of 1.875%, a maturity date of 09/30/04 and a market value of
$3,854,597.                                                                     3,778,740
                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS (COST $19,941,833)                                19,941,831
                                                                              -----------

TOTAL INVESTMENTS -- 117.8% (COST
 $100,234,941)                            $  97,132,022
OTHER ASSETS, LESS LIABILITIES --
(17.8%)                                     (14,662,684)
                                          -------------
NET ASSETS -- 100.0%                      $  82,469,338
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

FHLMC - Federal Home Loan Mortgage Corporation
REIT - Real Estate Investment Trust

*    Non-income producing security.
(a) Represents investments of security lending collateral (Note 7). =/= Rate noted is yield to maturity.
+    Denotes all or part of security segregated as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
EQUITIES -- 93.2%
BASIC INDUSTRY -- 2.7%
Plum Creek Timber Co., REIT                               16,000  $   361,760
                                                                  -----------
CAPITAL GOODS -- 6.4%
Ingersoll Rand Co., Class A                               10,000      344,400
Tyco International Ltd.                                   12,000      169,200
United Technologies Corp.                                  6,000      338,940
                                                                  -----------
                                                                      852,540
                                                                  -----------
CONSUMER STABLE -- 6.7%
CVS Corp.                                                 11,000      278,850
Kimberly-Clark Corp.                                       4,000      226,560
Kroger Co.*                                                8,000      112,800
Procter & Gamble Co.                                       3,000      268,140
                                                                  -----------
                                                                      886,350
                                                                  -----------
EARLY CYCLICAL -- 5.6%
American Standard Companies, Inc.*                         6,000      381,720
Leggett & Platt, Inc.                                     18,200      360,178
                                                                  -----------
                                                                      741,898
                                                                  -----------
ENERGY -- 6.4%
Exxon Mobil Corp.                                         10,874      346,881
Royal Dutch Petroleum Co.                                  8,000      321,360
Transocean, Inc.                                           9,000      187,200
                                                                  -----------
                                                                      855,441
                                                                  -----------
FINANCIAL -- 21.5%
ACE Ltd.                                                  14,000      414,540
AMBAC, Inc.                                                7,300      393,397
American International Group, Inc.                         5,022      274,703
Citigroup, Inc.                                            9,500      281,675
Federal National Mortgage Association                      5,500      327,470
FleetBoston Financial Corp.                               13,000      264,290
J.P. Morgan Chase & Co.                                   11,000      208,890
Morgan Stanley                                             5,500      186,340
SouthTrust Corp.                                          10,000      242,500
Travelers Property Casualty Corp., Class A*               19,410      256,212
                                                                  -----------
                                                                    2,850,017
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
GROWTH CYCLICAL -- 10.4%
BJ's Wholesale Club, Inc.*                                 7,000  $   133,070
Carnival Corp.                                            10,000      251,000
Jones Apparel Group, Inc.*                                 7,400      227,180
Target Corp.                                               7,500      221,400
Viacom, Inc., Class B*                                     8,000      324,400
Walt Disney Co. (The)                                     15,000      227,100
                                                                  -----------
                                                                    1,384,150
                                                                  -----------
HEALTH CARE -- 12.9%
Abbott Laboratories                                        9,000      363,600
Biomet, Inc.                                               9,000      239,670
Eli Lilly & Co.                                            5,000      276,700
Medtronics, Inc.                                           5,910      248,929
Pfizer, Inc.                                              13,000      377,260
Wyeth Corp.                                                6,500      206,700
                                                                  -----------
                                                                    1,712,859
                                                                  -----------
REAL ESTATE -- 5.7%
Boston Properties, Inc., REIT                             10,200      379,440
General Growth Properties, REIT                            7,400      381,100
                                                                  -----------
                                                                      760,540
                                                                  -----------
SERVICES -- 4.1%
Omnicom Group                                              6,000      334,080
SBC Communications, Inc.                                   5,000      100,500
Verizon Communications, Inc.                               4,000      109,760
                                                                  -----------
                                                                      544,340
                                                                  -----------
TECHNOLOGY -- 10.8%
Agilent Technologies, Inc.*                               12,000      156,720
Cisco Systems, Inc.*                                      10,000      104,800
Intel Corp.                                               20,500      284,745
International Business Machine                             4,000      233,560
Lexmark International, Inc.*                               4,000      188,000
Microsoft Corp.*                                           7,000      305,830
NCR Corp.*                                                 8,000      158,400
                                                                  -----------
                                                                    1,432,055
                                                                  -----------
TOTAL EQUITIES (COST $14,598,213)                                  12,381,950
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     PAR
                                                                   VALUE/      VALUE
SECURITY                                        RATE    MATURITY   SHARES    (NOTE 1A)
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.4%
CASH EQUIVALENTS -- 10.3%
Bank of Montreal Eurodollar Time Deposit(a)     1.760% 10/03/2002  $168,114 $   168,114
Goldman Sachs Financial Square Funds - Prime
  Obligations Fund(a)                                              156,790      156,790
Merrill Lynch Triparty Repurchase
  Agreement(a)                                  2.040% 10/01/2002  314,228      314,228
Royal Bank of Canada Eurodollar Time
  Deposit(a)                                    1.750% 10/02/2002  366,599      366,599
Royal Bank of Scotland Eurodollar Time
  Deposit(a)                                    1.760% 10/17/2002  366,599      366,599
                                                                            -----------
                                                                              1,372,330
                                                                            -----------
REPURCHASE AGREEMENTS -- 5.1%
Tri-party repurchase agreement dated 09/30/02 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 10/01/02,
with a maturity value of $669,587 and an effective yield of
0.90%, collateralized by a U.S. Government Obligation with a rate of 1.875%, a maturity date of 09/30/04 and a market value of
$692,623.                                                                       669,570
                                                                            -----------
TOTAL SHORT-TERM INVESTMENTS (COST $2,041,900)                                2,041,900
                                                                            -----------

TOTAL INVESTMENTS -- 108.6% (COST
 $16,640,113)                             $  14,423,850
OTHER ASSETS, LESS LIABILITIES -- (8.6%)     (1,139,221)
                                          -------------
NET ASSETS -- 100.0%                      $  13,284,629
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.
(a)  Represents investments of security lending collateral (Note 7).

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Massachusetts Intermediate Tax Exempt Bond Fund (Massachusetts Intermediate Tax Exempt Bond Fund) is a separate non-diversified investment series of the Trust. Standish Intermediate Tax Exempt Bond Fund (Intermediate Tax Exempt Bond Fund), Standish Small Cap Tax-Sensitive Equity Fund (Small Cap Tax-Sensitive Equity Fund) and Standish Tax-Sensitive Equity Fund (Tax-Sensitive Equity Fund) are separate diversified investment series of the Trust (together with the Massachusetts Intermediate Tax Exempt Bond Fund, individually a "Fund" and collectively, the "Funds").

      The objectives of the Funds in the Trust are as follows:

         FUND                                                            INVESTMENT OBJECTIVE AND KEY INVESTMENTS AND STRATEGIES
         ------------------------------------------------------------  ------------------------------------------------------------
         Massachusetts Intermediate Tax Exempt Bond Fund               Provide a high level of interest income exempt from
                                                                       Massachusetts and federal income taxes, while seeking
                                                                       preservation of capital. The Fund seeks to achieve its
                                                                       objective by investing, under normal circumstances, at least
                                                                       80% of net assets in tax exempt municipal securities of
                                                                       Massachusetts issuers and other qualifying issuers (such as
                                                                       Puerto Rico, the U.S. Virgin Islands, and Guam).

         Intermediate Tax Exempt Bond Fund                             Provide a high level of interest income exempt from federal income taxes, while seeking preservation of capital. The
                                                                       Fund seeks to achieve its objective by investing, under
                                                                       normal circumstances, at least 80% of net assets in tax
                                                                       exempt municipal securities issued by states, territories, and possessions of the United States, the District of
                                                                       Colombia and their political subdivisions, agencies and
                                                                       instrumentalities.

         Small Cap Tax-Sensitive Equity Fund                           Maximize after-tax total return, consisting of long-term
                                                                       growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of
                                                                       net assets in equity securities of small capitalization U.S.
                                                                       companies.

         Tax-Sensitive Equity Fund                                     Maximize after-tax total return, consisting of long-term
                                                                       growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of
                                                                       net assets in equity securities of U.S. companies that
                                                                       appear to be undervalued.

      The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable fixed income obligations, if any, for which price quotations are readily available are normally valued at the last sales prices on the exchange or market on which they are primarily traded, or if not listed or no sale, at the last quoted bid prices. Equity securities for which quotations are readily available are valued at the last sale price or if no sale, at the closing bid prices in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Funds are valued at amortized cost. If a Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of each Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Funds and counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

     D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions on shares of the Massachusetts Intermediate Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund (together the "Bond Funds") are declared daily from net investment income and distributed monthly. Dividends from net investment income, if any, will be distributed at least annually for the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund (together the "Equity Funds"). Distributions from capital gains, if any, will be distributed annually by all of the Funds. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash. Distributions are recorded on the ex-dividend date.

      Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards, post-October losses, losses deferred due to wash sales, net operating losses and the tax practice known as equalization.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)  INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory, administrative services, and general office facilities, is paid at the following annual rates of each Fund's average daily net assets: 0.40% for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund, 0.80% for the Small Cap Tax-Sensitive Equity Fund and 0.50% for the Tax-Sensitive Equity Fund. For the Massachusetts Intermediate Tax Exempt Bond Fund, the Intermediate Tax Exempt Bond Fund, the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund, Standish Mellon voluntarily agreed to limit the total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 0.65%, 0.65%, 1.00% and 0.75%, respectively, of average daily net assets for the year ended September 30, 2002. Pursuant to these agreements, for the year ended September 30, 2002, Standish Mellon voluntarily waived a portion of its advisory fees to the Massachusetts Tax Exempt Bond Fund, Intermediate Tax Exempt Bond Fund, Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund in the amounts of $21,680, $5,936, $74,271 and $96,065, respectively. These agreements are voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Funds for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                          YEAR ENDED
                                                                      SEPTEMBER 30, 2002
                                                                  --------------------------
                                                                   PURCHASES       SALES
                                                                  ------------  ------------
         Massachusetts Intermediate Tax Exempt Bond Fund          $  9,609,273  $  8,039,364
                                                                  ============  ============
         Intermediate Tax Exempt Bond Fund                        $ 13,489,770  $ 16,524,386
                                                                  ============  ============
         Small Cap Tax-Sensitive Equity Fund                      $229,560,144  $209,292,189
                                                                  ============  ============
         Tax-Sensitive Equity Fund                                $  3,370,926  $  8,590,965
                                                                  ============  ============

      There were no purchases or sales of long-term U.S. government securities during the year ended September 30, 2002.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in each Fund's shares were as follows:

                                                                      YEAR ENDED           YEAR ENDED
                                                                  SEPTEMBER 30, 2002   SEPTEMBER 30, 2001
                                                                  -------------------  -------------------
         MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
         Shares sold                                                      233,126              568,092
         Shares issued to shareholders in payment of
           distributions declared                                          64,586               67,700
         Shares redeemed                                                 (314,178)            (780,280)
                                                                      -----------          -----------
         Net decrease                                                     (16,466)            (144,488)
                                                                      ===========          ===========
         INTERMEDIATE TAX EXEMPT BOND FUND
         Shares sold                                                      618,679              943,947
         Shares issued to shareholders in payment of
           distributions declared                                          69,126               77,225
         Shares redeemed                                                 (817,983)          (1,043,090)
                                                                      -----------          -----------
         Net decrease                                                    (130,178)             (21,918)
                                                                      ===========          ===========
         SMALL CAP TAX-SENSITIVE EQUITY FUND
         Shares sold                                                    1,594,518            1,272,946
         Shares issued to shareholders in payment of
           distributions declared                                              --              557,246
         Shares redeemed                                               (1,048,956)          (2,113,711)
                                                                      -----------          -----------
         Net increase (decrease)                                          545,562             (283,519)
                                                                      ===========          ===========
         TAX-SENSITIVE EQUITY FUND
         Shares sold                                                       68,028              149,829
         Shares issued to shareholders in payment of
           distributions declared                                           3,420                5,076
         Shares redeemed                                                 (279,507)            (190,032)
                                                                      -----------          -----------
         Net decrease                                                    (208,059)             (35,127)
                                                                      ===========          ===========

      At September 30, 2002, the Massachusetts Intermediate Tax Exempt Bond Fund had three shareholders of record owning approximately 25%, 17% and 12% of the Fund's outstanding shares, respectively. The Intermediate Tax Exempt Bond Fund had three shareholders of record owning approximately 17%, 12% and 10% of the Fund's outstanding shares, respectively. The Small Cap Tax-Sensitive Equity Fund had three shareholders of record owning approximately 32%, 10% and 10% of the Fund's outstanding shares, respectively. The Tax-Sensitive Equity Fund had three shareholders of record owning approximately 17%, 13% and 12% of the Fund's outstanding shares, respectively. Investment activity of these shareholders could have a material impact on the applicable Fund.

(5)  FEDERAL TAXES:

      As regulated investment companies qualified under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes all of its taxable income for its fiscal year. Dividends paid by the Bond Funds from net interest earned on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Bond Funds intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Bond Funds to pay exempt-interest dividends.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2002, as computed on a federal income tax basis, were as follows:

                                                                         GROSS         GROSS      NET UNREALIZED
                                                         AGGREGATE     UNREALIZED    UNREALIZED    APPRECIATION
                                                            COST      APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                                        ------------  ------------  ------------  --------------
         Massachusetts Intermediate Tax Exempt Bond
           Fund                                         $ 60,504,066   $4,451,544   $   (49,058)   $ 4,402,486
         Intermediate Tax Exempt Bond Fund                75,581,604    5,486,778      (127,086)     5,359,692
         Small Cap Tax-Sensitive Equity Fund             100,416,778    4,471,606    (7,756,362)    (3,284,756)
         Tax-Sensitive Equity Fund                        16,616,974    1,212,412    (3,405,536)    (2,193,124)

      At September 30, 2002, the following Funds, for federal income tax purposes, had capital loss carryovers:

                                                    2004    2005       2007      2008       2009        2010       TOTAL
                                                   ------  -------  ----------  -------  ----------  ----------  ----------
         Small Cap Tax-Sensitive Equity Fund           --       --          --       --  $4,663,587  $4,925,654  $9,589,241
         Tax-Sensitive Equity Fund                 $1,162  $95,353  $1,001,921  $25,933     108,406     480,077   1,712,852

      Such carryovers will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income tax. The Small Cap Tax Sensitive Equity Fund elected to defer to its fiscal year ending September 30, 2003 $17,643,966 of losses recognized during the period from November 1, 2001 to September 30, 2002.

      The tax character of distributions paid during the fiscal year ended September 30, 2002 was as follows:

                                                        MASSACHUSETTS
                                                        INTERMEDIATE   INTERMEDIATE
                                                         TAX EXEMPT     TAX EXEMPT   TAX-SENSITIVE
                                                          BOND FUND     BOND FUND     EQUITY FUND
                                                        -------------  ------------  -------------
         Distributions paid from:
           Tax exempt income                             $2,602,436     $3,352,385           --
           Ordinary income                                    3,926          6,297     $145,238

      As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                        MASSACHUSETTS
                                                        INTERMEDIATE   INTERMEDIATE    SMALL CAP
                                                         TAX EXEMPT     TAX EXEMPT   TAX-SENSITIVE  TAX-SENSITIVE
                                                          BOND FUND     BOND FUND     EQUITY FUND    EQUITY FUND
                                                        -------------  ------------  -------------  -------------
         Undistributed tax-exempt income                   $93,512       $150,489          --                 --
         Undistributed ordinary income                         472          1,947          --        $    51,080
         Undistributed capital gains                        76,446        102,666          --                 --
         Accumulated gain (loss)                                --             --          --         (1,712,852)

(6)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      Since the Massachusetts Intermediate Tax Exempt Bond Fund may invest a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable general tax-exempt mutual fund.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Funds may trade the following financial instruments with off-balance sheet risk:

     FUTURES CONTRACTS

      The Funds may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Funds deposit either in cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, dependent on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by each Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase a Fund's exposure to the underlying instrument, while selling futures tends to decrease a Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts' terms. The Funds enter into financial futures transactions primarily to manage their exposure to certain markets and to changes in securities prices and, with respect to the Equity Funds, to changes in foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At September 30, 2002, the Small Cap Tax-Sensitive Equity Fund held the following financial futures contracts:

                                                                   EXPIRATION   UNDERLYING FACE  NET UNREALIZED
         CONTRACT                                       POSITION      DATE      AMOUNT AT VALUE   DEPRECIATION
         ------------------------------------------------------------------------------------------------------
         Russell 2000 Index (13 contracts)                 Long    12/19/2002     $2,356,900       ($148,822)
                                                                                                   =========

(7)  SECURITY LENDING:

      The Funds may lend their securities, through their agent Investors Bank & Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Funds on the next business day. For the duration of a loan, the Funds receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive compensation from the investment of the collateral. As with other extensions of credit, the Funds bear the risk of delay in recovery or even loss of rights in their securities on loan should the borrower of the securities fail financially or default on its obligations to the Funds. In the event of borrower default, the Funds generally have the right to use the collateral to offset losses incurred. The Funds may incur a loss in the event they were delayed or prevented from exercising their rights to dispose of the collateral. The Funds also bear the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Funds' obligations due on the loans.

      At September 30, 2002, the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund loaned securities having a market value of $15,236,309 and $1,326,510, respectively. The Funds received cash collateral of $15,963,771 and $1,372,330, respectively, which is invested, together with collateral of other Standish funds, in five issuers of high-grade short-term investments.

(8)  DELAYED DELIVERY TRANSACTIONS:

      The Massachusetts Intermediate Tax Exempt Bond Fund and Intermediate Tax Exempt Bond Fund may purchase securities on a "when-issued", "delayed delivery" or "forward commitment" basis. Delivery and payment for such securities typically take longer than the customary settlement periods. The payment obligation and interest rates on the securities are fixed at the time the funds enter into such commitments, but interest will not accrue to the funds until delivery of and payment for the securities. The funds may receive compensation for such forgone interest. Although the funds will only make commitments to purchase when-issued, delayed delivery or forward commitment securities with the intention of actually acquiring the securities, the funds may sell the securities before the settlement date if deemed

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      advisable by the investment adviser. The funds offset in their Statements of Assets and Liabilities the payables and receivables associated with the purchases and sales of when-issued, delayed delivery or forward commitment securities that have the same coupon, settlement date and broker. When-issued, delayed delivery or forward commitment securities that are purchased from or sold to different brokers are reflected as both payables and receivables in the funds' Statements of Assets and Liabilities.

      Unless the funds have entered into an offsetting agreement to sell the securities, cash or liquid obligations with a market value at least equal to the amount of the funds' commitment will be segregated with the funds' custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the funds' commitment.

      Securities purchased on a when-issued, delayed delivery or forward commitment basis may have a market value on delivery that is less than the amount paid by the fund. The funds may also sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the fund.

      See Schedule of Investments of Massachusetts Intermediate Tax Exempt Bond Fund for outstanding delayed delivery transactions.

(9)  LINE OF CREDIT:

      The Funds, other funds in the Trust and subtrusts in the Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended
      September 30, 2002, the expense related to the commitment fee was $2,915, $3,695, $4,360 and $933 for the Massachusetts Intermediate Tax Exempt Bond Fund, the Intermediate Tax Exempt Bond Fund, the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund, respectively.

      During the year ended September 30, 2002, the Funds had no borrowings under the credit facility.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, and Standish Tax-Sensitive Equity Fund:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund and Standish Tax-Sensitive Equity Fund (the "Funds"), at September 30, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 11, 2002

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              26          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               26               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         26               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               26               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            26               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Financial Center                                                  Officer, Standish
Boston, MA 02111                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 26               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Financial Center                                                  Standish Mellon
Boston, MA 02111                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               26               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Financial Center                                                  Mellon Institutional
Boston, MA 02111                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           26               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish Mellon
Boston, MA 02111                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               26               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Financial Center                                                  Professional,
Boston, MA 02111                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           26               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Financial Center,                                                 Representative,
Boston MA 02111                                                       Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         26               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          26               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Financial Center,                                                 Mellon Financial
Boston MA 02111                                                       Corp.
8/17/60

[LOGO] STANDISHFUNDS(R)
One Financial Center
Boston, MA 02111-2662
www.standishmellon.com
1.800.221.4795                                                            02-134

                                                         [LOGO] STANDISHFUNDS(R)

Financial Report                              Standish International Equity Fund
--------------------------------------------------------------------------------
Year Ended
September 30, 2002

                     Standish, Ayer & Wood Investment Trust

November 2002

Dear Standish Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2002.

Reviewing the prior 12 months in the equity markets, two distinct phases are apparent. In the months following the tragic events of September 11, 2001, stocks advanced, based on optimism about the economic recovery. In March, a number of fears prompted a broad sell-off: lingering concerns over corporate scandals, tensions in the Middle East, the risk of further terrorism, high stock valuations and the quality of earnings. The first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years. A summer rally in July and August brought some relief, but as Labor Day approached the market resumed its downward course. International markets were also off broadly, with the economic outlook becoming less optimistic as the fiscal year progressed. In Europe, there were signs of deterioration in business and consumer confidence, as well as a decline in industrial production. Japan continues to weave in and out of recession and shows little sign of regaining strength due to its policy paralysis.

The third quarter saw a continuation of the year's dramatic decline, with the S&P 500 falling 17.3%, bringing the Index's year-to-date loss to 28.2% through September 30. In the absence of any decisively positive economic news in the third quarter, negative psychology continued to hold sway. No sector or style was immune. For example, small cap stocks, which had been holding up better than large caps, fell 21.4%, as measured by the Russell 2000 Index, with growth and value faring equally poorly. As of this writing in late October, however, market sentiment showed glimmers of a turnaround, with the S&P 500 staging several strong rallies to advance substantially over the last two weeks.

Economic releases during the quarter painted a mixed picture. Consumer purchases of homes, autos, and apparel were strong, while the business sector remains hesitant to invest, despite historically low interest rates. The ambiguity of the outlook was reflected in the Federal Reserve's September decision to leave the Fed Funds rate unchanged at 1.75%.

In the bond market, the last 12 months have been dominated by a flight to quality - a trend that continued in the third quarter, as investors drove Treasury bond yields to 40-year lows, with the 10-year note hitting 3.6%. The market, in our view, has swung from excess optimism earlier in the year to overwrought pessimism. As with stocks, the tide has turned a bit since the close of the quarter. As of late October, the yield on the 10-year Treasury note has backed up by more than 50 basis points to 4.1%.

During the quarter, lower quality corporate bonds performed poorly relative to high quality assets. Lehman's Credit Index, a broad proxy for the investment grade corporate sector posted a 7.2% return, underperforming Treasuries by 4.5%. The disparity was even more evident in the high yield sector, where all of the Lehman quality groups posted negative returns.

Our outlook remains substantially the same as it has in been in previous quarters. There remain worries about highly leveraged balance sheets at the consumer and corporate levels, along with global political risks. Recent gains in the stock market and the back-up in Treasury rates so far haven't been accompanied by a tightening of spreads on corporate debt - a development that would bode well for the sustainability of a bullish trend. The resurgence of attacks in Kuwait, Indonesia and the Philippines serve as a reminder that terrorism will be an omnipresent, if unquantifiable, risk for some time.

At the same time, the markets have already appeared to discounted much of this risk, with valuations looking a lot more reasonable. We are hopeful that pressure from both investors and regulators is bringing welcome conservatism to auditing professional and financial disclosure. Just as importantly, as we approach three years after the bubble's peak, investors' expectations for returns over the next several years have begun to be appropriately scaled back.

We continue to believe that the positive factors are driving a steady, if muted, economic recovery for the balance of the year and into 2003. In this environment, we reaffirm our commitment to well-managed companies and the pursuit of value. For more than seven decades, this has been our way to seek to profit from the growth and renewal that are enduring strengths of the American economy.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                       Management Discussion and Analysis

The Standish International Equity Fund return for the twelve months ending September 30, 2002 was -6.77% versus -15.53% for the benchmark MSCI EAFE index. The fund's return exceeds that of the benchmark by solid margins for all measurement periods since the change of strategy to actively manage individual stock holdings in 1996.

The last twelve months saw international equity markets bounce back from lows reached following the terrorist attacks of September 11, 2001 only to plunge anew in the last four months as war loomed between the USA and Iraq. Interestingly, the index return was positive for seven of the first eight months of the period, but was firmly negative over the last four months. The weakest sectors (again) were Telecoms (-31.9%) and Technology (-27.0%), as price multiples continued to deflate from bubble levels and earnings forecasts continued to be slashed. Companies with weak balance sheets were especially hit hard, as the market seemed to have no appetite for new issues of debt or equity. There were two sectors that produced positive returns for the period, as Basic Materials rose 2.0% and Consumer Staples were up 0.2%. Europe was the weakest region, down -20.2%, with Germany producing the worst return of any developed market, -29.4%. Tiny New Zealand had the highest return (+34.2%) due to its exposure to Basic Materials.

The fund's value did not decline nearly as much as the index due to our positioning the portfolio in stocks with more reasonable price multiples and because of the good performance of our analysts in avoiding most of the stocks that were especially weak during the period. We outperformed the index in each of the five months in which the index declined. Importantly, we also outperformed the index in four of the seven months in which the index advanced, confirming our confidence in continuing our ability to outperform the market when it inevitably rebounds from the current bearish environment. We outperformed the index over the last twelve months in all ten economic sectors by margins of at least 5%.

The overall positioning of the portfolio will continue to reflect our philosophy of investing in companies with reasonable valuation and improving business momentum. Although we are clearly in a volatile market, there are elements in place that gives us real hope that the next twelve months could provide handsome returns in international equity markets. As of the end of September there were seven foreign markets where the index was selling at less than 10 times the next twelve months' estimated earnings while interest rates were at or near all time lows. Rarely have valuations favored equities over bonds as they do now. With tax cuts set to go into effect in the U.S. and a potential for lower oil prices if we can avoid a long war with Iraq, there is certainly support for anticipating positive returns in the coming year.

Sincerely,

/s/ Remi J. Browne                                           /s/ Peter Carpenter

Remi J. Browne                                               Peter Carpenter

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

            Comparison of Change in Value of $100,000 Investment in
                       Standish International Equity Fund
                               and the EAFE Index

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                      Standish
                   International
                    Equity Fund          EAFE Index
                      $ 100,000           $ 100,000
                      $ 100,350           $ 100,556
                      $ 101,450           $ 102,327
                      $  99,900           $ 102,853
                      $  99,600           $ 100,834
                      $ 103,400           $ 101,769
                      $ 100,300           $  96,231
                      $ 100,750           $  94,613
                      $ 110,384           $ 106,494
                      $ 110,486           $ 101,704
                      $ 112,818           $ 106,335
                      $ 106,835           $ 102,062
                      $ 110,942           $ 107,192
                      $ 119,207           $ 111,151
                      $ 118,949           $ 107,015
                      $ 117,194           $  99,546
                      $ 119,103           $  89,173
                      $ 116,420           $  88,465
                      $ 123,438           $  98,562
                      $ 126,018           $  97,693
        1990          $ 132,212           $  99,069
                      $ 117,358           $  89,450
                      $ 102,925           $  76,984
                      $ 110,640           $  88,977
                      $ 109,066           $  83,727
                      $ 107,963           $  85,090
                      $ 110,802           $  87,838
                      $ 120,174           $  97,254
                      $ 115,140           $  91,414
                      $ 116,639           $  92,314
                      $ 118,353           $  93,280
                      $ 111,659           $  86,426
                      $ 116,950           $  90,671
                      $ 115,384           $  88,828
                      $ 119,218           $  93,835
                      $ 121,269           $  95,164
                      $ 115,654           $  90,721
                      $ 120,621           $  95,408
                      $ 120,567           $  93,372
                      $ 119,644           $  90,029
                      $ 114,482           $  84,086
                      $ 115,786           $  84,481
                      $ 120,241           $  90,136
                      $ 115,188           $  85,863
        1992          $ 112,137           $  83,666
                      $ 111,483           $  88,913
                      $ 109,195           $  87,158
                      $ 107,342           $  82,586
                      $ 107,941           $  83,363
                      $ 108,595           $  83,794
                      $ 108,595           $  83,783
                      $ 111,560           $  86,315
                      $ 116,446           $  93,838
                      $ 119,411           $ 102,744
                      $ 120,948           $ 104,914
                      $ 120,070           $ 103,277
                      $ 123,818           $ 106,892
                      $ 132,418           $ 112,663
                      $ 130,213           $ 110,127
                      $ 139,309           $ 113,520
                      $ 135,065           $ 103,598
                      $ 150,170           $ 111,078
                      $ 159,324           $ 120,469
                      $ 152,360           $ 120,135
                      $ 141,353           $ 114,961
                      $ 145,789           $ 119,839
                      $ 146,856           $ 119,151
                      $ 141,268           $ 120,835
        1994          $ 146,132           $ 121,997
                      $ 150,766           $ 124,885
                      $ 145,274           $ 120,951
                      $ 147,104           $ 124,979
                      $ 142,012           $ 118,972
                      $ 139,645           $ 119,717
                      $ 132,457           $ 115,117
                      $ 129,860           $ 114,787
                      $ 132,578           $ 121,946
                      $ 137,893           $ 126,533
                      $ 138,135           $ 125,024
                      $ 135,975           $ 122,832
                      $ 142,943           $ 130,479
                      $ 138,095           $ 125,501
                      $ 139,247           $ 127,952
                      $ 134,884           $ 124,513
                      $ 138,035           $ 127,977
                      $ 142,640           $ 133,133
                      $ 145,973           $ 133,680
                      $ 145,124           $ 134,132
                      $ 146,033           $ 136,981
                      $ 153,789           $ 140,963
                      $ 152,153           $ 138,369
                      $ 153,168           $ 139,148
        1996          $ 147,904           $ 135,081
                      $ 146,964           $ 135,377
                      $ 151,413           $ 138,974
                      $ 148,092           $ 137,552
                      $ 155,362           $ 143,025
                      $ 153,255           $ 141,186
                      $ 149,696           $ 136,245
                      $ 152,399           $ 138,474
                      $ 150,619           $ 138,975
                      $ 150,355           $ 139,713
                      $ 160,968           $ 148,804
                      $ 168,472           $ 157,010
                      $ 170,851           $ 159,551
                      $ 157,693           $ 147,636
                      $ 164,972           $ 155,906
                      $ 156,573           $ 143,922
                      $ 151,463           $ 142,455
                      $ 149,469           $ 143,698
                      $ 158,452           $ 150,270
                      $ 173,265           $ 159,912
                      $ 181,617           $ 164,836
                      $ 186,344           $ 166,141
                      $ 188,866           $ 165,334
                      $ 188,017           $ 166,586
        1998          $ 189,685           $ 168,274
                      $ 165,944           $ 147,427
                      $ 160,148           $ 142,907
                      $ 174,202           $ 157,804
                      $ 180,395           $ 165,889
                      $ 186,131           $ 172,433
                      $ 185,079           $ 171,924
                      $ 180,064           $ 167,826
                      $ 182,248           $ 174,832
                      $ 192,279           $ 181,916
                      $ 182,491           $ 172,547
                      $ 188,395           $ 179,274
                      $ 193,458           $ 184,603
                      $ 193,132           $ 185,277
                      $ 194,193           $ 187,142
                      $ 198,358           $ 194,152
                      $ 201,951           $ 200,897
                      $ 219,356           $ 218,928
                      $ 202,435           $ 205,018
                      $ 205,520           $ 210,537
                      $ 217,417           $ 218,698
                      $ 207,547           $ 207,190
                      $ 206,842           $ 202,129
                      $ 218,304           $ 210,034
        2000          $ 209,792           $ 201,228
                      $ 212,895           $ 202,975
                      $ 207,930           $ 193,092
                      $ 203,851           $ 188,531
                      $ 201,191           $ 181,461
                      $ 208,902           $ 187,911
                      $ 211,550           $ 187,814
                      $ 204,173           $ 173,734
                      $ 191,596           $ 162,152
                      $ 205,876           $ 173,421
                      $ 203,417           $ 167,300
                      $ 200,579           $ 160,458
                      $ 196,972           $ 157,539
                      $ 196,687           $ 153,546
                      $ 175,899           $ 137,994
                      $ 179,126           $ 141,528
                      $ 181,879           $ 146,746
                      $ 183,688           $ 147,617
                      $ 177,295           $ 139,774
                      $ 180,921           $ 140,754
                      $ 189,509           $ 148,368
                      $ 194,375           $ 149,351
                      $ 199,337           $ 151,243
                      $ 196,401           $ 145,223
        2002          $ 180,482           $ 130,887
                      $ 180,194           $ 130,589
                      $ 163,987           $ 116,565

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/02)

                                                               Since
                                                             Inception
1 Year          3 Year         5 Year           10 Year       12/8/88
------          ------         ------           -------       -------
(6.77)%         (5.48)%        (0.12)%           4.15%         3.64%
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $54,195,055)                                                  $50,818,587
  Cash                                                                 12,576
  Foreign currency, at value (cost $278,887)                          279,582
  Receivable for investments sold                                     254,328
  Receivable for Fund shares sold                                      17,100
  Interest and dividends receivable                                   134,814
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 6)                                        64,798
  Tax reclaim receivable                                               64,105
  Prepaid expenses                                                     14,626
                                                                  -----------
    Total assets                                                   51,660,516
LIABILITIES
  Payable for investments purchased                      $350,463
  Payable for variation margin on open financial
    futures contracts (Note 6)                           136,133
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 6)                           37,221
  Accrued accounting, custody and transfer agent fees     11,919
  Accrued trustees' fees and expenses (Note 2)             1,138
  Accrued expenses and other liabilities                  36,406
                                                         -------
    Total liabilities                                                 573,280
                                                                  -----------
NET ASSETS                                                        $51,087,236
                                                                  ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $61,968,667
  Accumulated net realized loss                                    (7,793,004)
  Undistributed net investment income                                 473,897
  Net unrealized depreciation                                      (3,562,324)
                                                                  -----------
TOTAL NET ASSETS                                                  $51,087,236
                                                                  ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                           2,986,821
                                                                  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $     17.10
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of
    $149,291)                                                        $ 1,132,703
  Interest income                                                         27,075
                                                                     -----------
    Total investment income                                            1,159,778
EXPENSES
  Investment advisory fee (Note 2)                       $  404,333
  Accounting, custody, and transfer agent fees              190,145
  Legal and audit services                                   45,727
  Registration fees                                           9,323
  Insurance expense                                           8,695
  Trustees' fees and expenses (Note 2)                        5,069
  Miscellaneous                                              12,083
                                                         ----------
    Total expenses                                          675,375

Deduct:
  Waiver of investment advisory fee (Note 2)               (169,959)
                                                         ----------
      Net expenses                                                       505,416
                                                                     -----------
        Net investment income                                            654,362
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (4,672,112)
    Financial futures contracts                            (360,706)
    Foreign currency transactions and forward foreign
      currency exchange contracts                            60,865
                                                         ----------
      Net realized loss                                               (4,971,953)
  Change in unrealized appreciation (depreciation)
    Investment securities                                    56,575
    Financial futures contracts                            (325,878)
    Foreign currency and forward foreign currency
      exchange contracts                                     62,085
                                                         ----------
      Change in net unrealized appreciation
        (depreciation)                                                  (207,218)
                                                                     -----------
    Net realized and unrealized loss                                  (5,179,171)
                                                                     -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                           $(4,524,809)
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $    654,362        $   468,013
  Net realized loss                                           (4,971,953)        (2,720,768)
  Change in net unrealized appreciation (depreciation)          (207,218)        (5,231,191)
                                                            ------------        -----------
  Net decrease in net assets from investment operations       (4,524,809)        (7,483,946)
                                                            ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                    (532,813)          (362,904)
  From net realized gains on investments                              --         (2,156,915)
                                                            ------------        -----------
  Total distributions to shareholders                           (532,813)        (2,519,819)
                                                            ------------        -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            25,244,645         22,438,303
  Value of shares issued to shareholders in payment of
    distributions declared                                       307,281          2,339,100
  Cost of shares redeemed                                    (17,634,108)        (5,776,432)
                                                            ------------        -----------
  Net increase in net assets from Fund share
    transactions                                               7,917,818         19,000,971
                                                            ------------        -----------
TOTAL INCREASE IN NET ASSETS                                   2,860,196          8,997,206
NET ASSETS
  At beginning of year                                        48,227,040         39,229,834
                                                            ------------        -----------
  At end of year (including undistributed net
    investment income of $473,897 and $254,861)             $ 51,087,236        $48,227,040
                                                            ============        ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                YEAR ENDED SEPTEMBER 30,
                                          --------------------------------------------------------------------
                                            2002           2001           2000           1999           1998
                                          --------       --------       --------       --------       --------
NET ASSET VALUE, BEGINNING OF YEAR        $ 18.53        $ 23.45        $ 23.77        $ 20.17        $ 23.57
                                          -------        -------        -------        -------        -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                     0.25(1)        0.24(1)        0.24(1)        0.27(1)        0.32
  Net realized and unrealized gain
    (loss) on investments                   (1.48)         (3.63)          1.42           3.98          (1.17)
                                          -------        -------        -------        -------        -------
Total from investment operations            (1.23)         (3.39)          1.66           4.25          (0.85)
                                          -------        -------        -------        -------        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                (0.20)         (0.20)         (0.43)         (0.33)         (0.31)
  From net realized gain on investments        --          (1.33)         (1.55)         (0.32)         (2.24)
                                          -------        -------        -------        -------        -------
Total distributions to shareholders         (0.20)         (1.53)         (1.98)         (0.65)         (2.55)
                                          -------        -------        -------        -------        -------
NET ASSET VALUE, END OF YEAR              $ 17.10        $ 18.53        $ 23.45        $ 23.77        $ 20.17
                                          =======        =======        =======        =======        =======
TOTAL RETURN+                               (6.77)%       (15.40)%         7.07%         21.26%         (2.92)%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                 1.00%          1.00%          1.00%          1.00%          1.00%
  Net Investment Income (to average
    daily net assets)*                       1.29%          1.13%          0.98%          1.20%          1.30%
  Portfolio Turnover                           87%            74%           112%           195%           206%
  Net Assets, End of Year (000's
    omitted)                              $51,087        $48,227        $39,230        $39,018        $36,816

-----------------

* For the periods indicated, the investment advisor voluntary agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share           $  0.18(1)     $  0.16(1)     $  0.15(1)     $  0.18(1)     $  0.22
Ratios (to average daily net assets):
  Expenses                                   1.33%          1.37%          1.36%          1.41%          1.42%
  Net investment income                      0.96%          0.76%          0.62%          0.79%          0.88%

+    Total return would have been lower in the absence of expense waivers.
(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                                             VALUE
SECURITY                                                                         SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------------------------
EQUITIES -- 94.5%
AUSTRALIA -- 3.6%
Australia and New Zealand Banking Group Ltd.                                      49,200  $   471,617
Coca-Cola Amatil Ltd.                                                             59,700      191,296
Leighton Holdings Ltd.                                                            28,300      151,699
Orica Ltd.                                                                        31,500      162,865
Origin Energy Ltd.                                                               165,300      317,801
QBE Insurance Group Ltd.                                                          41,500      161,377
Tabcorp Holdings Ltd.                                                             56,900      363,103
                                                                                          -----------
                                                                                            1,819,758
                                                                                          -----------
AUSTRIA -- 1.0%
Boehler-Uddeholm AG                                                                5,500      247,519
OMV AG                                                                             3,100      261,563
                                                                                          -----------
                                                                                              509,082
                                                                                          -----------
BELGIUM -- 1.0%
Bekaert NV                                                                         3,600      137,292
KBC Bankverzekeringsholding                                                       12,300      386,932
                                                                                          -----------
                                                                                              524,224
                                                                                          -----------
DENMARK -- 1.3%
Jyske Bank A/S*                                                                    6,200      152,882
Kobenhavns Lufthavne A/S                                                           1,900      113,654
Novo Nordisk A/S, Class B                                                          7,000      190,753
TDC A/S                                                                            8,600      186,340
                                                                                          -----------
                                                                                              643,629
                                                                                          -----------
FINLAND -- 1.6%
Huhtamaki Oyj                                                                     19,200      184,005
Kesko Oyj, B shares                                                               22,600      235,569
Nokia Oyj                                                                         10,300      137,687
Outokumpo Oyj                                                                     13,700      130,889
Pohjola Group PLC                                                                  8,000      111,051
                                                                                          -----------
                                                                                              799,201
                                                                                          -----------
FRANCE -- 6.5%
Banque National de Paris                                                          16,900      550,674
Ingenico SA                                                                        6,200       51,149
Michelin (C.G.D.E.), Class B                                                       7,200      202,168
PSA Peugeot Citroen SA                                                            11,500      425,052
STMicroelectronics NV                                                              6,700       90,093
Sanofi-Synthelabo SA                                                               7,000      394,558
Societe Generale, Class A                                                          4,400      185,452
Total SA Series B                                                                  6,015      791,584
Vallourec SA                                                                       6,230      301,607
Wavecom SA*                                                                       10,800      349,456
                                                                                          -----------
                                                                                            3,341,793
                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                                             VALUE
SECURITY                                                                         SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------------------------
GERMANY -- 5.1%
Altana AG                                                                          7,264  $   265,256
BASF AG                                                                           11,600      405,598
Commerzbank AG                                                                    13,400       88,570
Continental AG*                                                                   15,000      200,811
E.On AG                                                                           10,000      471,770
Gehe AG                                                                            7,400      303,780
Hannover Rueckversicherungs AG*                                                    9,000      151,164
Lufthansa AG*                                                                     12,000      111,091
Thyssen Krupp AG                                                                  12,700      134,887
Volkswagon AG                                                                     13,150      479,412
                                                                                          -----------
                                                                                            2,612,339
                                                                                          -----------
GREECE -- 0.5%
Technical Olympic SA                                                              79,600      239,080
                                                                                          -----------
HONG KONG -- 3.2%
CNOOC Ltd.                                                                       420,000      584,223
China Telecom*                                                                   118,500      273,458
Henderson Investment Ltd.                                                        362,000      278,458
Hong Kong Electric                                                                92,000      389,226
Regal Hotel International*                                                           800            8
Sun Hung Kai Properties Ltd.                                                      22,000      129,178
                                                                                          -----------
                                                                                            1,654,551
                                                                                          -----------
IRELAND -- 1.9%
Allied Irish Banks PLC                                                            23,000      274,960
Anglo Irish Bank Corp. PLC                                                        80,800      484,571
DCC PLC                                                                           21,200      204,638
                                                                                          -----------
                                                                                              964,169
                                                                                          -----------
ITALY -- 3.4%
Autostrade Spa                                                                    34,700      268,441
Banca Popolare di Verona e Novara Scrl                                            14,288      157,399
ENI Spa                                                                           54,850      745,137
Parmalat Finanziaria Spa                                                         102,024      277,199
Telecom Italia Spa                                                                23,900      169,070
Unicredito Italiano Spa                                                           39,600      143,588
                                                                                          -----------
                                                                                            1,760,834
                                                                                          -----------
JAPAN -- 23.0%
Aiful Corp.                                                                        2,500      144,460
Aisin Seiki Co. Ltd.                                                              16,000      204,636
Bandai Co. Ltd.                                                                    8,300      324,741
Bank of Fukuoka Ltd.                                                              68,000      261,581
Brother Industries Ltd.                                                           40,000      283,413
Dainippon Ink & Chemical, Inc.*                                                   86,000      147,033
Daito Trust Construction Co. Ltd.                                                 23,000      511,384
Eisai Co. Ltd.                                                                    14,000      323,360
Hitachi Ltd.                                                                      53,000      265,741

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                                             VALUE
SECURITY                                                                         SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------------------------
JAPAN (CONTINUED)
Japan Telecom Holdings Co. Ltd.                                                       78  $   194,263
Kansai Electric Power Co. Inc.                                                    19,300      271,272
Kirin Beverage Corp.                                                              11,900      205,898
Komatsu Ltd.                                                                      47,000      158,006
Matsumotokiyoshi Co. Ltd.                                                          7,600      324,840
Mitsubishi Corp.                                                                  54,000      147,361
Mitsubishi Motor Corp.                                                            55,000      369,801
Mitsumi Electric Co. Ltd.                                                         10,600      125,029
Nichii Gakkan Co.                                                                  5,100      250,263
Nippon Electric Glass Co. Ltd.                                                    29,000      329,188
Nippon Express Co.                                                                60,000      270,755
Nippon Shinpan Co.                                                               125,000      192,134
Nippon Telegraph and Telephone Corp.                                                 114      379,500
Nissan Motor Co. Ltd.                                                            111,000      824,790
Nok Corp.                                                                         33,000      377,034
Nomura Securities Co. Ltd.                                                        18,000      236,725
Ono Pharmaceutical Co. Ltd.                                                        9,000      273,714
Q.P. Corp.                                                                        26,800      227,776
Rohm Company Ltd.                                                                  2,600      305,392
Sanyo Shinpan Finance Co. Ltd.                                                    11,900      240,621
Seino Transportation Co. Ltd.                                                     70,000      440,161
Shimachu Co. Ltd.                                                                 24,700      400,365
Shizuoka Bank Ltd.                                                                46,000      311,557
Sony Corp.                                                                         4,200      176,410
Sumitomo Realty & Development Co. Ltd.                                            76,000      437,284
Sumitomo Rubber Industries Ltd.                                                   33,000      145,389
Takeda Chemical Industries Ltd.                                                    7,000      282,509
Takuma Co.                                                                        32,000      225,415
Tanabe Seiyaku Co. Ltd.                                                           25,000      198,915
Tokyo Gas Co. Ltd.                                                                88,000      257,504
Toyo Suisan Kaisha Ltd.                                                           27,000      267,869
Toyota Motor Co.                                                                  17,700      455,376
                                                                                          -----------
                                                                                           11,769,465
                                                                                          -----------
NETHERLANDS -- 4.0%
Aegon NV                                                                          11,200      105,123
DSM NV                                                                             3,400      139,071
Heineken NV                                                                        5,000      196,167
ING Groep NV                                                                      34,652      479,649
Koninklijke Philips Electronics NV                                                14,900      216,402
Vodafone Libertel NV*                                                             30,900      247,287
Volker Wessels Stevin NV                                                          10,400      230,164
Wereldhave NV                                                                      9,000      405,831
                                                                                          -----------
                                                                                            2,019,694
                                                                                          -----------
NEW ZEALAND -- 1.0%
Fletcher Building Ltd.                                                           127,000      178,777
Lion Nathan Ltd.                                                                 116,700      327,673
                                                                                          -----------
                                                                                              506,450
                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                                             VALUE
SECURITY                                                                         SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------------------------
NORWAY -- 0.8%
Tandberg ASA*                                                                     28,500  $   278,997
Telenor ASA                                                                       37,900      115,655
                                                                                          -----------
                                                                                              394,652
                                                                                          -----------
SINGAPORE -- 1.5%
Fraser & Neave Ltd.                                                               67,700      293,172
Keppel Corp. Ltd.                                                                198,900      485,477
Sembcorp Industries Ltd.                                                             153           80
                                                                                          -----------
                                                                                              778,729
                                                                                          -----------
SPAIN -- 2.8%
Actividades de Construccion y Servicios SA                                         4,500      123,865
Altadis SA                                                                        13,100      292,507
Compania Espanola de Petroleos SA                                                 17,400      304,284
Ebro Puleva SA                                                                    12,800      123,682
Endesa SA                                                                              1            9
Grupo Dragados SA                                                                 18,900      283,833
Metrovacesa SA                                                                    17,600      297,348
                                                                                          -----------
                                                                                            1,425,528
                                                                                          -----------
SWEDEN -- 1.2%
Electrolux AB, Class B                                                             9,600      144,806
Holmen AB, B Shares                                                                6,000      130,907
Skandinaviska Enskilda Banken AB                                                  17,500      148,954
Svenska Cellulosa AB, B Shares                                                     6,600      204,086
                                                                                          -----------
                                                                                              628,753
                                                                                          -----------
SWITZERLAND -- 6.0%
Givaudan Registered Shares                                                           800      357,772
Helvetia Patria Holding Registered Shares                                          1,500      142,804
Logitech Intenational SA*                                                         14,460      406,620
Micronas Semiconductor Holding AG Registered
  Shares*                                                                         16,500      226,403
Nestle SA Registered Shares                                                        1,570      342,553
Novartis AG                                                                       17,870      705,331
Swisscom AG Registered Shares                                                      2,070      574,377
Valora Holding AG Registered Shares                                                1,750      320,165
                                                                                          -----------
                                                                                            3,076,025
                                                                                          -----------
UNITED KINGDOM -- 25.1%
Aggregate Industries PLC                                                         261,000      280,853
Alliance & Leicester PLC                                                          36,000      444,219
Alliance Unichem PLC                                                              26,400      210,262
Anglo American PLC                                                                12,650      159,969
BP Amoco PLC                                                                     116,300      776,457
BPB PLC                                                                           47,600      200,023
BT Group PLC                                                                     153,300      396,147
Barclays PLC                                                                      66,800      389,838
Barratt Developments PLC                                                          51,800      345,427
Bradford & Bingley PLC                                                           108,100      473,782

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                                             VALUE
SECURITY                                                                         SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
British Airways PLC*                                                             108,300  $   163,323
EasyJet PLC*                                                                      35,000      142,952
Galen Holdings PLC                                                                46,200      267,330
Glaxo Wellcome PLC                                                                18,400      355,526
HBOS PLC                                                                          26,300      242,724
IMI PLC                                                                           52,600      216,489
Imperial Tobacco Group PLC                                                        22,600      356,799
Inchcape PLC                                                                      16,300      189,482
International Power PLC*                                                          53,000       69,936
Johnston Press PLC                                                                29,300      173,523
Kelda Group PLC                                                                   80,200      470,558
Marks & Spencer Group PLC                                                         59,223      298,637
Northern Rock PLC                                                                 68,300      703,839
Reckitt Benckiser PLC                                                             18,400      346,855
Rentokil Initial PLC                                                              94,300      308,493
Royal Bank of Scotland Group PLC                                                  31,708      597,721
Royal Sun Alliance Insurance Group PLC                                            44,200       66,830
Safeway PLC                                                                       59,500      194,882
Sainsbury J PLC                                                                   68,000      299,099
Severn Trent PLC                                                                  25,800      241,554
Shell Transport & Trading Co. PLC                                                195,100    1,161,569
Shire Pharmaceuticals Group PLC*                                                  16,300      131,869
Slough Estates PLC                                                                53,900      270,949
South African Breweries PLC                                                       32,800      224,651
Standard Chartered PLC                                                            13,700      140,965
Travis Perkins PLC                                                                23,800      391,089
Vodafone Group PLC                                                               275,200      352,334
Whitebread Holdings PLC                                                           28,500      230,569
Wimpey (George) PLC                                                              113,400      512,153
                                                                                          -----------
                                                                                           12,799,677
                                                                                          -----------
TOTAL EQUITIES (COST $51,644,101)                                                          48,267,633
                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                                   PAR       VALUE
SECURITY                                        RATE           MATURITY           VALUE    (NOTE 1A)
-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.0%
U.S. GOVERNMENT AGENCY -- 0.6%
FHLMC Discount Note+=/=                          1.726%       12/12/2002         $300,000 $   298,980
                                                                                          -----------
REPURCHASE AGREEMENTS -- 4.4%
Tri-party repurchase agreement dated 09/30/02 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 10/01/02, with a maturity value of
$2,252,030 and an effective yield of 0.90%, collateralized by a U.S. Government
Obligation with a rate of 1.875%, a maturity date of 09/30/04 and a market
value of $2,298,705.                                                                        2,251,974
                                                                                          -----------
TOTAL SHORT-TERM INVESTMENTS (COST $2,550,954)                                              2,550,954
                                                                                          -----------

TOTAL INVESTMENTS -- 99.5% (COST
 $54,195,055)                             $  50,818,587
OTHER ASSETS, LESS LIABILITIES -- 0.5%          268,649
                                          -------------
NET ASSETS -- 100.0%                      $  51,087,236
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

FHLMC - Federal Home Loan Mortgage Corporation

*    Non-income producing security.
+    Denotes all or part of security segregated as collateral.
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                               PERCENTAGE
INDUSTRY SECTOR                                               OF NET ASSETS
---------------------------------------------------------------------------
Financials                                                            21.4%
Consumer Discretionary                                                14.8%
Energy                                                                 9.7%
Consumer Staples                                                       9.3%
Industrials                                                            8.4%
Health Care                                                            8.1%
Materials                                                              7.3%
Telecommunication Services                                             5.7%
Information Technology                                                 5.6%
Short-Term Investments                                                 5.0%
Utilities                                                              4.2%
                                                              ------------
  Total Investments                                                   99.5%
                                                              ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Equity Fund (the "Fund") is a separate, diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies located in the foreign countries represented in the MSCI Europe, Australia, Far East Index and Canada.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     E. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFICs), post-October loss deferrals and wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among paid in capital, undistributed net investment income and accumulated net realized gain
      (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

     G. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)  INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the Fund's total operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.00% of the Fund's average daily net assets for the year ended September 30, 2002.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Pursuant to this agreement, for the year ended September 30, 2002, Standish Mellon voluntarily did not impose $169,959 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2002 were $53,444,504 and $41,809,642, respectively. For the year ended September 30, 2002, the Fund did not purchase or sell any long-term U.S. Government securities.

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                       YEAR ENDED             YEAR ENDED
                                                                   SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
                                                                  ---------------------  ---------------------
         Shares sold                                                    1,283,041              1,093,457
         Shares issued to shareholders in payment of
           distributions declared                                          15,660                108,002
         Shares redeemed                                                 (914,343)              (272,055)
                                                                       ----------             ----------
         Net increase                                                     384,358                929,404
                                                                       ==========             ==========

      At September 30, 2002, two shareholders held of record approximately 21% and 14% of the total outstanding shares of the Fund, respectively. Investment activity of these shareholders could have a material impact on the Fund.

      A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish and its affiliates have either sole or joint investment discretion.

(5)  FEDERAL INCOME TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2002, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                                $54,249,863
                                                                       ==========
         Gross unrealized appreciation                                  3,562,361
         Gross unrealized depreciation                                 (6,993,637)
                                                                       ----------
         Net unrealized depreciation                                   $(3,431,276)
                                                                       ==========

      At September 30, 2002, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      relieve the Fund of any liability for federal income tax. The capital loss carryovers are $429,204 and $3,187,202 which expire on September 30, 2009 and 2010, respectively. The Fund elected to defer to its fiscal year ending September 30, 2003 $4,121,790 of losses recognized during the period November 1, 2001 to September 30, 2002.

      The tax character of distributions paid during the fiscal year ended September 30, 2002 was as follows:

                                                                         AMOUNT
                                                                       -----------
         Distributions paid from:
           Ordinary income                                             $   532,813
           Return of capital                                                    --

      As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

         Undistributed ordinary income                                 $  502,349
         Accumulated gain (loss)                                               --
         Capital loss carryover                                        (3,616,406)

(6)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the year ended September 30, 2002.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2002, the Fund held the following forward foreign currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                             LOCAL PRINCIPAL       CONTRACT           MARKET          AGGREGATE      UNREALIZED
         CONTRACTS TO RECEIVE                    AMOUNT           VALUE DATE           VALUE         FACE AMOUNT     GAIN/(LOSS)
         ------------------------------------------------------------------------------------------------------------------------
         Euro                                     3,791,000       12/23/2002      $     3,728,873  $    3,664,075   $      64,798
         Japanese Yen                           107,930,000       12/12/2002              890,304         901,300         (10,996)
                                                                                  ---------------  ---------------  -------------
         TOTAL                                                                    $     4,619,177  $    4,565,375   $      53,802
                                                                                  ===============  ===============  =============

                                             LOCAL PRINCIPAL       CONTRACT           MARKET          AGGREGATE      UNREALIZED
         CONTRACTS TO DELIVER                    AMOUNT           VALUE DATE           VALUE         FACE AMOUNT        LOSS
         ------------------------------------------------------------------------------------------------------------------------
         Euro                                     1,936,000    12/18-12/23/2002   $     1,904,510  $    1,878,336   $     (26,174)
         Japanese Yen                            24,000,000       12/12/2002              197,974         197,923             (51)
                                                                                  ---------------  ---------------  -------------
         TOTAL                                                                    $     2,102,484  $    2,076,259   $     (26,225)
                                                                                  ===============  ===============  =============

     FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2002, the Fund held the following financial futures contracts:

                                                                   EXPIRATION   UNDERLYING FACE
         CONTRACT                                       POSITION      DATE      AMOUNT AT VALUE  UNREALIZED LOSS
         -------------------------------------------------------------------------------------------------------
         MSCI (136 contracts)                              Long    12/20/2002     $1,852,389        $(216,687)
         Topix Futures (9 contracts)                       Long    12/16/2002        675,037           (3,288)
                                                                                                    ---------
                                                                                                    $(219,975)
                                                                                                    =========

(7)  LINE OF CREDIT:

      The Fund, other funds in the Trust and subtrusts in the Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended
      September 30, 2002 the expense related to this commitment fee was $2,303 for the Fund.

      During the year ended September 30, 2002, the Fund had no borrowings under the credit facility.

(8)  SUBSEQUENT EVENT:

      On October 10, 2002, at a special meeting of shareholders, the shareholders of the Fund approved a new investment policy allowing the Fund to convert to a master-feeder structure. As a feeder the Fund will invest all of its investable assets in its corresponding master portfolio, the Standish International Equity Portfolio (the "Portfolio"), rather than investing directly in securities. The Portfolio will have substantially the same investment objective, policies and restrictions as the Fund. It is contemplated that the Fund will convert to the master-feeder structure at the end of January 2003.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Equity Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish International Equity Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at September 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 11, 2002

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              26          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               26               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         26               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               26               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            26               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Financial Center                                                  Officer, Standish
Boston, MA 02111                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 26               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Financial Center                                                  Standish Mellon
Boston, MA 02111                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               26               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Financial Center                                                  Mellon Institutional
Boston, MA 02111                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           26               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish Mellon
Boston, MA 02111                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               26               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Financial Center                                                  Professional,
Boston, MA 02111                                                      Standish Mellon
6/25/70                                                               Asset Management

Cara E. Hultgren,             Assistant Vice    Since 2001            Assistant Manager,           26               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2001; Shareholder
Boston MA 02111                                                       Representative,
1/19/71                                                               Standish Mellon
                                                                      Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         26               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          26               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Financial Center,                                                 Mellon Financial
Boston MA 02111                                                       Corp.
8/17/60

[LOGO] STANDISHFUNDS(R)
One Financial Center
Boston, MA 02111-2662
www.standishmellon.com
1.800.221.4795                                                            02-139

                                                         [LOGO] STANDISHFUNDS(R)

Financial Report                           Standish International Small Cap Fund
--------------------------------------------------------------------------------
Year Ended
September 30, 2002

                     Standish, Ayer & Wood Investment Trust

November 2002

Dear Standish Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2002.

Reviewing the prior 12 months in the equity markets, two distinct phases are apparent. In the months following the tragic events of September 11, 2001, stocks advanced, based on optimism about the economic recovery. In March, a number of fears prompted a broad sell-off: lingering concerns over corporate scandals, tensions in the Middle East, the risk of further terrorism, high stock valuations and the quality of earnings. The first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years. A summer rally in July and August brought some relief, but as Labor Day approached the market resumed its downward course. International markets were also off broadly, with the economic outlook becoming less optimistic as the fiscal year progressed. In Europe, there were signs of deterioration in business and consumer confidence, as well as a decline in industrial production. Japan continues to weave in and out of recession and shows little sign of regaining strength due to its policy paralysis.

The third quarter saw a continuation of the year's dramatic decline, with the S&P 500 falling 17.3%, bringing the Index's year-to-date loss to 28.2% through September 30. In the absence of any decisively positive economic news in the third quarter, negative psychology continued to hold sway. No sector or style was immune. For example, small cap stocks, which had been holding up better than large caps, fell 21.4%, as measured by the Russell 2000 Index, with growth and value faring equally poorly. As of this writing in late October, however, market sentiment showed glimmers of a turnaround, with the S&P 500 staging several strong rallies to advance substantially over the last two weeks.

Economic releases during the quarter painted a mixed picture. Consumer purchases of homes, autos, and apparel were strong, while the business sector remains hesitant to invest, despite historically low interest rates. The ambiguity of the outlook was reflected in the Federal Reserve's September decision to leave the Fed Funds rate unchanged at 1.75%.

In the bond market, the last 12 months have been dominated by a flight to quality - a trend that continued in the third quarter, as investors drove Treasury bond yields to 40-year lows, with the 10-year note hitting 3.6%. The market, in our view, has swung from excess optimism earlier in the year to overwrought pessimism. As with stocks, the tide has turned a bit since the close of the quarter. As of late October, the yield on the 10-year Treasury note has backed up by more than 50 basis points to 4.1%.

During the quarter, lower quality corporate bonds performed poorly relative to high quality assets. Lehman's Credit Index, a broad proxy for the investment grade corporate sector posted a 7.2% return, underperforming Treasuries by 4.5%. The disparity was even more evident in the high yield sector, where all of the Lehman quality groups posted negative returns.

Our outlook remains substantially the same as it has in been in previous quarters. There remain worries about highly leveraged balance sheets at the consumer and corporate levels, along with global political risks. Recent gains in the stock market and the back-up in Treasury rates so far haven't been accompanied by a tightening of spreads on corporate debt - a development that would bode well for the sustainability of a bullish trend. The resurgence of attacks in Kuwait, Indonesia and the Philippines serve as a reminder that terrorism will be an omnipresent, if unquantifiable, risk for some time.

At the same time, the markets have already appeared to discounted much of this risk, with valuations looking a lot more reasonable. We are hopeful that pressure from both investors and regulators is bringing welcome conservatism to auditing professional and financial disclosure. Just as importantly, as we approach three years after the bubble's peak, investors' expectations for returns over the next several years have begun to be appropriately scaled back.

We continue to believe that the positive factors are driving a steady, if muted, economic recovery for the balance of the year and into 2003. In this environment, we reaffirm our commitment to well-managed companies and the pursuit of value. For more than seven decades, this has been our way to seek to profit from the growth and renewal that are enduring strengths of the American economy.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                     Standish, Ayer & Wood Investment Trust
                     Standish International Small Cap Fund

                       Management Discussion and Analysis

The Standish International Small Cap Fund advanced 5.39% for the fiscal year ended September 30, 2002, compared to a decline of 3.56% for its benchmark, the Salomon Smith Barney Extended Market Index (World ex US). The value added over the benchmark was almost exclusively a function of stock selection rather than country or sector allocation.

Small cap equity markets moved in a steadily upward direction for most of the past fiscal year, only to retreat sharply during the final three months and close out the fiscal year in negative territory. The equity market's concern over geopolitical risks, corporate governance, accounting scandals and analysts' objectivity eventually caught up with small caps and contributed to their recent decline. However, international small caps have outperformed their large cap counterparts by almost 12% during the past fiscal year, with the widely tracked MSCI EAFE down 15.5%.

The economic outlook became less optimistic as the fiscal year progressed. There were signs of deterioration in business and consumer confidence in Europe and the U.S. as well as a decline in industrial production in Europe. Japan continues to weave in and out of recession and shows little sign of regaining strength due to its policy paralysis. The U.S. dollar experienced significant weakness during the fiscal year, helping to mitigate the decline in local equity indices.

There was a wide dispersion in returns across countries and across sectors. Core Europe experienced the sharpest decline during the fiscal year, with Germany down 19% and Netherlands down almost 18%. Australia, New Zealand and South Korea were among the best performers, all returning more than 18%. The Technology and Telecommunications sectors once again led the market lower, plummeting 30% and 38%, respectively, as the last vestiges of air was squeezed from the bubble of March 2000. In sharp contrast, 4 of the 10 economic sectors had a positive return during the period, with Energy and Materials both up over 10%.

The Fund outperformed its benchmark by 8.97% during the past fiscal year. Stock selection was positive in 22 out of 24 countries, with the greatest contribution from the United Kingdom, Germany, France and Japan. The Fund outperformed the benchmark in the United Kingdom by over 16%. Positive stock selection was also found across all 10 economic sectors. The greatest contribution came from the Consumer Discretionary sector, where the Fund outperformed the benchmark by about 32%. Significant positive contributions also came from Financials and Industrials. Two standout performers include the U.K. retailer Arcadia Group and the German footwear and sports apparel company Puma.

A clear picture of the future is particularly challenging right now given the unwillingness or inability of corporate leaders to offer guidance. This lack of visibility combined with a heightened risk of war leaves ample of room for surprise on both the upside and the downside. Given the persistent weakness in equity markets over the past two years, we think the potential for an upside surprise is the most probable outcome. We remain focused on finding the most attractive small cap investment opportunities outside the United States' borders.

Thank you for your continued support of the Standish International Small Cap
Fund.

Sincerely,

/s/ Daniel B. LeVan                                      /s/ Joseph J. Schirripa

Daniel B. LeVan                                          Joseph J. Schirripa

                     Standish, Ayer & Wood Investment Trust
                      Standish International Small Cap Fund

             Comparison of Change in Value of $100,000 Investment in
                      Standish International Small Cap Fund
                       and the Salomon EMI (ex U.S.) Index

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                    Standish International      Salomon EMI
                    Small Cap Fund              (ex US) Index

                    $ 100,000                    $ 100,000
                      102,862                      101,781
                      106,613                      103,364
                      109,123                      105,739
                      114,061                      111,301
                      116,694                      110,395
1996                  117,983                      110,406
                      114,691                      106,230
                      117,131                      107,305
                      118,543                      107,906
                      120,079                      107,483
                      125,367                      109,241
                      125,933                      107,231
                      125,851                      104,915
                      129,957                      106,678
                      129,050                      105,259
                      128,966                      103,691
                      138,811                      110,332
1997                  144,933                      112,826
                      146,473                      111,122
                      142,099                      106,382
                      147,408                      108,276
                      140,758                      103,997
                      131,645                       99,354
                      127,767                       97,156
                      134,649                      101,207
                      146,020                      108,758
                      155,480                      113,869
                      162,031                      114,732
                      164,992                      116,872
1998                  158,609                      113,463
                      155,519                      112,680
                      134,010                       98,865
                      125,511                       96,295
                      133,595                      103,093
                      138,090                      106,392
                      140,652                      108,962
                      142,767                      108,624
                      144,763                      106,517
                      153,742                      110,515
                      164,443                      116,499
                      161,466                      113,449
1999                  175,694                      117,317
                      186,701                      121,704
                      191,557                      123,578
                      193,860                      123,285
                      189,776                      122,052
                      191,930                      126,226
                      198,510                      134,608
                      195,691                      131,278
                      199,996                      136,778
                      209,396                      137,339
                      201,764                      128,961
                      202,351                      126,730
2000                  216,065                      134,942
                      210,550                      130,314
                      217,247                      134,328
                      209,762                      127,840
                      205,622                      120,757
                      202,471                      115,782
                      206,590                      120,702
                      208,003                      121,885
                      201,743                      117,095
                      187,102                      107,833
                      200,856                      115,532
                      203,486                      115,255
2001                  200,451                      111,117
                      195,978                      108,206
                      196,791                      107,849
                      173,819                       94,001
                      181,544                       97,874
                      186,220                      101,603
                      186,603                      101,766
                      183,329                       99,445
                      189,058                      101,295
                      200,107                      107,879
                      208,291                      110,058
                      218,112                      114,164
2002                  214,855                      110,042
                      197,173                      100,425
                      196,967                       99,732
                      183,192*                      90,656

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/02)

                                                            Since
                                                            Inception
1 Year            3 Year*            5 Year*                1/02/1996*
------            -------            -------                ----------
5.39%             (1.87)%            4.44%                  9.38%
--------------------------------------------------------------------------------

*Combined limited partnership and mutual fund performance

           Past performance is not predictive of future performance.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (including securities
    on loan of $2,594,407 (Note 7))
    (identified cost, $35,576,192)                                  $35,692,284
  Cash                                                                   16,859
  Foreign currency, at value (cost $642,890)                            646,607
  Receivable for investments sold                                        46,102
  Receivable for Fund shares sold                                        15,500
  Interest and dividends receivable                                      91,058
  Tax reclaim receivable                                                 32,666
  Prepaid expenses                                                       11,352
                                                                    -----------
    Total assets                                                     36,552,428
LIABILITIES
  Payable for variation margin on open financial
    futures contracts (Note 6)                           $  18,996
  Payable upon return of securities loaned (Note 7)      2,724,200
  Accrued accounting, custody and transfer agent fees       14,380
  Accrued expenses and other liabilities                    24,473
                                                         ---------
    Total liabilities                                                 2,782,049
                                                                    -----------
NET ASSETS                                                          $33,770,379
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $37,297,914
  Accumulated net realized loss                                      (3,766,181)
  Undistributed net investment income                                   124,242
  Net unrealized appreciation                                           114,404
                                                                    -----------
TOTAL NET ASSETS                                                    $33,770,379
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             3,788,431
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $      8.91
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of
    $78,181)                                                         $  616,003
  Interest income (including securities lending income
    of $3,613 (Note 7))                                                  11,854
                                                                     ----------
    Total investment income                                             627,857
EXPENSES
  Investment advisory fee (Note 2)                       $  283,794
  Accounting, custody, and transfer agent fees              168,567
  Legal and audit services                                   31,127
  Registration fees                                          15,845
  Insurance expense                                           6,830
  Trustees' fees and expenses (Note 2)                        3,236
  Miscellaneous                                               8,374
                                                         ----------
      Total expenses                                        517,773

Deduct:
  Waiver of investment advisory fee (Note 2)               (163,030)
                                                         ----------
    Net expenses                                                        354,743
                                                                     ----------
      Net investment income                                             273,114
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (1,373,640)
    Financial futures contracts                            (551,020)
    Foreign currency transactions and forward foreign
      currency exchange contracts                            16,499
                                                         ----------
      Net realized loss                                              (1,908,161)
  Change in unrealized appreciation (depreciation)
    Investment securities                                 1,624,665
    Financial futures contracts                              (8,364)
    Foreign currency and forward foreign currency
      exchange contracts                                      7,196
                                                         ----------
      Change in net unrealized appreciation
        (depreciation)                                                1,623,497
                                                                     ----------
    Net realized and unrealized loss                                   (284,664)
                                                                     ----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                           $  (11,550)
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $   273,114         $   251,108
  Net realized loss                                          (1,908,161)         (1,770,860)
  Change in net unrealized appreciation (depreciation)        1,623,497          (2,902,827)
                                                            -----------         -----------
  Net decrease in net assets from investment operations         (11,550)         (4,422,579)
                                                            -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                   (318,545)           (192,844)
  From net realized gains on investments                             --            (480,372)
                                                            -----------         -----------
  Total distributions to shareholders                          (318,545)           (673,216)
                                                            -----------         -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           19,481,525          14,330,809
  Value of shares issued to shareholders in payment of
    distributions declared                                      237,791             618,088
  Cost of shares redeemed                                    (8,005,015)         (4,558,673)
                                                            -----------         -----------
  Net increase in net assets from Fund share
    transactions                                             11,714,301          10,390,224
                                                            -----------         -----------
TOTAL INCREASE IN NET ASSETS                                 11,384,206           5,294,429
NET ASSETS
  At beginning of year                                       22,386,173          17,091,744
                                                            -----------         -----------
  At end of year (including undistributed net
    investment income of
    $124,242 and $77,651)                                   $33,770,379         $22,386,173
                                                            ===========         ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                  FOR THE PERIOD
                                                         YEAR ENDED SEPTEMBER 30,                FEBRUARY 1, 2000
                                                      ------------------------------       (COMMENCEMENT OF OPERATIONS)
                                                        2002                 2001             TO SEPTEMBER 30, 2000
                                                      ---------            ---------       ----------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        8.55                10.65                      10.00
                                                       -------              -------                    -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                                  0.09(1)              0.11(1)                    0.09(1)
  Net realized and unrealized gain (loss) on
    investments                                           0.38(2)             (1.89)                      0.63
                                                       -------              -------                    -------
Total from investment operations                          0.47                (1.78)                      0.72
                                                       -------              -------                    -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             (0.11)               (0.08)                     (0.07)
  From net realized gain on investments                     --                (0.24)                        --
                                                       -------              -------                    -------
Total distributions to shareholders                      (0.11)               (0.32)                     (0.07)
                                                       -------              -------                    -------
NET ASSET VALUE, END OF YEAR                           $  8.91              $  8.55                    $ 10.65
                                                       =======              =======                    =======
TOTAL RETURN+++                                           5.39%              (17.13)%                     7.19%++
RATIOS/SUPPLEMENTAL DATA:
Expenses (to average daily net assets)*                   1.25%                1.25%                      1.25%+
Net Investment Income (to average daily net
  assets)*                                                0.96%                1.10%                      1.21%+
Portfolio Turnover                                          69%                  89%                        70%++
Net Assets, End of Year (000's omitted)                $33,770              $22,386                    $17,092

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share                        $  0.04(1)           $ 0.04(1)       $ 0.01(1)
RATIOS (TO AVERAGE DAILY NET ASSETS):
Expenses                                                  1.82%               1.98%           2.29%+
Net investment income                                     0.39%               0.37%           0.17%+

(1)  Calculated based on average shares outstanding.
(2) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                                 VALUE
SECURITY                                                             SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------------
EQUITIES -- 95.5%
AUSTRALIA -- 3.8%
Adelaide Bank Ltd.                                                    84,400  $   337,823
Bendigo Bank Ltd.                                                     33,700      150,263
Boral Ltd.                                                            86,800      197,050
Centro Properties Group*                                              53,500      106,054
Leighton Holdings Ltd.                                                20,000      107,208
Orica Ltd.                                                            34,400      177,859
Tabcorp Holdings Ltd.                                                 32,300      206,120
                                                                              -----------
                                                                                1,282,377
                                                                              -----------
AUSTRIA -- 0.4%
Boehler-Uddeholm AG                                                    3,300      148,511
                                                                              -----------
BELGIUM -- 1.9%
Agfa Gevaert NV                                                        7,300      134,511
Colruyt SA                                                             4,624      219,289
Mobistar SA*                                                          10,200      157,211
Omega Pharma SA                                                        3,500      141,743
                                                                              -----------
                                                                                  652,754
                                                                              -----------
CANADA -- 4.5%
Baytex Energy Ltd.*                                                   32,800      156,978
CHC Helicopter Corp., Class A*                                         9,100      183,962
Cascades, Inc.                                                        20,800      222,965
Fortis, Inc.                                                           5,000      157,639
G.T.C. Transcontinental Group Ltd., Class A                            8,200      202,945
Goldcorp, Inc.                                                        14,400      159,808
Industrial Alliance Life Insurance Co.                                 7,300      165,480
MacDonald, Dettwiler & Associates Ltd.*                                8,500      107,195
Metro Inc., Class A                                                   13,500      148,629
                                                                              -----------
                                                                                1,505,601
                                                                              -----------
DENMARK -- 0.7%
Coloplast A/S, Class B                                                 1,900      133,860
Kobenhavns Lufthavne A/S                                               1,900      113,654
                                                                              -----------
                                                                                  247,514
                                                                              -----------
FINLAND -- 2.0%
Amer Group Ltd.                                                        5,000      134,714
Huhtamaki Oyj                                                         16,880      161,771
Kesko Oyj, B shares                                                   11,900      124,038
Kone Oyj, Class B                                                      5,700      149,237
Outokumpo Oyj                                                         11,600      110,826
                                                                              -----------
                                                                                  680,586
                                                                              -----------
FRANCE -- 6.6%
Beneteau                                                               3,720      136,723
CNP Assurances                                                         4,950      164,226

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                                 VALUE
SECURITY                                                             SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------------
FRANCE (CONTINUED)
Eiffage                                                                2,511  $   193,508
Gecina SA                                                              1,002       86,623
Imerys SA                                                              1,600      185,744
Ingenico SA                                                            5,100       42,074
Medidep SA*                                                            8,200      131,894
Michelin (C.G.D.E.), Class B                                           3,600      101,084
Neopost SA*                                                            4,600      154,978
Pierre & Vacances                                                      1,500       91,884
Publicis Groupe                                                        4,700       88,693
Remy Cointreau                                                         6,350      166,758
SCOR SA                                                                3,160       22,167
Spir Communications                                                    1,700      125,466
Vallourec SA                                                           3,220      155,887
Wavecom SA*                                                            7,000      226,499
Zodiac SA                                                              8,300      161,384
                                                                              -----------
                                                                                2,235,592
                                                                              -----------
GERMANY -- 4.6%
AWD Holding AG                                                         4,691       52,882
Bilfinger Berger AG                                                    6,300      108,429
Celanese AG*                                                           5,400      101,102
Continental AG*                                                       11,800      157,971
Deutsche Boerse AG                                                     2,400       78,961
ELMOS Semiconductor AG*                                               12,500       69,160
Hannover Rueckversicherungs AG*                                        8,850      148,645
Jenoptik AG                                                            3,740       35,104
Medion AG                                                              5,300      157,092
Puma AG                                                                4,900      259,488
Salzgitter AG                                                         12,300       88,226
Stada Arzneimittel AG                                                  4,730      164,031
Thyssen Krupp AG                                                      11,700      124,266
                                                                              -----------
                                                                                1,545,357
                                                                              -----------
GREECE -- 0.6%
Intralot SA                                                            8,500      128,825
Technical Olympic SA                                                  25,300       75,989
                                                                              -----------
                                                                                  204,814
                                                                              -----------
HONG KONG -- 1.5%
Dah Sing Financial Holdings Ordinary Shares                           23,000       99,371
Industrial & Commercial Bank of China Ltd.                           158,000      129,639
Kingboard Chemical Holdings Ltd.                                     190,000      109,005
TCL International Holdings Ltd.                                      610,000      174,004
                                                                              -----------
                                                                                  512,019
                                                                              -----------
IRELAND -- 1.8%
Anglo Irish Bank Corp. PLC                                            38,300      229,691
DCC PLC                                                                9,600       92,666

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                                 VALUE
SECURITY                                                             SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------------
IRELAND (CONTINUED)
Fyffes PLC                                                           121,800  $   174,491
Grafton Group PLC                                                     33,000      115,744
                                                                              -----------
                                                                                  612,592
                                                                              -----------
ITALY -- 4.2%
Banca Popolare di Bergamo                                              7,800      144,264
Banca Popolare di Verona e Novara Scrl                                13,180      145,194
Beni Stabili Spa                                                     222,800      114,025
Davide Campari - Milano Spa*                                           4,900      160,098
Italgas Spa                                                            8,300       82,086
Merloni Elettrodemestici Spa                                          23,500      233,805
Parmalat Finanziaria Spa                                              53,508      145,381
Recordati Spa                                                         12,500      251,076
Saipem Spa                                                            27,800      149,143
                                                                              -----------
                                                                                1,425,072
                                                                              -----------
JAPAN -- 20.9%
Alpine Electronics, Inc.                                              15,300      170,405
Asian Industry Co. Ltd.                                               15,000      107,266
Bandai Co. Ltd.                                                        7,600      297,353
Brother Industries Ltd.                                               16,000      113,365
Cosel Co. Ltd.                                                         6,500      129,562
Creed Corp.*                                                             123      193,104
Daicel Chem Industries Ltd.                                           45,000      127,240
Daito Trust Construction Co. Ltd.                                      8,800      195,660
Diamond Lease Co. Ltd.                                                13,400      269,850
Doshisha Co. Ltd.                                                     11,600      166,477
Fujirebio, Inc.                                                       20,000      146,474
Fujitec Co. Ltd.                                                      35,000      181,531
JGC Corp.                                                             21,000      120,829
Kikkoman Corp.                                                        27,000      173,993
Mandom Corp.                                                          11,000      215,190
Matsumotokiyoshi Co. Ltd.                                              4,600      196,614
Mitsui Trust Holdings, Inc.                                           57,000      141,493
Mitsui-Soko Co. Ltd.                                                  77,000      153,797
Nichii Gakkan Co.                                                      2,400      117,771
Nippon Electric Glass Co. Ltd.                                        17,000      192,972
Nippon Sanso Corp.                                                    57,000      161,639
Nippon Shokubai Co. Ltd.                                              34,000      168,519
Nissen Co. Ltd.                                                       11,500      209,847
Nok Corp.                                                             21,000      239,931
Plenus Co. Ltd.                                                        2,563       95,433
Rohto Pharmaceutical Co. Ltd.                                         22,800      175,413
Sanki Engineering Co. Ltd.                                            35,000      176,352
Seino Transportation Co. Ltd.                                         20,000      125,760
Shimachu Co. Ltd.                                                     13,500      218,823
Showa Corp.                                                           33,000      304,340
Showa Denko K.K.*                                                    110,000      158,228
Sumida Corp.                                                           8,600      167,179
Sumitomo Realty & Development Co. Ltd.                                53,000      304,948

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                                 VALUE
SECURITY                                                             SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------------
JAPAN (CONTINUED)
Sumitomo Rubber Industries Ltd.                                       26,000  $   114,549
Takara Co. Ltd.                                                       30,000      217,491
Takuma Co.                                                            26,000      183,150
Toho Gas Co. Ltd.                                                     84,000      201,611
Tomen Electronics Corp.                                                2,700       66,468
Toyo Suisan Kaisha Ltd.                                               12,000      119,053
USS Co. Ltd.                                                           5,000      219,053
                                                                              -----------
                                                                                7,038,733
                                                                              -----------
NETHERLANDS -- 5.5%
ASM International NV*                                                  9,200       79,988
CSM NV                                                                 6,900      148,683
Corio NV                                                               8,400      187,147
Elsevier NV                                                           11,400      136,172
Fugro NV                                                               2,100       85,689
Grontmij                                                               2,700       58,687
Heijmans CVA                                                           6,600      103,355
Koninklijke Boskalis Westminster NV                                    5,100       96,997
Koninklijke Grolsch NV                                                 5,700      113,984
Koninklijke Vendex KBB NV                                              9,200       74,989
Rodamco Europe NV                                                      3,700      141,472
Vodafone Libertel NV*                                                 15,300      122,443
Volker Wessels Stevin NV                                               7,600      168,197
Wereldhave NV                                                          4,300      193,897
Wolters Kluwer NV                                                      8,100      146,451
                                                                              -----------
                                                                                1,858,151
                                                                              -----------
NEW ZEALAND -- 0.4%
Sky City Ltd.                                                         43,800      148,471
                                                                              -----------
NORWAY -- 0.8%
ProSafe ASA*                                                          10,400      115,150
Tandberg ASA*                                                         15,500      151,735
                                                                              -----------
                                                                                  266,885
                                                                              -----------
PORTUGAL -- 0.6%
Portucel Empresa Produtora de Pasta e Papel
  SA                                                                  87,600       97,800
Semapa - Sociedade de Investimento e Gestao,
  SGPS, SA                                                            26,800       89,232
                                                                              -----------
                                                                                  187,032
                                                                              -----------
SINGAPORE -- 0.6%
Keppel Corp. Ltd.                                                     82,000      200,146
                                                                              -----------
SOUTH KOREA -- 1.6%
Hana Bank                                                             13,100      180,329
Handsome Co. Ltd.                                                     17,300      145,846
Hyundai Mobis                                                          5,900      115,338
Pantech Co. Ltd.*                                                     11,400       92,764
                                                                              -----------
                                                                                  534,277
                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                                 VALUE
SECURITY                                                             SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------------
SPAIN -- 3.8%
Actividades de Construccion y Servicios SA                             5,000  $   137,629
Aurea Concesiones de Infraestructuras del
  Estado SA                                                            6,800      155,464
Compania Espanola de Petroleos SA                                     10,200      178,374
Grupo Auxiliar Metalurgico SA*                                         9,800      141,847
Grupo Dragados SA                                                      8,000      120,141
Grupo Empresarial Ence SA                                              8,400      105,732
NH Hoteles SA*                                                        15,200      133,657
Red Electrica de Espana                                               18,800      175,900
Vallehermoso SA                                                       18,000      125,377
                                                                              -----------
                                                                                1,274,121
                                                                              -----------
SWEDEN -- 1.9%
Castellum AB                                                          17,200      188,097
Elekta AB*                                                            15,100      112,257
Holmen AB, B Shares                                                    7,200      157,088
Munters AB                                                             9,700      198,569
                                                                              -----------
                                                                                  656,011
                                                                              -----------
SWITZERLAND -- 4.9%
Bobst Group AG*                                                        3,600      117,089
Geberit AG Registered Shares*                                            510      138,921
Givaudan Registered Shares                                               250      111,804
Helvetia Patria Holding Registered Shares                              1,002       95,393
Lindt & Spruengli AG Registered Shares                                    30      191,083
Logitech Intenational SA*                                              6,660      187,281
Micronas Semiconductor Holding AG Registered
  Shares*                                                              8,500      116,632
PSP Swiss Property AG                                                  1,720      171,907
Sarna Kunststoff Holding AG Registered
  Shares*                                                              1,860      151,555
Saurer AG*                                                             9,000      149,410
Valora Holding AG Registered Shares                                    1,170      214,053
                                                                              -----------
                                                                                1,645,128
                                                                              -----------
UNITED KINGDOM -- 21.9%
Aga Foodservice Group PLC                                             54,400      183,732
Aggregate Industries PLC                                             143,000      153,878
Alliance & Leicester PLC                                              21,100      260,362
Alliance Unichem PLC                                                  21,800      173,625
Arriva PLC                                                            40,500      200,408
BBA Group PLC                                                         51,900      140,843
BPB PLC                                                               39,800      167,246
Bradford & Bingley PLC                                                68,900      301,976
Cairn Energy PLC*                                                     34,900      162,280
Cattles PLC                                                           37,800      191,972
Countryside Properties PLC                                            42,300      116,286
Cranswick PLC                                                         29,600      229,238
Crest Nicholson PLC                                                   43,500      148,968
Dairy Crest Group PLC                                                 30,400      175,501
Davis Service Group PLC                                               30,500      149,008
Enterprise Inns PLC                                                   26,100      228,168

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                                 VALUE
SECURITY                                                             SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
First Technology PLC                                                  32,900  $   137,476
Forth Ports PLC                                                       14,400      186,623
Galen Holdings PLC                                                    22,600      130,772
Gallaher Group PLC                                                    18,600      177,212
Greggs PLC                                                             3,800      197,737
Holidaybreak PLC                                                      21,900      182,334
IMI PLC                                                               39,700      163,396
Inchcape PLC                                                          21,400      248,768
Johnson Matthey PLC                                                   10,900      142,975
Johnston Press PLC                                                    39,600      234,523
Kelda Group PLC                                                       36,100      211,810
Kier Group PLC                                                        18,400      129,492
McCarthy & Stone PLC                                                  35,300      174,122
Meggitt PLC                                                           47,500      134,312
Next PLC                                                              13,000      189,718
Northern Rock PLC                                                     33,500      345,221
Slough Estates PLC                                                    24,000      120,645
Speedy Hire PLC                                                       41,900      187,589
Stanley Leisure PLC                                                   33,700      177,952
Torex PLC                                                             16,900       62,388
Travis Perkins PLC                                                    17,000      279,349
Ultra Electronics Holdings PLC                                        23,000      165,840
Wimpey (George) PLC                                                   55,000      248,399
Yule Catto & Co. PLC                                                  47,300      180,558
                                                                              -----------
                                                                                7,392,702
                                                                              -----------
TOTAL EQUITIES (COST $32,104,427)                                              32,254,446
                                                                              -----------
PREFERRED STOCKS -- 0.6%
GERMANY -- 0.6%
Krones AG                                                              2,500      111,125
Porsche AG                                                               250      103,246
                                                                              -----------
TOTAL PREFERRED STOCKS (COST $247,895)                                            214,371
                                                                              -----------

                                                                      PAR
                                                                     VALUE/
                                                RATE     MATURITY    SHARES
                                               -------  ----------  --------
SHORT-TERM INVESTMENTS -- 9.6%
CASH EQUIVALENTS -- 8.1%
Bank of Montreal Eurodollar Time Deposit(a)      1.760% 10/03/2002  $333,723      333,723
Goldman Sachs Financial Square Funds - Prime
  Obligations Fund(a)                                                311,242      311,242
Merrill Lynch Triparty Repurchase
  Agreement(a)                                   2.040% 10/01/2002   623,771      623,771
Royal Bank of Canada Eurodollar Time
  Deposit(a)                                     1.750% 10/02/2002   727,732      727,732
Royal Bank of Scotland Eurodollar Time
  Deposit(a)                                     1.760% 10/17/2002   727,732      727,732
                                                                              -----------
                                                                                2,724,200
                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                      PAR        VALUE
SECURITY                                        RATE     MATURITY    VALUE     (NOTE 1A)
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY -- 0.2%
FHLMC Discount Note=/=+                          1.728% 12/19/2002  $ 75,000  $    74,317
                                                                              -----------
REPURCHASE AGREEMENTS -- 1.3%
Tri-party repurchase agreement dated 09/30/02 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 10/01/02,
with a maturity value of $424,960 and an effective yield of 0.90%, collateralized by a U.S. Government Obligation with a rate of
1.875%, a maturity date of 09/30/04 and a market value of
$441,673.                                                                         424,950
                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS (COST $3,223,870)                                  3,223,467
                                                                              -----------

TOTAL INVESTMENTS -- 105.7% (COST
 $35,576,192)                             $  35,692,284
OTHER ASSETS, LESS LIABILITIES -- (5.7%)     (1,921,905)
                                          -------------
NET ASSETS -- 100.0%                      $  33,770,379
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

FHLMC - Federal Home Loan Mortgage Corporation
*    Non-income producing security.
(a) Represents investments of security lending collateral (Note 7). =/= Rate noted is yield to maturity.
+    Denotes all or part of security segregated as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                               PERCENTAGE
                      INDUSTRY SECTOR                         OF NET ASSETS
------------------------------------------------------------  -------------
Consumer Discretionary                                                21.5%
Industrials                                                           17.7%
Financials                                                            17.4%
Materials                                                             12.0%
Consumer Staples                                                      10.2%
Short-Term Investments                                                 9.6%
Information Technology                                                 7.2%
Health Care                                                            4.5%
Energy                                                                 2.5%
Utilities                                                              2.4%
Telecommunication Services                                             0.7%
                                                              ------------
  Total Investments                                                  105.7%
                                                              ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Small Cap Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Salomon Smith Barney Extended Market Ex-U.S. Index and to a limited extent, emerging markets.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     E. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFICs) and post-October loss deferrals.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among paid in capital, undistributed net investment income and accumulated net realized gain
      (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. The calculation of net investment income per share in the financial highlights table excludes these reclassifications.

     G. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)  INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 1.00% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the Fund's total operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.25% of the Fund's average daily net assets for the year ended September 30, 2002.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Pursuant to this agreement, for the year ended September 30, 2002, Standish Mellon voluntarily did not impose $163,030 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2002 were $29,025,753 and $18,894,470, respectively. For the year ended September 30, 2002, the Fund did not purchase or sell any long-term U.S. Government securities.

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                       YEAR ENDED             YEAR ENDED
                                                                   SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
                                                                  ---------------------  ---------------------
         Shares sold                                                    1,978,176              1,417,265
         Shares issued to shareholders in payment of
           distributions declared                                          24,617                 61,336
         Shares redeemed                                                 (833,631)              (464,206)
                                                                       ----------             ----------
         Net increase                                                   1,169,162              1,014,395
                                                                       ==========             ==========

      At September 30, 2002, two shareholders held of record approximately 12% and 11% of the total outstanding shares of the Fund, respectively. Investment activity of these shareholders could have a material impact on the Fund.

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2002, as computed on a federal income tax basis, were as follows.

         Aggregate Cost                                                $35,588,410
                                                                       ==========
         Gross unrealized appreciation                                  3,111,214
         Gross unrealized depreciation                                 (3,007,340)
                                                                       ----------
         Net unrealized appreciation                                   $  103,874
                                                                       ==========

      At September 30, 2002, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers are $107,485 and $2,030,675, which expire on September 30, 2009 and 2010, respectively. The Fund elected to defer to its fiscal year ending September 30, 2003 $1,628,021 of losses recognized during the period November 1, 2001 to September 30, 2002.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the fiscal year ended September 30, 2002 was as follows:

                                                                         AMOUNT
                                                                       -----------
         Distributions paid from:
           Ordinary income                                             $   318,545
           Return of capital                                                    --

      As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

         Undistributed ordinary income                                 $  140,341
         Accumulated gain (loss)                                               --
         Capital loss carryover                                        (2,138,160)

(6)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the year ended September 30, 2002.

     FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2002, the Fund held no forward foreign currency exchange contracts.

     FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2002, the Fund held the following futures contracts:

                                                                                   UNDERLYING FACE
         CONTRACT                                       POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
         ----------------------------------------------------------------------------------------------------------
         MSCI (20 contracts)                               Long     12/20/2002        $272,410          $(8,159)
         Topix Futures (1 contract)                        Long     12/16/2002          75,004             (205)
                                                                                                        -------
                                                                                                        $(8,364)
                                                                                                        =======

(7)  SECURITY LENDING:

      The Fund may lend its securities, through its agent Investors Bank & Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2002 the Fund loaned securities having a market value of $2,594,407. The Fund received cash collateral of $2,724,200 which is invested, together with collateral of other Standish funds, in five issuers of high-grade short-term investments.

(8)  LINE OF CREDIT:

      The Fund, other funds in the Trust and subtrusts in the Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund began participating in the line of credit as of September 17, 2002. For the year ended September 30, 2002 the expense related to this commitment fee was $0 for the Fund.

      During the year ended September 30, 2002, the Fund had no borrowings under the credit facility.

(9)  SUBSEQUENT EVENT:

      On October 10, 2002, at a special meeting of shareholders, the shareholders of the Fund approved a new investment policy allowing the Fund to convert to a master-feeder structure. As a feeder, the Fund will invest all of its investable assets in its corresponding master portfolio, the Standish International Small Cap Portfolio (the "Portfolio"), rather than investing directly in securities. The Portfolio will have substantially the same investment objective, policies and restrictions as the Fund. It is contemplated that the Fund will convert to the master-feeder structure at the end of January 2003.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Small Cap Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish International Small Cap Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 11, 2002

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              26          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               26               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         26               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               26               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            26               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Financial Center                                                  Officer, Standish
Boston, MA 02111                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 26               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Financial Center                                                  Standish Mellon
Boston, MA 02111                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               26               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Financial Center                                                  Mellon Institutional
Boston, MA 02111                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           26               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish Mellon
Boston, MA 02111                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               26               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Financial Center                                                  Professional,
Boston, MA 02111                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           26               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Financial Center,                                                 Representative,
Boston MA 02111                                                       Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         26               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          26               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Financial Center,                                                 Mellon Financial
Boston MA 02111                                                       Corp.
8/17/60

[LOGO] STANDISHFUNDS(R)
One Financial Center
Boston, MA 02111-2662
www.standishmellon.com
1.800.221.4795                                                            02-138

                                                         [LOGO] STANDISHFUNDS(R)

Financial Report                                      Standish Select Value Fund
--------------------------------------------------------------------------------
Year Ended
September 30, 2002

                     Standish, Ayer & Wood Investment Trust

November 2002

Dear Standish Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2002.

Reviewing the prior 12 months in the equity markets, two distinct phases are apparent. In the months following the tragic events of September 11, 2001, stocks advanced, based on optimism about the economic recovery. In March, a number of fears prompted a broad sell-off: lingering concerns over corporate scandals, tensions in the Middle East, the risk of further terrorism, high stock valuations and the quality of earnings. The first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years. A summer rally in July and August brought some relief, but as Labor Day approached the market resumed its downward course. International markets were also off broadly, with the economic outlook becoming less optimistic as the fiscal year progressed. In Europe, there were signs of deterioration in business and consumer confidence, as well as a decline in industrial production. Japan continues to weave in and out of recession and shows little sign of regaining strength due to its policy paralysis.

The third quarter saw a continuation of the year's dramatic decline, with the S&P 500 falling 17.3%, bringing the Index's year-to-date loss to 28.2% through September 30. In the absence of any decisively positive economic news in the third quarter, negative psychology continued to hold sway. No sector or style was immune. For example, small cap stocks, which had been holding up better than large caps, fell 21.4%, as measured by the Russell 2000 Index, with growth and value faring equally poorly. As of this writing in late October, however, market sentiment showed glimmers of a turnaround, with the S&P 500 staging several strong rallies to advance substantially over the last two weeks.

Economic releases during the quarter painted a mixed picture. Consumer purchases of homes, autos, and apparel were strong, while the business sector remains hesitant to invest, despite historically low interest rates. The ambiguity of the outlook was reflected in the Federal Reserve's September decision to leave the Fed Funds rate unchanged at 1.75%.

In the bond market, the last 12 months have been dominated by a flight to quality - a trend that continued in the third quarter, as investors drove Treasury bond yields to 40-year lows, with the 10-year note hitting 3.6%. The market, in our view, has swung from excess optimism earlier in the year to overwrought pessimism. As with stocks, the tide has turned a bit since the close of the quarter. As of late October, the yield on the 10-year Treasury note has backed up by more than 50 basis points to 4.1%.

During the quarter, lower quality corporate bonds performed poorly relative to high quality assets. Lehman's Credit Index, a broad proxy for the investment grade corporate sector posted a 7.2% return, underperforming Treasuries by 4.5%. The disparity was even more evident in the high yield sector, where all of the Lehman quality groups posted negative returns.

Our outlook remains substantially the same as it has in been in previous quarters. There remain worries about highly leveraged balance sheets at the consumer and corporate levels, along with global political risks. Recent gains in the stock market and the back-up in Treasury rates so far haven't been accompanied by a tightening of spreads on corporate debt - a development that would bode well for the sustainability of a bullish trend. The resurgence of attacks in Kuwait, Indonesia and the Philippines serve as a reminder that terrorism will be an omnipresent, if unquantifiable, risk for some time.

At the same time, the markets have already appeared to discounted much of this risk, with valuations looking a lot more reasonable. We are hopeful that pressure from both investors and regulators is bringing welcome conservatism to auditing professional and financial disclosure. Just as importantly, as we approach three years after the bubble's peak, investors' expectations for returns over the next several years have begun to be appropriately scaled back.

We continue to believe that the positive factors are driving a steady, if muted, economic recovery for the balance of the year and into 2003. In this environment, we reaffirm our commitment to well-managed companies and the pursuit of value. For more than seven decades, this has been our way to seek to profit from the growth and renewal that are enduring strengths of the American economy.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                     Standish, Ayer & Wood Investment Trust
                           Standish Select Value Fund

                       Management Discussion and Analysis

For the 12 months ending September 30, 2002 the Standish Select Value Fund had a total return of -17.7% slightly behind the benchmark Russell 1000 Value's -17% return, but much better than the broad market as measured by the S&P 500's -20.5% return. The 12-month period was really two periods. The Fund was up nearly 10% in the first six months, but was then down over 25% in the last six months of the fiscal year. This strength-followed-by-weakness pattern was true of the market in general.

Stock market returns became dismal in the last six months as investors worried not only about the economy (see paragraph below), but also about corporate scandals and the veracity of earnings reports. We have had a bear market in corporate ethics, to quote one observer. The positive cycle of higher prices leading to improved psychology leading to higher prices during the latter part of the 90's has now been completely reversed. As this "bubble" burst in early 2000, negative psychology was focused on growth stocks. In the last six months, negative sentiment has swept over all segments of the market driving value stocks down along with the rest. Value stocks performed well relative to the overall market over the last 12 months, but the absolute returns for all segments have been dramatically negative since early 2002. Large cap stocks have lagged small caps for the past few years, although that cycle has reversed in the last few months. At this time it is unclear whether this is only a pause in an ongoing rally in small stocks, or the beginning of a prolonged cycle of large cap outperformance.

We believe the US economy has recovered from last year's recession. However, the recovery has been modest and uneven. Consumers have maintained their spending habits, but they needed zero percent auto financing and an incredibly large mortgage refinancing surge to do so. Businesses on the other hand have been slow to spend - both on new employees and on new equipment. The federal budget has moved from surplus to deficit, but offsetting this economic stimulus has been state budgets being forced to scale back as tax revenues decline. Several forces continue to hamper the economy's ability to accelerate its growth rate: risks of further terrorism and the war on terrorism, the war premium priced into oil, generally high levels of indebtedness at the consumer and corporate levels, and the negative wealth effect from the stock market's 50% decline (wiping out nearly $8 trillion of wealth). Given all this, we expect economic growth to continue to be modest and uneven.

Regardless of the direction of the economy or the markets, the disciplined investment approach used to manage the Fund does not vary. Our unwavering focus is on finding undervalued companies with improving business momentum. The process begins with a computerized ranking of approximately 1000 large and liquid stocks. The computer modeling identifies those companies that have the most attractive combination of low valuations and business strength. Using this list of ranked candidates the analysts conduct further research to identify those companies in the best position to maintain their business momentum. The process ensures that the Fund's holdings have an attractive combination of better than average business strength and better than average valuations. The strategy does not guarantee superior performance, but we believe that over time it will prove to be successful.

Looking ahead, we expect modest and uneven economic growth with volatile markets as both a cause and effect of the choppy economy. From recent lows, stocks seem likely to outperform bonds over a five-year investment horizon. We believe that stock market returns will be nothing like the late 90's, but they do not need to be very exciting to beat a 10 year Treasury yielding 4%. Clearly, the world remains a very risky place, and there are risks to the downside for this forecast. However, we believe that current pricing goes a long way toward discounting these risks. For investors who can withstand the volatility, this looks to be a good opportunity to add equity exposure. We believe that the dramatic differences in returns between large caps and small caps, and between growth and value will not continue. There will continue to be differences, but they should be much more muted than we have seen in the past 5 or 6 years. The Fund is positioned to perform well on a relative basis, and the absolute returns should be positive but with a high degree of volatility.

Sincerely,

/s/ David C. Cameron

David C. Cameron

                     Standish, Ayer & Wood Investment Trust
                           Standish Select Value Fund

            Comparison of Change in Value of $100,000 Investment in Standish Select Value Fund, the Russell 1000 Value Index
                             and the S&P 500 Index

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                       Standish Select        Russell 1000     S&P 500
                         Value Fund           Value Index       Index
                           100,000               100,000       100,000
        1991               105,200               104,503       104,355
                           112,000               111,451       111,818
                           116,300               113,100       114,527
                           115,748               113,937       114,798
                           119,964               118,187       119,751
                           113,088               113,211       114,265
                           118,475               117,949       119,591
                           120,439               120,097       122,424
                           120,036               119,214       120,376
                           123,528               121,189       121,993
                           119,985               114,970       117,078
                           133,349               124,605       130,469
        1992               131,582               124,802       128,038
                           133,713               127,858       129,696
                           129,660               126,004       127,173
                           129,974               131,429       130,907
                           129,031               132,085       131,549
                           126,256               131,262       129,591
                           132,182               136,332       134,885
                           128,425               132,161       132,124
                           131,336               133,990       133,676
                           134,788               134,115       134,138
                           141,851               138,515       138,705
                           146,046               141,815       140,407
        1993               151,326               145,933       141,581
                           152,104               151,073       143,511
                           157,328               155,525       146,539
                           151,810               153,533       142,997
                           157,718               156,619       146,822
                           161,674               160,072       147,252
                           159,998               161,862       146,660
                           167,598               167,706       152,225
                           172,404               167,973       151,057
                           174,758               167,857       154,182
                           172,460               164,393       152,713
                           176,445               167,516       154,559
        1994               182,557               173,855       159,814
                           181,758               167,909       155,477
                           172,390               161,663       148,698
                           172,733               164,764       150,604
                           172,046               166,662       153,076
                           166,977               162,670       149,324
                           170,852               167,731       154,228
                           178,198               172,550       160,551
                           172,356               166,823       156,626
                           175,142               169,148       160,145
                           165,683               162,315       154,313
                           169,773               164,184       156,601
        1995               169,655               169,238       160,662
                           178,304               175,930       166,923
                           184,642               179,790       171,849
                           191,011               185,471       176,909
                           197,797               193,277       183,981
                           205,153               195,896       188,254
                           216,634               202,716       194,497
                           217,112               205,580       194,985
                           224,766               213,014       203,213
                           222,845               210,898       202,488
                           234,311               221,580       211,377
                           233,528               227,149       215,448
        1996               240,371               234,227       222,782
                           247,415               235,997       224,847
                           249,495               240,009       227,013
                           255,894               240,931       230,359
                           259,262               243,943       236,300
                           256,195               244,143       237,200
                           245,225               234,917       226,721
                           253,418               241,635       231,502
                           268,900               251,240       244,531
                           277,543               260,953       251,275
                           298,104               279,875       270,269
                           296,213               276,304       264,915
        1997               310,417               289,699       281,467
                           311,180               293,955       283,674
                           299,689               283,384       272,018
                           310,647               295,289       288,257
                           334,554               311,784       305,806
                           352,494               325,159       319,506
                           385,105               349,621       344,929
                           375,928               337,164       325,606
                           400,265               357,542       343,440
                           389,192               347,552       331,969
                           400,182               362,918       347,336
                           403,648               373,511       353,300
        1998               401,916               368,226       357,207
                           430,411               393,015       382,969
                           454,671               417,052       402,581
                           451,487               419,842       406,631
                           436,823               413,616       399,637
                           446,190               418,918       415,870
                           426,467               411,524       411,441
                           346,510               350,281       351,955
                           362,930               370,387       374,501
                           385,401               399,078       404,963
                           405,935               417,671       429,508
                           432,737               431,888       454,256
        1999               429,942               435,339       473,253
                           413,918               429,196       458,545
                           402,519               438,076       476,891
                           423,596               478,993       495,361
                           421,553               473,729       483,665
                           434,806               487,481       510,509
                           428,230               473,208       494,571
                           417,772               455,647       492,098
                           407,530               439,722       478,609
                           416,910               465,032       508,896
                           419,174               461,396       519,242
                           431,981               463,624       549,825
        2000               408,701               448,501       522,202
                           408,928               415,177       512,317
                           455,374               465,833       562,437
                           451,627               460,411       545,513
                           446,744               465,264       534,319
                           447,870               444,001       547,490
                           444,114               449,560       538,932
                           472,120               474,573       572,405
                           474,852               478,920       542,188
                           490,449               490,683       539,894
                           482,707               472,469       497,329
                           513,026               496,139       499,761
        2001               503,507               498,049       517,493
                           496,689               484,199       470,308
                           485,368               467,087       440,514
                           503,764               489,993       474,746
                           509,424               500,998       477,927
                           494,274               489,886       466,294
                           492,977               488,843       461,706
                           476,644               469,260       432,803
                           440,737               436,233       397,854
                           438,922               432,477       405,441
                           463,681               457,621       436,543
                           471,315               468,398       440,367
        2002               463,704               464,792       433,942
                           460,798               465,540       425,575
                           481,970               487,565       441,581
                           462,459               470,841       414,808
                           462,874               473,200       411,751
                           438,680               446,029       382,418
                           403,974               404,566       352,608
                           403,835               407,621       354,925
                           362,744               362,297       316,352

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/02)

                                                                   Since
                                                                 Inception
 1 Year             3 Year        5 Year          10 Year         1/3/91
 ------             ------        ------          -------         ------
(17.70)%            (3.81)%       (1.95)%          10.69          11.59
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Select Value Portfolio
    ("Portfolio"), at value (Note 1A)                            $    55,007,271
  Receivable for Fund shares sold                                         29,864
  Prepaid expenses                                                         7,961
                                                                 ---------------
    Total assets                                                      55,045,096
LIABILITIES
  Accrued accounting, custody and transfer agent fees    $2,696
  Accrued trustees' fees and expenses (Note 2)              500
  Accrued expenses and other liabilities                 12,531
                                                         ------
    Total liabilities                                                     15,727
                                                                 ---------------
NET ASSETS                                                       $    55,029,369
                                                                 ===============
NET ASSETS CONSIST OF:
  Paid-in capital                                                $    69,035,753
  Accumulated net realized loss                                       (3,303,785)
  Undistributed net investment income                                    318,903
  Net unrealized depreciation                                        (11,021,502)
                                                                 ---------------
TOTAL NET ASSETS                                                 $    55,029,369
                                                                 ===============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                              2,106,246
                                                                 ===============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                $         26.13
                                                                 ===============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Dividend income allocated from Portfolio (net of
    foreign withholding taxes of $2,770)                             $  1,164,271
  Interest income allocated from Portfolio                                 24,723
  Expenses allocated from Portfolio                                      (504,182)
                                                                     ------------
    Net investment income allocated from Portfolio                        684,812
EXPENSES
  Accounting, custody, and transfer agent fees           $   30,955
  Legal and audit services                                   22,560
  Registration fees                                          18,590
  Trustees' fees and expenses (Note 2)                        2,000
  Insurance expense                                           1,536
  Miscellaneous                                              12,556
                                                         ----------
    Total expenses                                           88,197

Deduct:
  Reimbursement of Fund operating expenses (Note 2)         (88,197)
                                                         ----------
      Net expenses                                                              0
                                                                     ------------
        Net investment income                                             684,812
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                     (3,888,361)
    Financial futures contracts                             600,589
                                                         ----------
      Net realized loss                                                (3,287,772)
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                (8,411,356)
    Financial futures contracts                            (298,640)
                                                         ----------
      Change in net unrealized appreciation
        (depreciation)                                                 (8,709,996)
                                                                     ------------
    Net realized and unrealized loss on investments                   (11,997,768)
                                                                     ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                           $(11,312,956)
                                                                     ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $    684,812        $    872,819
  Net realized gain (loss)                                    (3,287,772)          4,703,773
  Change in net unrealized appreciation (depreciation)        (8,709,996)        (11,197,684)
                                                            ------------        ------------
  Net decrease in net assets from investment operations      (11,312,956)         (5,621,092)
                                                            ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                    (457,813)           (636,139)
  From net realized gains on investments                      (4,820,365)        (10,714,375)
                                                            ------------        ------------
  Total distributions to shareholders                         (5,278,178)        (11,350,514)
                                                            ------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            11,256,447          16,858,926
  Value of shares issued to shareholders in payment of
    distributions declared                                     5,062,343          10,731,946
  Cost of shares redeemed                                    (20,186,837)        (28,445,482)
                                                            ------------        ------------
  Net decrease in net assets from Fund share
    transactions                                              (3,868,047)           (854,610)
                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS                                 (20,459,181)        (17,826,216)
NET ASSETS
  At beginning of year                                        75,488,550          93,314,766
                                                            ------------        ------------
  At end of year (including undistributed net
    investment income of $318,903 and $284,149)             $ 55,029,369        $ 75,488,550
                                                            ============        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              YEAR ENDED SEPTEMBER 30,
                                            -------------------------------------------------------------
                                               2002         2001         2000         1999         1998
                                            ----------    ---------    ---------    ---------    --------
NET ASSET VALUE, BEGINNING OF YEAR           $ 34.00       $ 41.71      $ 37.79     $  37.47     $  48.81
                                             -------       -------      -------     --------     --------
FROM INVESTMENT OPERATIONS:
  Net investment income*                        0.32(1)       0.39(1)      0.29(1)      0.29(1)      0.30
  Net realized and unrealized gain
    (loss) on investments                      (5.77)(3)     (2.77)        5.73         4.49        (4.30)
                                             -------       -------      -------     --------     --------
Total from investment operations               (5.45)        (2.38)        6.02         4.78        (4.00)
                                             -------       -------      -------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (0.21)        (0.29)       (0.23)       (0.23)       (0.30)
  From net realized gain on investments        (2.21)        (5.04)       (1.87)       (4.23)       (7.04)
                                             -------       -------      -------     --------     --------
Total distributions to shareholders            (2.42)        (5.33)       (2.10)       (4.46)       (7.34)
                                             -------       -------      -------     --------     --------
NET ASSET VALUE, END OF YEAR                 $ 26.13       $ 34.00      $ 41.71     $  37.79     $  37.47
                                             =======       =======      =======     ========     ========
TOTAL RETURN+                                 (17.70)%       (7.18)%      16.52%       12.29%       (9.33)%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                                 0.71%         0.71%        0.71%        0.66%        0.71%
  Net Investment Income (to average
    daily net assets)*                          0.96%         1.00%        0.76%        0.74%        0.69%
  Net Assets, End of Year (000's
    omitted)                                 $55,029       $75,489      $93,315     $130,556     $198,322

-----------------

* For the periods indicated, the investment adviser voluntarily agreed to reimburse the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share              $  0.27(1)    $  0.38(1)   $  0.28(1)       N/A          N/A
Ratios (to average daily net assets):
  Expenses(2)                                   0.83%         0.73%        0.73%         N/A          N/A
  Net investment income                         0.84%         0.98%        0.74%         N/A          N/A

(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of Standish Select Value Portfolio's allocated expenses.
(3)  Amount includes litigation proceeds received by the Fund for $0.02.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Select Value Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund invests all of its investable assets in an interest of the Standish Select Value Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The Portfolio Trust seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities in companies that appear to be undervalued relative to underlying business fundamentals. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis.

     C. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for wash sales, post-October losses and realized and unrealized gains or losses on futures.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)  INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon") for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.71% of the Fund's average daily net assets for the year ended September 30, 2002. Pursuant to this agreement, for the year ended September 30, 2002, Standish Mellon voluntarily reimbursed the Fund for $88,197 of its operating expenses. This agreement is temporary and voluntary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2002 aggregated $11,268,577 and $20,434,036, respectively.

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                       YEAR ENDED             YEAR ENDED
                                                                   SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
                                                                  ---------------------  ---------------------
         Shares sold                                                         340,111                437,007
         Shares issued to shareholders in payment of
           distributions declared                                            147,995                277,229
         Shares redeemed                                                    (602,275)              (730,865)
                                                                     ---------------        ---------------
         Net decrease                                                       (114,169)               (16,629)
                                                                     ===============        ===============

      At September 30, 2002, two shareholders of record held approximately 14% and 13% of the total outstanding shares of the Fund, respectively. Investment activities of these shareholders could have a material impact on the Fund.

(5)  FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2002, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover is $53,626, which expires on September 30, 2010. The Fund elected to defer to its fiscal year ending September 30, 2003 $3,306,099 of losses recognized during the period November 1, 2001 to September 30, 2002.

      The tax character of distributions paid during the fiscal year ended September 30, 2002 was as follows:

                                                                         AMOUNT
                                                                       ----------

         Distributions paid from:
           Ordinary income                                             $  403,131
           Long-term capital gain                                       4,875,047
           Return of capital                                                   --

      As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

           Undistributed ordinary income                               $  313,423
           Accumulated gain (loss)                                             --
           Capital loss carryover                                         (53,626)

      The Fund receives a proportionate share of the Portfolio's income, expenses, and realized and unrealized gains and losses based on applicable tax allocation rules. Book/tax differences arise when changes in proportionate interest for funds investing in the Portfolio occur. At September 30, 2002, unrealized appreciation (depreciation) on the Portfolio was allocated in the amount of $(11,021,502) to the Fund and $1,219,845 to other entities previously invested in the Portfolio but since ceased operations.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and Shareholders of Standish Select Value Fund:

   In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Select Value Fund (the "Fund"), at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation with the custodian, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 11, 2002

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                    VALUE
SECURITY                                                 SHARES   (NOTE 1A)
----------------------------------------------------------------------------
EQUITIES -- 91.1%
BASIC INDUSTRY -- 5.6%
Alcoa, Inc.                                              20,700  $   399,510
Du Pont (E.I.) de Nemours                                21,800      786,326
Inco Ltd.*                                               15,200      244,112
International Paper Co.                                  10,700      357,273
Praxair, Inc.                                            19,700    1,006,867
Steel Dynamics, Inc.*                                    21,800      285,362
                                                                 -----------
                                                                   3,079,450
                                                                 -----------
CAPITAL GOODS -- 7.1%
Cooper Industries, Ltd., Class A                         20,800      631,280
General Dynamics                                          7,200      585,576
Ingersoll Rand Co., Class A                              10,800      371,952
Jacobs Engineering Group, Inc.*                          14,800      457,024
Lockheed Martin Corp.                                     7,600      491,492
Republic Services, Inc.*                                 16,200      304,560
United Technologies Corp.                                18,600    1,050,714
                                                                 -----------
                                                                   3,892,598
                                                                 -----------
CONSUMER STABLE -- 6.0%
Adolph Coors Co., Class B                                 5,100      287,130
ConAgra Foods, Inc.                                      24,400      606,340
CVS Corp.                                                13,700      347,295
Dean Foods Co.*                                          13,800      548,964
International Flavors & Fragrances                        9,000      286,650
Kimberly-Clark Corp.                                      8,900      504,096
Procter & Gamble Co.                                      8,000      715,040
                                                                 -----------
                                                                   3,295,515
                                                                 -----------
EARLY CYCLICAL -- 3.3%
BorgWarner, Inc.                                          8,100      402,084
General Motors Corp.                                      6,200      241,180
Johnson Controls, Inc.                                    3,400      261,188
Lear Corp.*                                               6,600      274,890
Masco Corp.                                              13,200      258,060
Whirlpool Corp.                                           8,100      371,466
                                                                 -----------
                                                                   1,808,868
                                                                 -----------
ENERGY -- 10.2%
Amerada Hess Corp.                                        4,400      298,672
BP PLC Sponsored ADR                                     17,490      697,851
Chevron Texaco Corp.                                     14,566    1,008,695
ConocoPhillips                                           12,200      564,128
Exxon Mobil Corp.                                        77,704    2,478,758
Tidewater, Inc.                                           6,300      170,037
Transocean, Inc.                                         18,800      391,040
                                                                 -----------
                                                                   5,609,181
                                                                 -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                    VALUE
SECURITY                                                 SHARES   (NOTE 1A)
----------------------------------------------------------------------------
FINANCIAL -- 20.8%
AMBAC, Inc.                                              11,050  $   595,485
American International Group, Inc.                       24,949    1,364,710
Bank of America Corp.                                    14,900      950,620
Banknorth Group, Inc.                                    16,800      399,000
Charter One Financial, Inc.                              14,910      443,125
Citigroup, Inc.                                          36,866    1,093,077
Federal Home Loan Mortgage Corp.                         11,200      626,080
Federal National Mortgage Association                     9,400      559,676
First Tennessee National Corp.                            7,700      266,959
Goldman Sachs                                             7,900      521,637
Greenpoint Financial Corp.                                6,200      258,788
MBNA Corp.                                               24,700      453,986
Morgan Stanley                                           11,500      389,620
Old Republic International Corp.                         10,100      286,638
Prudential Financial, Inc.*                              38,700    1,105,272
RenaissanceRe Holdings Ltd.                              18,900      714,231
Washington Mutual, Inc.                                   9,600      302,112
Wells Fargo & Co.                                        22,700    1,093,232
                                                                 -----------
                                                                  11,424,248
                                                                 -----------
GROWTH CYCLICAL -- 7.0%
Best Buy Co., Inc.*                                      11,300      252,103
Federated Department Stores*                             12,900      379,776
ITT Industries, Inc.                                     10,100      629,533
Limited Brands                                           29,400      421,596
Nordstrom, Inc.                                          26,100      468,234
Sears, Roebuck and Co.                                   20,500      799,500
Walt Disney Co. (The)                                    25,600      387,584
Wendy's International, Inc.                              15,700      519,827
                                                                 -----------
                                                                   3,858,153
                                                                 -----------
HEALTH CARE -- 6.6%
AmerisourceBergen Corp.                                   4,000      285,680
Baxter International, Inc.                               13,700      418,535
Genzyme Corp.*                                           21,300      438,993
Guidant Corp.*                                           15,300      494,343
Omnicare, Inc.                                           15,800      333,696
Pfizer, Inc.                                             25,400      737,108
Pharmacia Corp.                                          13,600      528,768
Wellpoint Health Networks, Inc.*                          5,500      403,150
                                                                 -----------
                                                                   3,640,273
                                                                 -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                    VALUE
SECURITY                                                 SHARES   (NOTE 1A)
----------------------------------------------------------------------------
OTHER -- 0.9%
iShares Russell Value Index Fund                         11,600  $   490,912
                                                                 -----------
REAL ESTATE -- 2.5%
Boston Properties, Inc., REIT                             9,700      360,840
General Growth Properties, REIT                          12,200      628,300
Liberty Property Trust, REIT                             12,900      399,900
                                                                 -----------
                                                                   1,389,040
                                                                 -----------
SERVICES -- 11.8%
AT&T Corp.                                               77,300      928,373
BellSouth Corp.                                          25,376      465,903
Cendant Corp.*                                           44,100      474,516
CenturyTel, Inc.                                         23,900      536,077
First Data Corp.                                         15,700      438,815
Gannett Co., Inc.                                         4,200      303,156
General Motors Corp., Class H*                           27,100      247,965
McGraw-Hill Companies, Inc.                              14,800      906,056
SBC Communications, Inc.                                 46,600      936,660
Verizon Communications, Inc.                             46,700    1,281,448
                                                                 -----------
                                                                   6,518,969
                                                                 -----------
TECHNOLOGY -- 5.7%
AT&T Wireless Services, Inc.*                            30,773      126,785
Fisher Scientific International*                         11,200      339,920
International Business Machine                           17,300    1,010,147
Lexmark International, Inc.*                              6,000      282,000
Microsoft Corp.*                                          7,000      305,830
Symantec Corp.*                                           9,300      313,131
Tech Data Corp.*                                         17,800      469,920
Texas Instruments, Inc.                                  17,800      262,906
                                                                 -----------
                                                                   3,110,639
                                                                 -----------
UTILITIES -- 3.6%
Dominion Resources, Inc.                                 10,300      522,519
Entergy Corp.                                            14,700      611,520
Exelon Corp.                                             12,200      579,500
Wisconsin Energy Corp.                                   11,000      267,300
                                                                 -----------
                                                                   1,980,839
                                                                 -----------
TOTAL EQUITIES (COST $59,578,181)                                 50,098,685
                                                                 -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     PAR       VALUE
SECURITY                                        RATE    MATURITY    VALUE    (NOTE 1A)
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.8%
U.S. GOVERNMENT AGENCY -- 0.8%
FHLMC Discount Note                             1.726% 12/12/2002  $100,000 $    99,660
FHLMC Discount Note+=/=                         1.630% 10/01/2002  125,000      125,000
FHLMC Discount Note+=/=                         1.690% 10/01/2002  125,000      125,000
FNMA Discount Note=/=                           1.740% 12/20/2002   75,000       74,715
                                                                            -----------
                                                                                424,375
                                                                            -----------
REPURCHASE AGREEMENTS -- 5.0%
Tri-Party repurchase agreement dated 09/30/02 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 10/01/02,
with a maturity value of $2,787,216 and an effective yield of
0.90%, collateralized by a U.S. Government Obligation with a rate of 1.875%, a maturity date of 09/30/04 and a market value of
$2,850,796.                                                                   2,787,146
                                                                            -----------
TOTAL SHORT-TERM INVESTMENTS (COST $3,211,521)                                3,211,521
                                                                            -----------

TOTAL INVESTMENTS -- 96.9% (COST
 $62,789,702)                             $  53,310,206
OTHER ASSETS, LESS LIABILITIES -- 3.1%        1,697,210
                                          -------------
NET ASSETS -- 100.0%                      $  55,007,416
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
REIT - Real Estate Investment Trust

*    Non-income producing security.
+    Denotes all or part of security segregated as collateral.
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $62,789,702)                                                 $53,310,206
  Cash                                                             1,749,008
  Interest and dividends receivable                                   43,387
  Prepaid expenses                                                     6,872
                                                                 -----------
    Total assets                                                  55,109,473
LIABILITIES
  Payable for variation margin on open financial
    futures contracts (Note 5)                           $51,775
  Accrued accounting and custody fees                     7,969
  Accrued trustees' fees and expenses (Note 2)            3,782
  Accrued expenses and other liabilities                 38,531
                                                         ------
    Total liabilities                                                102,057
                                                                 -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                     $55,007,416
                                                                 ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of
    $3,223)                                                          $ 1,372,161
  Interest income                                                         30,478
                                                                     -----------
    Total income                                                       1,402,639
EXPENSES
  Investment advisory fee (Note 2)                       $  419,602
  Accounting and custody fees                                98,921
  Legal and audit services                                   36,423
  Licensing fees                                             21,331
  Insurance expense                                          12,161
  Trustees' fees and expenses (Note 2)                       11,020
  Miscellaneous                                               4,277
                                                         ----------
    Total expenses                                          603,735

Deduct:
  Waiver of investment advisory fee (Note 2)                (17,610)
                                                         ----------
      Net expenses                                                       586,125
                                                                     -----------
        Net investment income                                            816,514
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (3,489,531)
    Financial futures contracts                           1,004,607
                                                         ----------
      Net realized loss                                               (2,484,924)
  Change in unrealized appreciation (depreciation)
    Investment securities                                (5,616,256)
    Financial futures contracts                            (284,968)
                                                         ----------
      Change in net unrealized appreciation
        (depreciation)                                                (5,901,224)
                                                                     -----------
    Net realized and unrealized loss                                  (8,386,148)
                                                                     -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                           $(7,569,634)
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $    816,514        $  1,507,361
  Net realized gain (loss)                                    (2,484,924)          7,102,536
  Change in net unrealized appreciation (depreciation)        (5,901,224)        (17,986,711)
                                                            ------------        ------------
  Net decrease in net assets from investment operations       (7,569,634)         (9,376,814)
                                                            ------------        ------------
CAPITAL TRANSACTIONS
  Contributions                                               12,091,741          21,887,948
  Withdrawals                                                (73,727,688)        (34,402,718)
                                                            ------------        ------------
  Net decrease in net assets from capital transactions       (61,635,947)        (12,514,770)
                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS                                 (69,205,581)        (21,891,584)
NET ASSETS
  At beginning of year                                       124,212,997         146,104,581
                                                            ------------        ------------
  At end of year                                            $ 55,007,416        $124,212,997
                                                            ============        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR ENDED SEPTEMBER 30,
                                            --------------------------------------------------------
                                              2002        2001        2000        1999        1998
                                            --------    --------    --------    --------    --------
TOTAL RETURN+                                (17.69)%      (7.11)%     16.59%      12.35%      (9.27)%
RATIOS:
  Expenses (to average daily net
    assets)*                                   0.70%        0.64%       0.64%       0.60%       0.65%
  Net Investment Income (to average
    daily net assets)*                         0.97%        1.06%       0.83%       0.81%       0.75%
  Portfolio Turnover                             80%          62%         92%         90%        144%
  Net Assets, End of Year (000's
    omitted)                                $55,007     $124,213    $146,105    $190,857    $207,612

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                     0.72%         N/A         N/A         N/A         N/A
  Net investment income                        0.95%         N/A         N/A         N/A         N/A

+ Total return for the Portfolio has been calculated based on the total return for the underlying Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Select Value Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At September 30, 2002, the Standish Select Value Fund held approximately 100% interest in the Standish Select Value Portfolio.

      The objective of the Portfolio is long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity and equity-related securities of companies which appear to be undervalued relative to current earnings growth.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTION AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

(2)  INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.70% of the Porfolio's average daily net assets for the year ended September 30, 2002. Pursuant to this agreement, for the year ended September 30, 2002, Standish Mellon did not impose $17,610 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2002, were $63,820,447 and $114,288,516, respectively. For the year ended September 30, 2002, the Portfolio did not purchase or sell any long-term U.S. Government securities.

(4)  FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2002, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                                $63,050,442
                                                                       ===========
         Gross unrealized appreciation                                   1,580,960
         Gross unrealized depreciation                                 (11,321,196)
                                                                       -----------
         Net unrealized depreciation                                   $(9,740,236)
                                                                       ===========

(5)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Portfolio entered into no such transactions during the year ended September 30, 2002.

     FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2002, the Portfolio had the following financial futures contracts:

                                                                                   UNDERLYING FACE
         CONTRACT                                       POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
         ----------------------------------------------------------------------------------------------------------
         S&P Barre Value (7 contracts)                     Long     12/19/2002       $  684,425        $ (78,988)
         S&P 500 (18 contracts)                            Long     12/19/2002        3,667,500         (243,173)
                                                                                                       ---------
                                                                                                       $(322,161)
                                                                                                       =========

(6)  LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Standish, Ayer & Wood Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate,

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended
      September 30, 2002, the expense related to this commitment fee was $3,852 for the Portfolio.

      During the year ended September 30, 2002, the Portfolio had no borrowings under the credit facility.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Select Value Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Ayer & Wood Master Portfolio: Standish Select Value Portfolio (the "Portfolio"), at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricwaterhouseCoopers LLP
   Boston, Massachusetts
   November 11, 2002

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called public companies) or in registered investment companies as of September 30, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              26          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision
Waltham, MA 02154                                                     Resources, Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               26               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         26               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               26               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            26               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Financial Center                                                  Officer, Standish
Boston, MA 02111                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 26               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Financial Center                                                  Standish Mellon
Boston, MA 02111                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               26               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Financial Center                                                  Mellon Institutional
Boston, MA 02111                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           26               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish Mellon
Boston, MA 02111                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               26               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Financial Center                                                  Professional,
Boston, MA 02111                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           26               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Financial Center,                                                 Representative,
Boston MA 02111                                                       Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         26               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          26               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Financial Center,                                                 Mellon Financial
Boston MA 02111                                                       Corp.
8/17/60

[LOGO] STANDISHFUNDS(R)
One Financial Center
Boston, MA 02111-2662
www.standishmellon.com
1.800.221.4795                                                            02-137

                                                         [LOGO] STANDISHFUNDS(R)

Financial Report                             Standish Small Cap Growth Fund
--------------------------------------------------------------------------------
Year Ended                                   (Institutional and Service Classes)
September 30, 2002

                     Standish, Ayer & Wood Investment Trust

November 2002

Dear Standish Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2002.

Reviewing the prior 12 months in the equity markets, two distinct phases are apparent. In the months following the tragic events of September 11, 2001, stocks advanced, based on optimism about the economic recovery. In March, a number of fears prompted a broad sell-off: lingering concerns over corporate scandals, tensions in the Middle East, the risk of further terrorism, high stock valuations and the quality of earnings. The first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years. A summer rally in July and August brought some relief, but as Labor Day approached the market resumed its downward course. International markets were also off broadly, with the economic outlook becoming less optimistic as the fiscal year progressed. In Europe, there were signs of deterioration in business and consumer confidence, as well as a decline in industrial production. Japan continues to weave in and out of recession and shows little sign of regaining strength due to its policy paralysis.

The third quarter saw a continuation of the year's dramatic decline, with the S&P 500 falling 17.3%, bringing the Index's year-to-date loss to 28.2% through September 30. In the absence of any decisively positive economic news in the third quarter, negative psychology continued to hold sway. No sector or style was immune. For example, small cap stocks, which had been holding up better than large caps, fell 21.4%, as measured by the Russell 2000 Index, with growth and value faring equally poorly. As of this writing in late October, however, market sentiment showed glimmers of a turnaround, with the S&P 500 staging several strong rallies to advance substantially over the last two weeks.

Economic releases during the quarter painted a mixed picture. Consumer purchases of homes, autos, and apparel were strong, while the business sector remains hesitant to invest, despite historically low interest rates. The ambiguity of the outlook was reflected in the Federal Reserve's September decision to leave the Fed Funds rate unchanged at 1.75%.

In the bond market, the last 12 months have been dominated by a flight to quality - a trend that continued in the third quarter, as investors drove Treasury bond yields to 40-year lows, with the 10-year note hitting 3.6%. The market, in our view, has swung from excess optimism earlier in the year to overwrought pessimism. As with stocks, the tide has turned a bit since the close of the quarter. As of late October, the yield on the 10-year Treasury note has backed up by more than 50 basis points to 4.1%.

During the quarter, lower quality corporate bonds performed poorly relative to high quality assets. Lehman's Credit Index, a broad proxy for the investment grade corporate sector posted a 7.2% return, underperforming Treasuries by 4.5%. The disparity was even more evident in the high yield sector, where all of the Lehman quality groups posted negative returns.

Our outlook remains substantially the same as it has in been in previous quarters. There remain worries about highly leveraged balance sheets at the consumer and corporate levels, along with global political risks. Recent gains in the stock market and the back-up in Treasury rates so far haven't been accompanied by a tightening of spreads on corporate debt - a development that would bode well for the sustainability of a bullish trend. The resurgence of attacks in Kuwait, Indonesia and the Philippines serve as a reminder that terrorism will be an omnipresent, if unquantifiable, risk for some time.

At the same time, the markets have already appeared to discounted much of this risk, with valuations looking a lot more reasonable. We are hopeful that pressure from both investors and regulators is bringing welcome conservatism to auditing professional and financial disclosure. Just as importantly, as we approach three years after the bubble's peak, investors' expectations for returns over the next several years have begun to be appropriately scaled back.

We continue to believe that the positive factors are driving a steady, if muted, economic recovery for the balance of the year and into 2003. In this environment, we reaffirm our commitment to well-managed companies and the pursuit of value. For more than seven decades, this has been our way to seek to profit from the growth and renewal that are enduring strengths of the American economy.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                     Standish, Ayer & Wood Investment Trust
       Standish Small Cap Growth Fund--Institutional and Service Classes

                       Management Discussion and Analysis

The Standish Small Cap Growth Fund-Institutional Class return for the fiscal year ended September 30, 2002 was (15.37)% versus (18.16)% for the benchmark Russell 2000 Growth Index. The Small Cap Growth Fund-Service Class returned (15.58)% for the same time period. The strong relative performance adds to the fund's long-term outperformance of the Russell 2000 Growth Index.

The small cap growth market experienced significant volatility over the last twelve months. In the last calendar quarter of 2001 markets rallied strongly off bottoms set following the terrorist attacks in New York and Washington. The market peaked in early January, then began an extended decline that continued through September. Selling accelerated as the year progressed, peaking in the fiscal fourth quarter with the Russell 2000 Growth Index down 21.5%.

This period was marked by broad declines across style and size. The large cap S&P 500 Index and Dow 30 Index were both down 17.3%. Small cap value stocks, previously an area of strength, were off 21.3% as measured by the Russell 2000 Value Index. Midcap stocks, represented by the Russell Midcap Index, were down 17.6%. The MSCI EAFE, an index of international stocks, was down 19.7%.

While absolute fund results were disappointing, the fund was able to outperform its benchmark in three of the four fiscal quarters and over the total period. Further, in a period of extreme market moves the fund beat the benchmark with reduced volatility. For the year, the fund's annualized standard deviation was 22.7% versus 26.4% for the Russell 2000 Growth. We attribute much of this mitigation to our strong risk controls, which often helped us move out of stocks before large downward price spikes.

Our outperformance for the year was based solidly in stock selection. For the year, selection added 389 basis points (bp), while allocation contributed (5) bp. Selection was strongest in the technology, consumer, capital goods, and services sectors, which combined to add 512 bp. Selection was weaker in the financial, utilities, and REIT sectors, which pulled down returns by 255 bp. On an absolute basis, the technology sector experienced the most difficult environment, down 42% in the index and 31% in the fund. The REIT and financial sectors showed the strongest absolute returns, up 13.6% (5.6% in the fund) and 9.2% (down 8.5% in the fund).

We remain optimistic about a mild domestic economic recovery. Given the relative weakness of the upturn, we expect a bumpy ride. Our main concern at this point is the consumer. Spending by this group has spurred the recovery to date. Any weakness could have a significant impact on the continuity of the turnaround. We believe, however, that following what will likely be the first three consecutive years of negative returns since World War II, equity markets are poised to advance. While we cannot forecast with accuracy the timing of such an advance, we do believe small cap stocks, with their higher overall growth rates and more reasonable valuations, will lead the way.

Sincerely,

/s/ B. Randall Watts                                /s/ Edward R. Walter

B. Randall Watts                                    Edward R. Walter

                     Standish, Ayer & Wood Investment Trust
               Standish Small Cap Growth Fund-Institutional Class

             Comparison of Change in Value of $100,000 Investment in
                   Standish Small Capitalization Growth Fund
                       and the Russell 2000 Growth Index

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                          Standish Small            Russell 2000
                                          Cap Growth Fund           Growth Index
                                               100000                   100000
                                               101900                   102396
                                               106850                   104954
                                                98950                    98616
                                                93000                    91656
                                                93900                    90593
        1997                                   110800                   104209
                                               118850                   107742
                                               125600                   113258
                                               131550                   116656
                                               145651                   125965
                                               135297                   118400
                                               133647                   115577
                                               133301                   115642
                                               134163                   114099
                                               149189                   124173
                                               154791                   129382
                                               158399                   130175
        1998                                   147035                   120718
                                               147250                   121952
                                               137771                   111769
                                               108149                    85973
                                               119675                    94690
                                               124253                    99633
                                               135725                   107365
                                               152421                   117081
                                               172295                   122350
                                               158076                   111155
                                               178758                   115112
                                               187052                   125276
        1999                                   184467                   125474
                                               203802                   132087
                                               200840                   128005
                                               203264                   123218
                                               206010                   125596
                                               222761                   128811
                                               266656                   142426
                                               347013                   167536
                                               352821                   165978
                                               480766                   204601
                                               405788                   183098
                                               342019                   164605
        2000                                   303339                   155012
                                               376923                   168529
                                               343993                   154086
                                               381395                   170295
                                               353518                   162832
                                               319766                   149623
                                               254488                   122456
                                               275306                   129949
                                               280848                   140467
                                               248521                   121212
                                               220746                   110192
                                               248455                   123682
        2001                                   254524                   126547
                                               256173                   129998
                                               242517                   118908
                                               230180                   111482
                                               193169                    93494
                                               203065                   102042
                                               212763                   110559
                                               226420                   117443
                                               218965                   113264
                                               211576                   105934
                                               224243                   115142
                                               221076                   112650
        2002                                   213291                   106063
                                               197260                    97069
                                               172388                    82151
                                               172916                    82112
                                               163480                    76181

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/02)

                                                          Since Inception
1 Year              3 Year              5 Year                12/23/96
------              ------              ------                --------
(15.37)%            (7.42)%             2.34%                  8.79%
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Cap Growth Fund-Service Class

            Comparison of Change in Value of $100,000 Investment in
             Standish Small Capitalization Growth Service Class Fund
                       and the Russell 2000 Growth Index

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                         Standish Small Cap       Russell 2000
                                         Service Class Fund       Growth Index

                                         $ 100,000.00             $ 100,000.00
                                           $88,450.00               $89,684.00
  6/2000                                  $109,877.00              $101,271.00
                                          $100,256.00               $92,592.00
                                          $111,130.00              $102,333.00
                                          $103,034.00               $97,247.00
                                           $90,402.60               $89,358.92
                                           $71,914.54               $73,134.02
 12/2000                                   $77,806.36               $77,609.09
                                           $79,336.73               $83,890.77
                                           $70,191.82               $72,391.02
                                           $62,353.36               $65,809.23
                                           $70,154.51               $73,866.26
                                           $71,834.22               $75,577.00
  6/2001                                   $72,300.79               $77,638.06
                                           $68,437.53               $71,014.68
                                           $64,928.87               $66,579.81
                                           $54,496.21               $55,837.16
                                               57,258                   62,269
                                               59,983                   67,467
 12/2001                                       63,828                   71,667
                                               61,700                   69,117
                                               59,610                   64,644
                                               63,156                   70,263
                                               62,260                   68,742
                                               60,058                   64,723
  6/2002                                       55,523                   59,235
                                               48,524                   50,131
                                               48,673                   50,107
                                               46,005                   46,488

--------------------------------------------------------------------------------
                          Average Annual Total Return
                          (for periods ended 9/30/02)

                        Since Inception
1 Year                      5/8/00
------                      ------
(15.58)%                    (27.48)%
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Small Cap Growth Portfolio
    ("Portfolio"), at value (Note 1A)                            $24,499,450
  Receivable for Fund shares sold                                     15,318
  Prepaid expenses                                                     8,593
                                                                 -----------
    Total assets                                                  24,523,361
LIABILITIES
  Payable for Fund shares redeemed                       $  990
  Accrued accounting, custody and transfer agent fees     4,328
  Accrued trustees' fees and expenses (Note 2)              486
  Accrued expenses and other liabilities                 19,987
                                                         ------
    Total liabilities                                                 25,791
                                                                 -----------
NET ASSETS                                                       $24,497,570
                                                                 ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                $53,884,485
  Accumulated net realized loss                                  (28,148,173)
  Net unrealized depreciation                                     (1,238,742)
                                                                 -----------
TOTAL NET ASSETS                                                 $24,497,570
                                                                 ===========
NET ASSETS ATTRIBUTABLE TO:
    Institutional Class                                          $18,780,020
                                                                 ===========
    Service Class                                                $ 5,717,550
                                                                 ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
    Institutional Class                                              757,778
                                                                 ===========
    Service Class                                                    231,974
                                                                 ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)
    Institutional Class                                          $     24.78
                                                                 ===========
    Service Class                                                $     24.65
                                                                 ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Dividend income allocated from Portfolio (net of
    foreign withholding taxes of $209)                               $   143,475
  Interest income allocated from Portfolio                                26,587
  Expenses allocated from Portfolio                                     (350,404)
                                                                     -----------
    Net investment income allocated from Portfolio                      (180,342)
EXPENSES
  Legal and audit services                               $   26,141
  Accounting and custody fees                                23,350
  Service fees - Service Class (Note 3)                      17,864
  Registration fees                                          17,355
  Transfer agent fees - Institutional Class                  11,943
  Transfer agent fees - Service Class                        10,055
  Trustees' fees and expenses (Note 2)                        2,000
  Insurance expense                                           1,059
  Miscellaneous                                              15,788
                                                         ----------
    Total expenses                                          125,555

Deduct:
  Reimbursement of operating expenses - Institutional
    Class (Note 2)                                          (80,946)
  Reimbursement of operating expenses - Service Class
    (Note 2)                                                (28,163)
                                                         ----------
    Total expense deductions                               (109,109)
                                                         ----------
      Net expenses                                                        16,446
                                                                     -----------
        Net investment loss                                             (196,788)
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                     (7,318,988)
    Financial futures contracts                             113,884
                                                         ----------
      Net realized loss                                               (7,205,104)
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                 4,396,895
    Financial futures contracts                             (56,526)
                                                         ----------
      Change in net unrealized appreciation
        (depreciation)                                                 4,340,369
                                                                     -----------
    Net realized and unrealized loss on investments                   (2,864,735)
                                                                     -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                           $(3,061,523)
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                       $   (196,788)       $   (284,264)
  Net realized loss                                           (7,205,104)        (19,972,110)
  Change in net unrealized appreciation (depreciation)         4,340,369         (16,276,423)
                                                            ------------        ------------
  Net decrease in net assets from investment operations       (3,061,523)        (36,532,797)
                                                            ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net realized gains on investments
    Institutional Class                                               --          (6,715,757)
    Service Class                                                     --          (1,145,041)
                                                            ------------        ------------
  Total distributions to shareholders                                 --          (7,860,798)
                                                            ------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 5)
  Net proceeds from sale of shares
    Institutional Class                                       12,507,022          18,034,679
    Service Class                                              2,007,945          12,715,107
  Value of shares issued to shareholders in payment of
    distributions declared
    Institutional Class                                               --           6,143,869
    Service Class                                                     --           1,145,041
  Cost of shares redeemed
    Institutional Class                                      (23,164,376)        (37,701,587)
    Service Class                                             (1,312,441)         (9,293,653)
                                                            ------------        ------------
  Net decrease in net assets from Fund share
    transactions                                              (9,961,850)         (8,956,544)
                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS                                 (13,023,373)        (53,350,139)
NET ASSETS
  At beginning of year                                        37,520,943          90,871,082
                                                            ------------        ------------
  At end of year                                            $ 24,497,570        $ 37,520,943
                                                            ============        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                   FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED SEPTEMBER 30,
                                            ------------------------------------------------------------------------------
                                               2002             2001             2000             1999             1998
                                            ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF YEAR           $ 29.28          $ 60.87          $ 38.28          $ 22.22          $ 29.12
                                             -------          -------          -------          -------          -------
FROM INVESTMENT OPERATIONS:
  Net investment loss*                         (0.16)(1)        (0.19)(1)        (0.43)(1)        (0.24)(1)        (0.07)(1)
  Net realized and unrealized gain
    (loss) on investments                      (4.34)(3)       (25.66)           26.82            16.30            (5.01)
                                             -------          -------          -------          -------          -------
Total from investment operations               (4.50)          (25.85)           26.39            16.06            (5.08)
                                             -------          -------          -------          -------          -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                      --               --               --               --            (0.04)
  From net realized gain on investments           --            (5.74)           (3.80)              --            (1.78)
                                             -------          -------          -------          -------          -------
Total distributions to shareholders               --            (5.74)           (3.80)              --            (1.82)
                                             -------          -------          -------          -------          -------
NET ASSET VALUE, END OF YEAR                 $ 24.78          $ 29.28          $ 60.87          $ 38.28          $ 22.22
                                             =======          =======          =======          =======          =======
TOTAL RETURN+                                 (15.37)%         (45.36)%          71.60%           72.14%          (17.84)%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                                 1.00%            1.00%            0.98%            1.00%            0.58%
  Net Investment Loss (to average daily
    net assets)*                               (0.52)%          (0.48)%          (0.70)%          (0.73)%          (0.25)%
  Net Assets, End of Year (000's
    omitted)                                 $18,780          $31,365          $82,840          $44,031          $11,944

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment loss per share                   $ (0.25)(1)      $ (0.28)(1)          N/A          $ (0.30)(1)      $ (0.42)(1)
Ratios (to average daily net assets):
  Expenses(2)                                      1.29%            1.20%             N/A             1.18%            1.94%
  Net investment loss                             (0.81)%          (0.68)%            N/A            (0.91)%          (1.61)%

(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish Small Cap Growth Portfolio's allocated expenses.
(3)  Amount includes securities litigation proceeds received by the Fund for
     $0.01.
+    Total return would have been lower in the absence of the expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                      FINANCIAL HIGHLIGHTS - SERVICE CLASS
--------------------------------------------------------------------------------

                                                                                                      FOR THE PERIOD
                                                           YEAR ENDED SEPTEMBER 30,                    MAY 8, 2000
                                                      ----------------------------------       (COMMENCEMENT OF OPERATIONS)
                                                         2002                    2001             TO SEPTEMBER 30, 2000
                                                      ----------              ----------       ----------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $ 29.19                 $ 60.83                    $59.04
                                                       -------                 -------                    ------
FROM INVESTMENT OPERATIONS:
  Net investment income*                                 (0.23)(1)               (0.29)(1)                 (0.21)(1)
  Net realized and unrealized gain on investments        (4.31)(3)              (25.63)                     2.00
                                                       -------                 -------                    ------
Total from investment operations                         (4.54)                 (25.92)                     1.79
                                                       -------                 -------                    ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments                     --                   (5.72)                       --
                                                       -------                 -------                    ------
Total distributions to shareholders                         --                   (5.72)                       --
                                                       -------                 -------                    ------
NET ASSET VALUE, END OF YEAR                           $ 24.65                 $ 29.19                    $60.83
                                                       =======                 =======                    ======
TOTAL RETURN+++                                         (15.55)%                (45.49)%                    3.03%++
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*(2)              1.25%                   1.25%                     1.23%+
  Net Investment Loss (to average daily net
    assets)*                                             (0.74)%                 (0.75)%                   (0.84)%+
  Net Assets, End of Year (000's omitted)              $ 5,718                 $ 6,156                    $8,031

-----------------

* For the periods indicated, the investment adviser voluntarily agreed to reimburse the class for a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment loss per share                         $    (0.35)(1)          $    (0.41)(1)     $(0.24)(1)
Ratios (to average daily net assets):
  Expenses(2)                                               1.66%                   1.55%          1.36%+
  Net investment loss                                      (1.15)%                 (1.05)%        (0.97)%+

(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish Small Cap Growth Portfolio's allocated expenses.
(3)  Amount includes securities litigation proceeds received by the Fund for
     $0.01.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Cap Growth Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund invests all of its investable assets in an interest in Standish Small Cap Growth Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The Portfolio Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small cap U.S. companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The Fund currently offers two classes of shares: Institutional Class and Service Class. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except for transfer agent fees and an account service fee of 0.25% of the average daily net assets of the Service
      Class of shares. Each class votes separately as a class only with respect to its own distribution plan (Service Class only) or other matters that relate only to that class. Shares of each class would receive their pro-rata share of the net assets of the Fund (after satisfaction of any class-specific expenses) if the Fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

      Shares of the Service Class may be purchased by entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own Service Class shares ("Omnibus Accounts"). Omnibus Accounts include pension and retirement plans (such as 401(k) plans, 457 plans and 403(b) plans), and programs through which personal and or account maintenance services are provided to groups of individuals whether or not such individuals invest on a tax-deferred basis. Individual investors may only purchase Service Class shares through their Omnibus Account Administrators.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     C. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses and losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. The calculation of net investment income per share in the financial highlights table excludes these reclassifications.

     D. ALLOCATION OF OPERATING ACTIVITY

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Transfer agent fees, which are directly attributable to a class of shares, are charged to that class' operations. Service fees, which are directly attributable to the Service Class shares, are charged to the Service Class operations.

(2)  INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the Institutional Class operating expenses (excluding brokerage commission, taxes and extraordinary expense) to 1.00% of the Institutional Class' average daily net assets and the Service
      Class operating expenses (excluding brokerage commissions, taxes and extraordinary expenses), so that the Service Class, annual operating expenses do not exceed the total operating expenses of the Institutional Class (net of any expense limitation) for the comparable period plus 0.25% (the maximum Service Fee). Pursuant to this agreement, for the year ended September 30, 2002, Standish Mellon reimbursed the Institutional
      Class $80,946 and the Service Class $28,163 for class-specific and Fund operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  SERVICE FEE:

      Pursuant to a service plan, the Service Class pays a service fee at an aggregate annual rate of up to 0.25% of the class' average daily net assets. The service fee is payable for the benefit of participants in the omnibus accounts that are shareholders in the Service Class and is intended to be compensation to Account Administrators for providing personal services and/or account maintenance services to participants in omnibus accounts that are the beneficial owners of Service Class shares.

(4)  INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2002 aggregated $14,521,207 and $24,566,548, respectively.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                       YEAR ENDED             YEAR ENDED
                                                                   SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
                                                                  ---------------------  ---------------------
         Institutional Class:
         Shares sold                                                      411,431                428,943
         Shares issued to shareholders in payment of
           distributions declared                                              --                145,624
         Shares redeemed                                                 (724,943)              (864,229)
                                                                        ---------              ---------
         Net decrease                                                    (313,512)              (289,662)
                                                                        =========              =========

                                                                       YEAR ENDED             YEAR ENDED
                                                                   SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
                                                                  ---------------------  ---------------------
         Service Class:
         Shares sold                                                       63,877                315,189
         Shares issued to shareholders in payment of
           distributions declared                                              --                 27,166
         Shares redeemed                                                  (42,805)              (263,492)
                                                                        ---------              ---------
         Net increase                                                      21,072                 78,863
                                                                        =========              =========

      At September 30, 2002, two shareholders held of record approximately 16% and 12% of the total outstanding shares of the Institutional Class and one shareholder held of record approximately 100% of the total outstanding shares of the Service class. Investment activity of these shareholders could have a material impact on the Fund.

(6)  FEDERAL TAXES

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At September 30, 2002, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers are $4,445,465 and $18,729,715, which expire on September 30, 2009 and 2010, respectively. The Fund elected to defer to its fiscal year ending September 30, 2003 $4,952,536 of losses recognized during the period November 1, 2001 to September 30, 2002.

      As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                          AMOUNT
                                                                       ------------
         Accumulated gain (loss)                                       $(23,175,180)

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Cap Growth Fund:

   In our opinion the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Cap Growth Fund (the "Fund"), at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation with the custodian, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 11, 2002

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------
EQUITIES -- 93.1%
BASIC INDUSTRY -- 1.4%
Freeport-McMoRan Copper & Gold, Inc., Class B*              24,900  $    335,154
                                                                    ------------
CAPITAL GOODS -- 9.9%
Brady Corp., Class A                                         7,300       235,060
Graco, Inc.                                                  9,300       230,640
Heartland Express, Inc.*                                     9,700       181,778
Herley Industries, Inc.*                                     8,750       162,487
Jacobs Engineering Group, Inc.*                              5,100       157,488
Knight Transportation, Inc.*                                10,400       161,200
Republic Services, Inc.*                                    13,650       256,620
Ultimate Electronics, Inc.*                                 11,300       144,075
Veridian Corp.*                                              4,500       112,410
Wabtec Corp.                                                13,650       192,192
Waste Connections, Inc.*                                     9,700       337,463
Yellow Corp.*                                                8,500       250,818
                                                                    ------------
                                                                       2,422,231
                                                                    ------------
CONSUMER STABLE -- 5.6%
Boston Beer Co., Inc., Class A*                              9,050       125,795
Dial Corp.                                                  19,100       409,886
International Speedway Corp., Class A                        5,000       198,650
Performance Food Group Co.*                                  2,100        71,316
United Natural Foods, Inc.*                                 16,300       375,389
Wild Oats Markets, Inc.*                                    20,750       188,410
                                                                    ------------
                                                                       1,369,446
                                                                    ------------
EARLY CYCLICAL -- 1.4%
ExpressJet Holdings, Inc.*                                  22,650       208,380
Monaco Coach Corp.*                                          6,500       130,195
                                                                    ------------
                                                                         338,575
                                                                    ------------
ENERGY -- 5.5%
Arch Coal, Inc.                                              8,000       132,400
Cooper Cameron Corp.*                                        2,800       116,928
Evergreen Resources, Inc.*                                   7,350       301,203
Headwaters, Inc.*                                            8,900       122,998
Patterson-UTI Energy, Inc.*                                  5,150       131,376
Quicksilver Resources, Inc.*                                 7,100       127,800
W-H Energy Services, Inc.*                                   8,800       152,240
Western Gas Resources, Inc.                                  4,000       125,000
XTO Energy, Inc.                                             6,800       140,148
                                                                    ------------
                                                                       1,350,093
                                                                    ------------
FINANCIAL -- 11.7%
Affiliated Managers Group, Inc.*                             5,400       240,894
BOK Financial Corp.*                                         6,250       203,125
Boston Private Financial Holdings, Inc.                      6,800       144,840

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
City National Corp.                                          8,000  $    374,160
Community First Bankshares, Inc.                             4,550       126,854
Cullen/Frost Bankers, Inc.                                   5,450       186,117
CVB Financial Corp.                                         13,100       287,414
First Community Bancorp                                      8,000       231,520
First Midwest Bancorp, Inc.                                  6,300       169,218
Fulton Financial Corp.                                      14,200       266,960
Indymac Bancorp, Inc.*                                      12,500       240,875
New York Community Bancorp, Inc.                             8,800       247,896
W Holding Co., Inc.                                          9,600       156,480
                                                                    ------------
                                                                       2,876,353
                                                                    ------------
GROWTH CYCLICAL -- 9.4%
Abercrombie & Fitch Co.*                                     5,750       113,102
Applebee's International, Inc.                               5,500       120,560
Cato Corp., Class A                                         10,050       190,749
CEC Entertainment, Inc.*                                     5,000       170,550
Fairmont Hotels & Resorts, Inc.                             10,100       240,380
J. Jill Group, Inc.*                                         5,075        88,406
Lin TV Corp., Class A*                                       8,000       198,000
Linens 'N Things, Inc.*                                     11,350       208,499
Nordstrom, Inc.                                              5,900       105,846
Panera Bread Co., Class A*                                   5,150       139,050
Pep Boys - Manny, Moe & Jack                                17,350       212,537
Quiksilver, Inc.*                                            8,750       197,662
School Specialty, Inc.*                                     12,550       313,875
                                                                    ------------
                                                                       2,299,216
                                                                    ------------
HEALTH CARE -- 19.7%
Accredo Health, Inc.*                                        6,800       324,224
AmerisourceBergen Corp.                                      1,800       128,556
AmSurg Corp.*                                                5,450       164,427
Amylin Pharmaceuticals, Inc.*                               12,850       213,567
Apria Healthcare Group, Inc.*                                8,100       190,836
Cambrex Corp.                                                9,150       336,720
Celgene Corp.*                                               6,800       114,512
Charles River Laboratories International, Inc.*              5,700       223,725
Conceptus, Inc.*                                            12,000       183,600
CTI Molecular Imaging, Inc.*                                15,900       402,270
Exact Sciences Corp.*                                       10,850       145,065
Henry Schein, Inc.*                                          6,850       361,338
InterMune, Inc.*                                             3,400       111,588
Neurocrine Biosciences, Inc.*                                5,750       235,750
NPS Pharmaceuticals, Inc.*                                   7,900       162,487
Orthofix International NV*                                   6,250       165,375
Priority Healthcare Corp., Class B*                          7,550       190,260
Protein Design Labs, Inc.*                                  10,700        88,810
Respironics, Inc.*                                           5,700       182,457
Scios, Inc.*                                                 7,950       202,328
Therasense, Inc.*                                            8,100       113,076

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Trimeris, Inc.*                                              3,200  $    142,144
Wilson Greatbatch Technologies, Inc.*                       11,400       316,920
Zoll Medical Corp.*                                          4,050       123,120
                                                                    ------------
                                                                       4,823,155
                                                                    ------------
REAL ESTATE -- 4.1%
Alexandria Real Estate Equities, Inc., REIT                  3,450       146,556
CBL & Associates Properties, Inc., REIT                      3,750       145,313
Crescent Real Estate Equities Co., REIT                      7,550       118,535
Gables Residential Trust, REIT                              11,350       303,159
Rouse Co. (The), REIT                                        3,600       115,020
SL Green Realty Corp., REIT                                  6,250       192,125
                                                                    ------------
                                                                       1,020,708
                                                                    ------------
SERVICES -- 10.3%
Alliance Data Systems Corp.*                                15,200       230,280
Central Parking Corp.                                       19,250       387,695
Corporate Executive Board Co.*                               2,700        77,085
Cumulus Media, Inc.*                                         8,000       141,200
FTI Consulting, Inc.*                                        3,250       129,220
Iron Mountain, Inc.*                                         7,650       191,174
Salem Communications Corp., Class A*                        16,500       369,930
Scholastic Corp.*                                            9,600       428,928
Sinclair Broadcast Group, Inc., Class A*                    20,450       280,165
SOURCECORP, Inc.*                                           13,900       283,699
                                                                    ------------
                                                                       2,519,376
                                                                    ------------
TECHNOLOGY -- 11.8%
Anteon International Corp.*                                 15,350       417,213
Ascential Software Corp.*                                   66,900       124,300
Bea Systems, Inc.*                                          47,600       246,568
Benchmark Electronics, Inc.*                                 5,750       121,038
Black Box Corp.*                                             3,400       112,880
Borland Software Corp.*                                     19,350       150,737
Foundry Networks, Inc.*                                     23,200       127,136
Integrated Circuit Systems, Inc.*                           11,700       183,690
Intersil Corp., Class A*                                    11,150       144,504
Kronos, Inc.*                                                6,150       151,475
ManTech International Corp., Class A*                       17,300       405,875
Marvell Technology Group Ltd.*                               8,400       133,140
NetIQ Corp.*                                                10,300       149,350
PEC Solutions, Inc.*                                         2,000        44,520
Tech Data Corp.*                                             7,550       199,320
THQ, Inc.*                                                   8,400       174,720
                                                                    ------------
                                                                       2,886,466
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------
UTILITIES -- 2.3%
Energy East Corp.                                           22,250  $    440,773
UGI Corp.                                                    3,500       127,225
                                                                    ------------
                                                                         567,998
                                                                    ------------
TOTAL EQUITIES (COST $23,998,610)                                     22,808,771
                                                                    ------------

                                                                       PAR
                                                                     VALUE/
                                                RATE     MATURITY    SHARES
                                               -------  ----------  ---------
SHORT-TERM INVESTMENTS -- 20.8%
CASH EQUIVALENTS -- 15.4%
Bank of Montreal Eurodollar Time Deposit(a)      1.760% 10/03/2002  $ 463,071       463,071
Goldman Sachs Financial Square Funds - Prime
  Obligations Fund(a)                                                 431,878       431,878
Merrill Lynch Triparty Repurchase
  Agreement(a)                                   2.040% 10/01/2002    865,541       865,541
Royal Bank of Canada Eurodollar Time
  Deposit(a)                                     1.750% 10/02/2002  1,009,797     1,009,797
Royal Bank of Scotland Eurodollar Time
  Deposit(a)                                     1.760% 10/17/2002  1,009,797     1,009,797
                                                                               ------------
                                                                                  3,780,084
                                                                               ------------
U.S. GOVERNMENT AGENCY -- 0.4%
Federal Farm Credit=/=                           1.726% 12/09/2002     50,000        49,835
FHLMC Discount Note=/=+                          1.726% 12/12/2002     50,000        49,830
                                                                               ------------
                                                                                     99,665
                                                                               ------------
REPURCHASE AGREEMENTS -- 5.0%
Tri-party repurchase agreement dated 09/30/02 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 10/01/02,
with a maturity value of $1,212,848 and an effective yield of
0.90%, collateralized by a U.S. Government Obligation with a rate of 1.875%, a maturity date of 09/30/04 and a market value of
$1,244,714.                                                                       1,212,818
                                                                               ------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,092,569)                                    5,092,567
                                                                               ------------

TOTAL INVESTMENTS -- 113.9% (COST
 $29,091,179)                             $  27,901,338
OTHER ASSETS, LESS LIABILITIES --
(13.9%)                                      (3,401,740)
                                          -------------
NET ASSETS -- 100.0%                      $  24,499,598
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

FHLMC - Federal Home Loan Mortgage Corporation
REIT - Real Estate Investment Trust

*    Non-income producing security.
(a) Represents investments of security lending collateral (Note 6). =/= Rate noted is yield to maturity.
+    Denotes all or part of security pledged as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (including securities
    on loan of $3,603,706 (Note 6))
    (identified cost, $29,091,179)                                  $27,901,338
  Cash                                                                  281,949
  Receivable for investments sold                                       620,720
  Interest and dividends receivable                                      26,276
  Receivable for variation margin on open financial
    futures contracts (Note 5)                                            2,900
  Prepaid expenses                                                        7,948
                                                                    -----------
    Total assets                                                     28,841,131
LIABILITIES
  Payable for investments purchased                      $ 525,207
  Payable upon return of securities loaned (Note 6)      3,780,084
  Accrued accounting and custody fees                        7,841
  Accrued trustees' fees and expenses (Note 2)                 563
  Accrued expenses and other liabilities                    27,838
                                                         ---------
    Total liabilities                                                 4,341,533
                                                                    -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                        $24,499,598
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of
    $209)                                                           $   143,475
  Interest income (including securities lending income
    of $845 (Note 6))                                                    26,587
                                                                    -----------
    Total income                                                        170,062
EXPENSES
  Investment advisory fee (Note 2)                       $ 280,323
  Accounting and custody fees                               90,042
  Legal and audit services                                  25,556
  Insurance expense                                          9,249
  Trustees' fees and expenses (Note 2)                       4,039
  Amortization of organizational expenses (Note 1E)          1,089
  Miscellaneous                                              1,749
                                                         ---------
      Total expenses                                       412,047

Deduct:
  Waiver of investment advisory fee (Note 2)               (61,643)
                                                         ---------
      Net expenses                                                      350,404
                                                                    -----------
        Net investment loss                                            (180,342)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (7,319,029)
    Financial futures contracts                            113,884
                                                         ---------
      Net realized loss                                              (7,205,145)
  Change in unrealized appreciation (depreciation)
    Investment securities                                4,396,910
    Financial futures contracts                            (56,525)
                                                         ---------
      Change in net unrealized appreciation
        (depreciation)                                                4,340,385
                                                                    -----------
    Net realized and unrealized loss                                 (2,864,760)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                          $(3,045,102)
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                       $   (180,342)       $   (266,932)
  Net realized loss                                           (7,205,145)        (19,972,195)
  Change in net unrealized appreciation (depreciation)         4,340,385         (16,276,481)
                                                            ------------        ------------
  Net decrease in net assets from investment operations       (3,045,102)        (36,515,608)
                                                            ------------        ------------
CAPITAL TRANSACTIONS
  Contributions                                               14,521,207          30,863,973
  Withdrawals                                                (24,566,548)        (47,872,117)
                                                            ------------        ------------
  Net decrease in net assets from capital transactions       (10,045,341)        (17,008,144)
                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS                                 (13,090,443)        (53,523,752)
NET ASSETS
  At beginning of year                                        37,590,041          91,113,793
                                                            ------------        ------------
  At end of year                                            $ 24,499,598        $ 37,590,041
                                                            ============        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   YEAR ENDED SEPTEMBER 30,
                                          -------------------------------------------
                                           2002     2001     2000     1999     1998
                                          -------  -------  -------  -------  -------
TOTAL RETURN+                              (15.37)%  (45.36)%   71.67%   72.19%  (17.84)%
RATIOS:
  Expenses (to average daily net
    assets)*                                 1.00%    1.00%    0.91%    0.95%    0.58%
  Net Investment Loss (to average daily
    net assets)*                            (0.51)%   (0.49)%   (0.63)%   (0.67)%   (0.25)%
  Portfolio Turnover                          239%     191%     305%     242%     147%
  Net Assets, End of Year (000's
    omitted)                              $24,500  $37,590  $91,114  $43,932  $11,923

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                  1.18%   1.08%    N/A     N/A    1.39%
  Net investment loss                      (0.69)%  (0.57)%    N/A    N/A  (1.06)%

+ Total return for the Portfolio has been calculated based on the total return for the Fund adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Cap Growth Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies.

      At September 30, 2002, there was one Fund, Standish Small Cap Growth Fund (the "Fund") invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at September 30, 2002 was approximately 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortizaion of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration were amortized, on a straight-line basis, over the five year period since the Portfolio's inception on December 23, 1996.

(2)  INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Compancy LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory and administrative services is paid monthly at the annual rate of 0.80% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit total Portfolio operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the Portfolio's average daily net assets for the year ended September 30, 2002. Pursuant to this agreement, for the year ended September 30, 2002, Standish Mellon voluntarily did not impose $61,643 of its investment advisory fee. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2002 were $78,270,395 and $87,108,389, respectively. For the year ended September 30, 2002, the Portfolio did not purchase or sell any long-term U.S. Government securities.

(4)  FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2002, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                                $29,160,466
                                                                       ==========
         Gross unrealized appreciation                                  1,186,685
         Gross unrealized depreciation                                 (2,445,813)
                                                                       ----------
         Net unrealized depreciation                                   $(1,259,128)
                                                                       ==========

(5)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Portfolio trades the following financial instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Portfolio did not enter into option transactions during the year ended September 30, 2002.

     FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2002, the Portfolio held the following financial futures contracts:

                                                                                   UNDERLYING FACE
         CONTRACT                                       POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
         ----------------------------------------------------------------------------------------------------------
         Russell 2000 Index (4 contracts)                  Long     12/19/2002        $725,200         $(48,830)

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(6)  SECURITY LENDING:

      The Portfolio may lend its securities, through its agent Investors Bank & Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      At September 30, 2002, the Portfolio loaned securities having a market value of $3,603,706. The Portfolio received cash collateral of $3,780,084, which is invested, together with collateral of other Standish funds, in five issuers of high-grade short-term investments.

(7)  LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Standish, Ayer & Wood Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended
      September 30, 2002, expense related to the commitment fee was $1,671 for the Portfolio.

      During the year ended September 30, 2002, the Portfolio had no borrowings under the credit facility.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Small Cap Growth Portfolio:

   In our opinion the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Small Cap Growth Portfolio (the "Portfolio"), at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 11, 2002

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              26          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               26               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         26               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               26               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                                  NUMBER OF
                                                                              PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                       TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND              POSITION(S)          AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH            HELD WITH TRUST         TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood             Trustee and President  President since       Director and Vice            26               None
c/o Standish Mellon Asset                          4/26/1989             Chairman, President
Management,                                                              and Chief Investment
One Financial Center                                                     Officer, Standish
Boston, MA 02111                                                         Mellon Asset
5/20/54                                                                  Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 26               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Financial Center                                                  Standish Mellon
Boston, MA 02111                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               26               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Financial Center                                                  Mellon Institutional
Boston, MA 02111                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           26               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish Mellon
Boston, MA 02111                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               26               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Financial Center                                                  Professional,
Boston, MA 02111                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           26               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Financial Center,                                                 Representative,
Boston MA 02111                                                       Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         26               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          26               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Financial Center,                                                 Mellon Financial
Boston MA 02111                                                       Corp.
8/17/60

[LOGO] STANDISHFUNDS(R)
One Financial Center
Boston, MA 02111-2662
www.standishmellon.com
1.800.221.4795                                                            02-131

                                                         [LOGO] STANDISHFUNDS(R)

Financial Report                                   Standish Small Cap Value Fund
--------------------------------------------------------------------------------
Year Ended
September 30, 2002

                     Standish, Ayer & Wood Investment Trust

November 2002

Dear Standish Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2002.

Reviewing the prior 12 months in the equity markets, two distinct phases are apparent. In the months following the tragic events of September 11, 2001, stocks advanced, based on optimism about the economic recovery. In March, a number of fears prompted a broad sell-off: lingering concerns over corporate scandals, tensions in the Middle East, the risk of further terrorism, high stock valuations and the quality of earnings. The first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years. A summer rally in July and August brought some relief, but as Labor Day approached the market resumed its downward course. International markets were also off broadly, with the economic outlook becoming less optimistic as the fiscal year progressed. In Europe, there were signs of deterioration in business and consumer confidence, as well as a decline in industrial production. Japan continues to weave in and out of recession and shows little sign of regaining strength due to its policy paralysis.

The third quarter saw a continuation of the year's dramatic decline, with the S&P 500 falling 17.3%, bringing the Index's year-to-date loss to 28.2% through September 30. In the absence of any decisively positive economic news in the third quarter, negative psychology continued to hold sway. No sector or style was immune. For example, small cap stocks, which had been holding up better than large caps, fell 21.4%, as measured by the Russell 2000 Index, with growth and value faring equally poorly. As of this writing in late October, however, market sentiment showed glimmers of a turnaround, with the S&P 500 staging several strong rallies to advance substantially over the last two weeks.

Economic releases during the quarter painted a mixed picture. Consumer purchases of homes, autos, and apparel were strong, while the business sector remains hesitant to invest, despite historically low interest rates. The ambiguity of the outlook was reflected in the Federal Reserve's September decision to leave the Fed Funds rate unchanged at 1.75%.

In the bond market, the last 12 months have been dominated by a flight to quality - a trend that continued in the third quarter, as investors drove Treasury bond yields to 40-year lows, with the 10-year note hitting 3.6%. The market, in our view, has swung from excess optimism earlier in the year to overwrought pessimism. As with stocks, the tide has turned a bit since the close of the quarter. As of late October, the yield on the 10-year Treasury note has backed up by more than 50 basis points to 4.1%.

During the quarter, lower quality corporate bonds performed poorly relative to high quality assets. Lehman's Credit Index, a broad proxy for the investment grade corporate sector posted a 7.2% return, underperforming Treasuries by 4.5%. The disparity was even more evident in the high yield sector, where all of the Lehman quality groups posted negative returns.

Our outlook remains substantially the same as it has in been in previous quarters. There remain worries about highly leveraged balance sheets at the consumer and corporate levels, along with global political risks. Recent gains in the stock market and the back-up in Treasury rates so far haven't been accompanied by a tightening of spreads on corporate debt - a development that would bode well for the sustainability of a bullish trend. The resurgence of attacks in Kuwait, Indonesia and the Philippines serve as a reminder that terrorism will be an omnipresent, if unquantifiable, risk for some time.

At the same time, the markets have already appeared to discounted much of this risk, with valuations looking a lot more reasonable. We are hopeful that pressure from both investors and regulators is bringing welcome conservatism to auditing professional and financial disclosure. Just as importantly, as we approach three years after the bubble's peak, investors' expectations for returns over the next several years have begun to be appropriately scaled back.

We continue to believe that the positive factors are driving a steady, if muted, economic recovery for the balance of the year and into 2003. In this environment, we reaffirm our commitment to well-managed companies and the pursuit of value. For more than seven decades, this has been our way to seek to profit from the growth and renewal that are enduring strengths of the American economy.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                     Standish, Ayer & Wood Investment Trust
                         Standish Small Cap Value Fund

                       Management Discussion and Analysis

For the 12 months ending September 30, 2002 the Standish Small Cap Value Fund had a total return of 5.4%. This performance compares favorably to the benchmark Russell 2000 Value's -1.5% return, and is well ahead of other market measures: the Russell 2000 Growth turned in a - 18.2% return, and the S&P 500 was down 20.5%. The 5.4% return for the 12 months is the combination of two very distinct periods. The Fund was up more than 30% in the first six months, but was then down over 25% in the last six months of the fiscal year. This strength-followed-by-weakness pattern was true of the market in general.

Stock market returns declined dramatically from May through October of 2002 as investors worried about the economy, corporate scandals and the veracity of earnings reports. The cycle of higher prices leading to improved psychology leading to higher prices during the latter part of the 1990's has now been completely reversed. As this "bubble" burst in early 2000, negative psychology was focused on growth stocks. In the last six months, negative sentiment has swept over all segments of the market driving value stocks down along with the rest.

The recovery of the U.S. economy has been modest and uneven. Consumers have maintained their spending habits, but they needed zero percent auto financing and a record mortgage refinancing surge to do so. Businesses on the other hand have been slow to spend - both on new employees and on new equipment. The federal budget has moved from surplus to deficit, but offsetting this economic stimulus has been state budgets being forced to scale back as tax revenues decline. Several forces continue to hamper the economy's ability to accelerate its growth rate: risks of further terrorism and the war on terrorism, the war premium priced into oil, generally high levels of indebtedness at the consumer and corporate levels, and the negative wealth effect from the stock market's 50% decline (wiping out nearly $8 trillion of wealth).

Regardless of the direction of the economy or the markets, the disciplined investment approach used to manage the Fund does not vary. We identify companies that have both low valuations and strong business positions. Low valuations are often tied to a company's participation in an out-of-favor industry, controversy surrounding the poor performance of a competitor or customer, internal controversy or cyclical economic conditions. Statistical cheapness alone, however, is not enough to warrant purchase of a stock. We need to identify a catalyst--a set of events that we think will lead other investors to see the same valuation opportunity that we do. We believe these potential catalysts have a greater likelihood of working with quality companies. As a result, we focus on companies with attractive niches, valuable assets, under-leveraged or deleveraging balance sheets, free cash flow with reinvestment opportunities and management strategies looking to enhance shareholder value.

This combination of cheapness and quality results in a portfolio with below average valuation and superior growth and profitability characteristics. We believe that over time the Fund will generate benchmark-beating returns as other investors recognize the quality of companies in our portfolio and move the valuations of these securities toward the levels we think they deserve.

We expect the securities markets to remain volatile with stocks likely to outperform bonds over a five year investment horizon. We believe that stock market returns will be nothing like the late 90's, but they do not need to be very exciting to beat a 10 year Treasury yielding 4%. While there are risks to the downside for this forecast, we believe that current market valuations go a long way toward discounting these risks. We believe small cap stocks are especially attractive based on favorable growth opportunities arising from nimble, niche-oriented strategies. In addition, investors are increasingly drawn to the simple business models many of these companies possess.

Sincerely,

/s/ Joseph M. Corrado                               /s/ Stephanie K. Brandaleone

Joseph M. Corrado                                   Stephanie K. Brandaleone

                     Standish, Ayer & Wood Investment Trust
                         Standish Small Cap Value Fund

            Comparison of Change in Value of $100,000 Investment in
                    Standish Small Capitalization Value Fund
                        and the Russell 2000 Value Index

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                              Standish Small Cap                 Russell 2000
                                  Value Fund                      Value Index
                                   $ 100,000                     $ 100,000.00
                                   $ 110,045                          106,110
3/2000                             $ 117,918                          106,609
                                   $ 118,643                          107,238
                                   $ 113,484                          105,597
                                   $ 118,912                          108,680
                                   $ 118,731                          112,302
                                   $ 126,072                          117,323
9/2000                             $ 126,979                          116,654
                                   $ 126,072                          116,254
                                   $ 119,637                          113,887
                                   $ 131,836                          126,124
                                   $ 136,164                          129,605
                                   $ 131,083                          129,426
3/2001                             $ 128,448                          127,350
                                   $ 135,600                          133,245
                                   $ 142,469                          136,671
                                   $ 149,445                          142,169
                                   $ 149,445                          138,981
                                   $ 148,218                          138,501
9/2001                             $ 130,942                          123,212
                                   $ 139,250                          126,430
                                   $ 149,540                          135,515
                                   $ 158,997                          143,813
                                   $ 161,025                          145,721
                                   $ 164,790                          146,609
3/2002                             $ 175,988                          157,588
                                   $ 179,946                          163,135
                                   $ 178,691                          157,740
                                   $ 170,003                          154,248
                                   $ 148,957                          131,330
                                   $ 147,027                          130,747
9/2002                             $ 138,050                          121,407

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/02)

                        Since Inception
1 Year                       2/1/00
------                       ------

5.43%                        12.85%
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (including securities
    on loan of $3,443,204 (Note 7)) (identified cost,
    $37,162,523)                                                    $38,369,007
  Cash                                                                1,416,137
  Receivable for investments sold                                     1,383,898
  Receivable for Fund shares sold                                        25,594
  Interest and dividends receivable                                      60,231
  Receivable for variation margin on open financial
    futures contracts (Note 6)                                           10,150
  Prepaid expenses                                                        9,582
                                                                    -----------
    Total assets                                                     41,274,599
LIABILITIES
  Payable for investments purchased                      $1,698,212
  Payable upon return of securities loaned (Note 7)      3,607,862
  Accrued accounting, custody and transfer agent fees        5,827
  Accrued expenses and other liabilities                    28,526
                                                         ---------
    Total liabilities                                                 5,340,427
                                                                    -----------
NET ASSETS                                                          $35,934,172
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $35,428,262
  Accumulated net realized loss                                        (569,032)
  Undistributed net investment income                                    62,863
  Net unrealized appreciation                                         1,012,079
                                                                    -----------
TOTAL NET ASSETS                                                    $35,934,172
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             2,513,155
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $     14.30
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of
    $223)                                                          $448,876
  Interest income (including securities lending income
    of $1,068 (Note 7))                                              23,722
                                                                   --------
    Total investment income                                         472,598
EXPENSES
  Investment advisory fee (Note 2)                       $286,251
  Accounting, custody, and transfer agent fees             83,988
  Legal and audit services                                 32,308
  Registration fees                                        21,269
  Insurance expense                                         6,410
  Trustees' fees and expenses (Note 2)                      3,361
  Miscellaneous                                            10,810
                                                         --------
      Total expenses                                      444,397

Deduct:
  Waiver of investment advisory fee (Note 2)              (86,583)
                                                         --------
      Net expenses                                                  357,814
                                                                   --------
        Net investment income                                       114,784
                                                                   --------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (219,492)
    Financial futures contracts                           288,765
                                                         --------
      Net realized gain                                              69,273
  Change in unrealized appreciation (depreciation)
    Investment securities                                 544,077
    Financial futures contracts                          (244,877)
                                                         --------
      Change in net unrealized appreciation
       (depreciation)                                               299,200
                                                                   --------
    Net realized and unrealized gain                                368,473
                                                                   --------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $483,257
                                                                   ========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              YEAR ENDED             YEAR ENDED
                                                          SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
                                                         ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                       $   114,784            $   147,505
  Net realized gain (loss)                                         69,273                (17,592)
  Change in net unrealized appreciation (depreciation)            299,200                113,480
                                                              -----------            -----------
  Net increase in net assets from investment operations           483,257                243,393
                                                              -----------            -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                      (76,330)              (106,214)
  From net realized gains on investments                         (642,607)              (287,623)
                                                              -----------            -----------
  Total distributions to shareholders                            (718,937)              (393,837)
                                                              -----------            -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                             12,272,677             25,326,842
  Value of shares issued to shareholders in payment of
    distributions declared                                        667,636                313,789
  Cost of shares redeemed                                      (5,302,507)              (721,950)
                                                              -----------            -----------
  Net increase in net assets from Fund share
    transactions                                                7,637,806             24,918,681
                                                              -----------            -----------
TOTAL INCREASE IN NET ASSETS                                    7,402,126             24,768,237
NET ASSETS
  At beginning of year                                         28,532,046              3,763,809
                                                              -----------            -----------
  At end of year (including undistributed net
    investment income of $62,863 and $48,361)                 $35,934,172            $28,532,046
                                                              ===========            ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR ENDED                 FOR THE PERIOD
                                                          SEPTEMBER 30,               FEBRUARY 1, 2000
                                                      ----------------------    (COMMENCEMENT OF OPERATIONS)
                                                        2002         2001          TO SEPTEMBER 30, 2000
                                                      ---------    ---------    ----------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $ 13.86      $ 14.01                $11.05
                                                       -------      -------                ------
FROM INVESTMENT OPERATIONS:
  Net investment income*                                  0.05(1)      0.10(1)               0.04(1)
  Net realized and unrealized gain on investments         0.75         0.31                  2.94
                                                       -------      -------                ------
Total from investment operations                          0.80         0.41                  2.98
                                                       -------      -------                ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             (0.04)       (0.06)                (0.02)
  From net realized gain on investments                  (0.32)       (0.50)                   --
                                                       -------      -------                ------
Total distributions to shareholders                      (0.36)       (0.56)                (0.02)
                                                       -------      -------                ------
NET ASSET VALUE, END OF YEAR                           $ 14.30      $ 13.86                $14.01
                                                       =======      =======                ======
TOTAL RETURN+++                                           5.43%        3.12%                26.98%++
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                 1.00%        1.00%                 1.00%+
  Net Investment Income (to average daily net
    assets)*                                              0.32%        0.68%                 0.50%+
  Portfolio Turnover                                       164%         149%                   71%++
  Net Assets, End of Year (000's omitted)              $35,934      $28,532                $3,764

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the net investment income (loss) per share and ratios would have been:

Net investment income (loss) per share                $    0.01(1) $    0.05(1)  $(0.26)(1)
Ratios (to average daily net assets):
  Expenses                                                 1.24%        1.37%      4.51%+
  Net investment income (loss)                             0.08%        0.31%     (3.01)%+

(1)  Calculated based on average shares outstanding.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
EQUITIES -- 91.1%
BASIC INDUSTRY -- 5.5%
Airgas, Inc.*                                              9,800  $   128,674
Centec Construction Products                              10,600      378,420
Florida Rock Industries, Inc.                             18,200      556,192
Freeport-McMoRan Copper & Gold, Inc., Class B*            23,700      319,002
Louisiana-Pacific Corp.*                                  26,400      170,808
Reliance Steel & Aluminum Co.                             14,300      312,455
Worthington Industries, Inc.                               6,900      129,030
                                                                  -----------
                                                                    1,994,581
                                                                  -----------
CAPITAL GOODS -- 7.0%
Applied Industrial Techonologies, Inc.                    13,800      233,910
Esterline Technologies Corp.*                              7,800      129,792
Genesee & Wyoming, Inc., Class A*                          7,000      155,750
Landstar System, Inc.*                                     8,200      402,005
Standex International Corp.                               13,400      271,752
Sypris Solutions, Inc.*                                   15,100      163,835
Waste Connections, Inc.*                                  18,900      657,531
Werner Enterprises, Inc.                                  17,600      323,488
Yellow Corp.*                                              5,700      168,196
                                                                  -----------
                                                                    2,506,259
                                                                  -----------
CONSUMER STABLE -- 6.2%
American Italian Pasta Co., Class A*                       4,500      160,605
Church & Dwight Co., Inc.                                  7,500      248,625
Constellation Brands, Inc., Class A*                      13,000      300,300
Dial Corp.                                                15,900      341,214
Duane Reade, Inc.*                                        17,500      280,000
Maxwell Shoe Co., Inc., Class A*                          18,000      204,300
Robert Mondavi Corp., Class A*                            12,700      386,842
Sensient Technologies Corp.                                7,400      156,362
Wild Oats Markets, Inc.*                                  15,000      136,200
                                                                  -----------
                                                                    2,214,448
                                                                  -----------
EARLY CYCLICAL -- 3.0%
Beazer Homes USA, Inc.*                                    1,500       91,575
BorgWarner, Inc.                                           5,000      248,200
Fleetwood Enterprises, Inc.                                8,700       58,638
Monaco Coach Corp.*                                        9,500      190,285
Simpson Manufacturing Co., Inc.*                           4,400      138,116
Superior Industries International, Inc.                    7,400      348,392
                                                                  -----------
                                                                    1,075,206
                                                                  -----------
ENERGY -- 7.0%
Cascade Natural Gas Corp.                                 19,500      384,150
Cooper Cameron Corp.*                                      6,000      250,560
Dril-Quip*                                                13,700      230,845
Evergreen Resources, Inc.*                                17,000      696,660

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
ENERGY (CONTINUED)
Hydril Co.*                                                5,700  $   141,816
Newfield Exploration Co.*                                  8,000      268,720
W-H Energy Services, Inc.*                                14,900      257,770
Western Gas Resources, Inc.                                4,000      125,000
XTO Energy, Inc.                                           8,500      175,185
                                                                  -----------
                                                                    2,530,706
                                                                  -----------
FINANCIAL -- 15.2%
Affiliated Managers Group, Inc.*                           7,500      334,575
American Financial Group, Inc.                             9,100      209,482
Bank of Hawaii Corp.                                      17,100      477,090
Brookline Bancorp, Inc.                                   14,000      164,514
City National Corp.                                        8,000      374,160
Cullen/Frost Bankers, Inc.                                10,400      355,160
Federal Agricultural Mortgage Corp., Class C*              4,000      118,040
First Charter Corp.                                       11,200      185,584
First Community Bancorp                                    2,500       72,350
First Financial Holdings, Inc.                             8,000      216,560
First Republic Bank*                                       7,000      152,250
First State Bancorporation                                11,800      290,870
FirstFed Financial Corp.*                                 10,400      267,800
Grant Prideco, Inc.*                                      14,300      122,122
Investment Technology Group, Inc.*                         7,900      231,154
LNR Property Corp.                                        18,000      600,300
Mercantile Bank Corp.*                                     4,700       93,906
Pacific Northwest Bancorp                                  9,200      250,516
Port Financial Corp.                                       7,400      296,074
Prosperity Bancshares, Inc.                               11,600      197,548
Provident Bankshares Corp.                                 6,500      140,270
Seacoast Banking Corp. of Florida                          6,000      115,080
West Coast Bancorp                                        13,500      204,390
                                                                  -----------
                                                                    5,469,795
                                                                  -----------
GROWTH CYCLICAL -- 8.4%
AnnTaylor Stores Corp.*                                    5,800      133,574
BJ's Wholesale Club, Inc.*                                 6,100      115,961
Elizabeth Arden, Inc.*                                    20,000      239,800
Fairmont Hotels & Resorts, Inc.                           26,600      633,080
Finish Line (The), Class A*                               14,900      134,398
Footlocker, Inc.*                                         36,400      363,636
Hibbet Sporting Goods, Inc.*                               9,200      190,900
Linens 'N Things, Inc.*                                    7,000      128,590
Movado Group, Inc.                                        12,400      201,500
Nordstrom, Inc.                                           15,000      269,100
School Specialty, Inc.*                                    6,700      167,567
Steven Madden Ltd.*                                       16,900      243,360
Viad Corp.                                                 8,900      181,827
                                                                  -----------
                                                                    3,003,293
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
HEALTH CARE -- 6.6%
Alliance Imaging, Inc.*                                   10,100  $   120,796
Cambrex Corp.                                              4,200      154,560
Diagnostic Products Corp.                                  4,400      202,400
Henry Schein, Inc.*                                       16,800      886,200
Neurocrine Biosciences, Inc.*                              4,800      196,800
Perrigo Co.*                                              51,800      550,634
STERIS Corp.*                                              9,800      244,118
                                                                  -----------
                                                                    2,355,508
                                                                  -----------
OTHER -- 2.6%
iShares Russell 2000 Growth Index Fund                     8,400      313,740
iShares Russell 2000 Index Fund                            4,300      307,665
iShares Russell 2000 Value Index Fund                      2,900      310,010
                                                                  -----------
                                                                      931,415
                                                                  -----------
REAL ESTATE -- 9.1%
Alexandria Real Estate Equities, Inc., REIT               12,200      518,256
CBL & Associates Properties, Inc., REIT                   10,200      395,250
Glimcher Realty Trust, REIT                               10,000      187,400
Health Care REIT, Inc.                                     7,000      191,450
Healthcare Realty Trust, Inc., REIT                        7,000      217,700
iStar Financial, Inc.                                      9,300      259,656
One Liberty Properties, Inc., REIT                        20,000      297,200
Prentiss Properties Trust, REIT                           11,700      338,598
RAIT Investment Trust REIT                                13,200      271,920
SL Green Realty Corp., REIT                               19,400      596,356
                                                                  -----------
                                                                    3,273,786
                                                                  -----------
SERVICES -- 4.7%
Alliance Data Systems Corp.*                              10,900      165,135
Copart, Inc.*                                              7,700       83,545
CT Communications, Inc.                                   11,500      166,750
Navigant International, Inc.*                             13,800      144,900
Scholastic Corp.*                                          6,200      277,016
SOURCECORP, Inc.*                                          5,000      102,050
Valassis Communications, Inc.*                            16,400      575,148
Watson Wyatt & Co. Holdings*                               8,200      164,000
                                                                  -----------
                                                                    1,678,544
                                                                  -----------
TECHNOLOGY -- 11.7%
ANSYS, Inc.*                                               7,000      120,610
Benchmark Electronics, Inc.*                               5,500      115,775
Black Box Corp.*                                           3,900      129,480
Cymer, Inc.*                                              10,000      186,400
Earthlink, Inc.*                                          19,600      104,664
Fisher Scientific International*                           9,800      297,430
Intersil Corp., Class A*                                  14,700      190,512
Manhattan Associates, Inc.*                                8,000      108,160
McDATA Corp., Class A*                                    43,600      236,748

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Mercury Computer Systems, Inc.*                            5,000  $   118,000
Midway Games, Inc.*                                       30,600      167,688
Ocular Sciences, Inc.*                                    25,100      586,336
Paxar Corp.*                                              23,400      340,236
Pegasus Solutions, Inc.*                                  14,100      148,755
Plantronics, Inc.*                                         4,000       65,200
Polycom, Inc.*                                            15,600      105,924
Somera Communications, Inc.*                              55,000      112,750
Sybase, Inc.*                                             11,500      133,630
Take-Two Interactive Software, Inc.*                      19,000      551,000
Tier Technologies, Inc., Class B*                         12,000      227,040
Tyler Technologies, Inc.*                                 40,000      176,000
                                                                  -----------
                                                                    4,222,338
                                                                  -----------
UTILITIES -- 4.1%
AGL Resources, Inc.                                       17,100      377,739
Southwest Gas Corp.                                       16,000      356,000
UGI Corp.                                                 11,000      399,850
WPS Resources Corp.                                       10,000      354,400
                                                                  -----------
                                                                    1,487,989
                                                                  -----------
TOTAL EQUITIES (COST $31,537,384)                                  32,743,868
                                                                  -----------

                                                                     PAR
                                                                   VALUE/
                                                RATE    MATURITY   SHARES
                                               ------  ----------  -------
SHORT-TERM INVESTMENTS -- 15.7%
CASH EQUIVALENTS -- 10.1%
Bank of Montreal Eurodollar Time Deposit(a)     1.760% 10/03/2002  $441,973      441,973
Goldman Sachs Financial Square Funds - Prime
  Obligations Fund(a)                                              412,201       412,201
Merrill Lynch Triparty Repurchase
  Agreement(a)                                  2.040% 10/01/2002  826,106       826,106
Royal Bank of Canada Eurodollar Time
  Deposit(a)                                    1.750% 10/02/2002  963,791       963,791
Royal Bank of Scotland Eurodollar Time
  Deposit(a)                                    1.760% 10/17/2002  963,791       963,791
                                                                            ------------
                                                                               3,607,862
                                                                            ------------
U.S. GOVERNMENT AGENCY -- 0.6%
FHLMC Discount Note=/=+                         1.726% 12/12/2002  150,000       149,490
FHLMC Discount Note=/=+                         1.775% 12/05/2002   75,000        74,775
                                                                            ------------
                                                                                 224,265
                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                 VALUE
                          SECURITY                             (NOTE 1A)
------------------------------------------------------------  -----------
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.0%
Tri-party repurchase agreement dated 09/30/02 with Salomon
Smith Barney, Inc. and Investors Bank and Trust Company, due
10/01/02, with a maturity value of $1,793,057 and an
effective yield of 0.90%, collateralized by a U.S.
Government Obligation with a rate of 1.875%, a maturity date
of 09/30/04 and a market value of $1,836,957.                 $ 1,793,012
                                                              -----------
TOTAL SHORT-TERM INVESTMENTS (COST $5,625,139)                  5,625,139
                                                              -----------
TOTAL INVESTMENTS -- 106.8% (COST $37,162,523)                $38,369,007
OTHER ASSETS, LESS LIABILITIES -- (6.8%)                       (2,434,835)
                                                              -----------
NET ASSETS -- 100.0%                                          $35,934,172
                                                              ===========

NOTES TO SCHEDULE OF INVESTMENTS:

FHLMC - Federal Home Loan Mortgage Corporation
REIT - Real Estate Investment Trust

*    Non-income producing security.
(a) Represents investments of security lending collateral (Note 7). =/= Rate noted is yield to maturity.
+    Denotes all or part of security pledged as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Standish Small Cap Value Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies. The Fund focuses on companies with total market capitalization equal to or less than the average total market capitalization of the largest companies included in the Russell 2000 Index measured at the end of each of the previous twelve months.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

     D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for realized and unrealized gains or losses on futures contracts, wash sales and post-October loss deferrals.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)  INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the Fund's average daily net assets for the year ended September 30, 2002. Pursuant to this agreement, for the year ended September 30, 2002, Standish Mellon voluntarily did not impose $86,583 of its investment advisory fee. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2002 were $63,458,943 and $55,394,688, respectively. For the year ended September 30, 2002, the Fund did not purchase or sell any long-term U.S. Government securities.

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                       YEAR ENDED             YEAR ENDED
                                                                   SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
                                                                  ---------------------  ---------------------
         Shares sold                                                      733,249              1,817,921
         Shares issued to shareholders in payment of
           distributions declared                                          41,519                 23,141
         Shares redeemed                                                 (320,612)               (50,796)
                                                                        ---------             ----------
         Net increase                                                     454,156              1,790,266
                                                                        =========             ==========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2002 two shareholders held of record approximately 15% and 11% of the total outstanding shares of the Fund, respectively.

      A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish and its affiliates have either sole or joint investment discretion.

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2002, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                                $37,138,115
                                                                       ==========
         Gross unrealized appreciation                                  2,854,465
         Gross unrealized depreciation                                 (1,623,573)
                                                                       ----------
         Net unrealized appreciation                                   $1,230,892
                                                                       ==========

      The tax character of distributions paid during the fiscal year ended September 30, 2002 was as follows:

                                                                        AMOUNT
                                                                       --------
         Distributions paid from:
           Ordinary income                                             $512,024
           Capital gains                                                206,913
           Return of capital                                                 --

      As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

         Undistributed ordinary income                                 $37,787
         Accumulated gain (loss)                                       43,793

(6)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the year ended September 30, 2002.

     FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2002, the Fund held the following financial futures contracts:

                                                                                   UNDERLYING FACE
         CONTRACT                                       POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
         ---------------------------------------------  --------  ---------------  ---------------  ---------------
         Russell 2000 Index (14 contracts)                 Long       12/19/2002     $2,538,200        $(194,405)

(7)  SECURITY LENDING:

      The Fund may lend its securities, through its agent Investors Bank & Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2002 the Fund loaned securities having a market value of $3,443,204. The Fund received cash collateral of $3,607,862 which is invested, together with collateral of other Standish funds, in five isssuers of high-grade short-term investments.

(8)  LINE OF CREDIT:

      The Fund, other funds in the Trust and subtrusts in the Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund began participating in the line of credit as of September 17, 2002. For the year ended September 30, 2002 the expense related to this commitment fee was $0 for the Fund.

      During the year ended September 30, 2002, the Fund had no borrowings under the credit facility.

(9)  SUBSEQUENT EVENT:

      On October 10, 2002, at a special meeting of shareholders, the shareholders of the Fund approved a new investment policy allowing the Fund to convert to a master-feeder structure. As a feeder, the Fund will invest all of its investable assets in its corresponding master portfolio, the Standish Small Cap Value Portfolio (the "Portfolio"), rather than investing directly in securities. The Portfolio will have substantially the same investment objective, policies and restrictions as the Fund. It is contemplated that the Fund will convert to the master-feeder structure at the end of January 2003.

     TAX INFORMATION (UNAUDITED)

      Pursuant to section 852 of the Internal Revenue Code, the Fund designated $206,913 as capital gain dividends for the year ended September 30, 2002.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Cap Value Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Cap Value Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 11, 2002

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              26          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               26               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         26               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               26               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            26               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Financial Center                                                  Officer, Standish
Boston, MA 02111                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 26               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Financial Center                                                  Standish Mellon
Boston, MA 02111                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               26               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Financial Center                                                  Mellon Institutional
Boston, MA 02111                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           26               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish Mellon
Boston, MA 02111                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               26               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Financial Center                                                  Professional,
Boston, MA 02111                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           26               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Financial Center,                                                 Representative,
Boston MA 02111                                                       Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         26               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          26               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Financial Center,                                                 Mellon Financial
Boston MA 02111                                                       Corp.
8/17/60

[LOGO] STANDISHFUNDS(R)
One Financial Center
Boston, MA 02111-2662
www.standishmellon.com
1.800.221.4795                                                            02-133

                                                         [LOGO] STANDISHFUNDS(R)

Financial Report                       Standish Small Capitalization Equity Fund
--------------------------------------------------------------------------------
Year Ended
September 30, 2002

                     Standish, Ayer & Wood Investment Trust

November 2002

Dear Standish Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2002.

Reviewing the prior 12 months in the equity markets, two distinct phases are apparent. In the months following the tragic events of September 11, 2001, stocks advanced, based on optimism about the economic recovery. In March, a number of fears prompted a broad sell-off: lingering concerns over corporate scandals, tensions in the Middle East, the risk of further terrorism, high stock valuations and the quality of earnings. The first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years. A summer rally in July and August brought some relief, but as Labor Day approached the market resumed its downward course. International markets were also off broadly, with the economic outlook becoming less optimistic as the fiscal year progressed. In Europe, there were signs of deterioration in business and consumer confidence, as well as a decline in industrial production. Japan continues to weave in and out of recession and shows little sign of regaining strength due to its policy paralysis.

The third quarter saw a continuation of the year's dramatic decline, with the S&P 500 falling 17.3%, bringing the Index's year-to-date loss to 28.2% through September 30. In the absence of any decisively positive economic news in the third quarter, negative psychology continued to hold sway. No sector or style was immune. For example, small cap stocks, which had been holding up better than large caps, fell 21.4%, as measured by the Russell 2000 Index, with growth and value faring equally poorly. As of this writing in late October, however, market sentiment showed glimmers of a turnaround, with the S&P 500 staging several strong rallies to advance substantially over the last two weeks.

Economic releases during the quarter painted a mixed picture. Consumer purchases of homes, autos, and apparel were strong, while the business sector remains hesitant to invest, despite historically low interest rates. The ambiguity of the outlook was reflected in the Federal Reserve's September decision to leave the Fed Funds rate unchanged at 1.75%.

In the bond market, the last 12 months have been dominated by a flight to quality - a trend that continued in the third quarter, as investors drove Treasury bond yields to 40-year lows, with the 10-year note hitting 3.6%. The market, in our view, has swung from excess optimism earlier in the year to overwrought pessimism. As with stocks, the tide has turned a bit since the close of the quarter. As of late October, the yield on the 10-year Treasury note has backed up by more than 50 basis points to 4.1%.

During the quarter, lower quality corporate bonds performed poorly relative to high quality assets. Lehman's Credit Index, a broad proxy for the investment grade corporate sector posted a 7.2% return, underperforming Treasuries by 4.5%. The disparity was even more evident in the high yield sector, where all of the Lehman quality groups posted negative returns.

Our outlook remains substantially the same as it has in been in previous quarters. There remain worries about highly leveraged balance sheets at the consumer and corporate levels, along with global political risks. Recent gains in the stock market and the back-up in Treasury rates so far haven't been accompanied by a tightening of spreads on corporate debt - a development that would bode well for the sustainability of a bullish trend. The resurgence of attacks in Kuwait, Indonesia and the Philippines serve as a reminder that terrorism will be an omnipresent, if unquantifiable, risk for some time.

At the same time, the markets have already appeared to discounted much of this risk, with valuations looking a lot more reasonable. We are hopeful that pressure from both investors and regulators is bringing welcome conservatism to auditing professional and financial disclosure. Just as importantly, as we approach three years after the bubble's peak, investors' expectations for returns over the next several years have begun to be appropriately scaled back.

We continue to believe that the positive factors are driving a steady, if muted, economic recovery for the balance of the year and into 2003. In this environment, we reaffirm our commitment to well-managed companies and the pursuit of value. For more than seven decades, this has been our way to seek to profit from the growth and renewal that are enduring strengths of the American economy.

We wish to thank you for your business and confidence in Standish Mellon. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                        Standish, Ayer & Wood Investment
                Trust Standish Small Capitalization Equity Fund

                       Management Discussion and Analysis

The Standish Small Cap Equity Fund return for the fiscal year ended September 30, 2002 was (12.88)% versus (18.16)% for the benchmark Russell 2000 Growth Index. The strong relative performance adds to the fund's long-term outperformance of the Russell 2000 Growth Index.

The small cap growth market experienced significant volatility over the last twelve months. In the last calendar quarter of 2001 markets rallied strongly off bottoms set following the terrorist attacks in New York and Washington. The market peaked in early January, then began an extended decline that continued through September. Selling accelerated as the year progressed, peaking in the fiscal fourth quarter with the Russell 2000 Growth Index down 21.5%.

This period was marked by broad declines across style and size. The large cap S&P 500 Index and Dow 30 Index were both down 17.3%. Small cap value stocks, previously an area of strength, were off 21.3% as measured by the Russell 2000 ValueIndex. Midcap stocks, represented by the Russell Midcap Index, were down 17.6%. The MSCI EAFE, an index of international stocks, was down 19.7%.

While absolute fund results were disappointing, the fund was able to outperform its benchmark in three of the four fiscal quarters and over the total period. Further, in a period of extreme market moves the fund beat the benchmark with reduced volatility. For the year, the fund's annualized standard deviation was 22.7% versus 26.4% for the Russell 2000 Growth. We attribute much of this mitigation to our strong risk controls, which often helped us move out of stocks before large downward price spikes.

Our outperformance for the year was based solidly in stock selection. For the year, selection added 315 basis points (bp), while allocation contributed 98 bp. Selection was strongest in the technology, consumer, services, and energy sectors, which combined to add 502 bp. Selection was weaker in the financial, utilities, and REIT sectors, which pulled down returns by 257 bp. On an absolute basis, the technology sector experienced the most difficult environment, down 42% in the index and 33% in the fund. The REIT and financial sectors showed the strongest absolute returns, up 13.6% (6.4% in the fund) and 9.2% (down 8.9% in the fund).

We remain optimistic about a mild domestic economic recovery. Given the relative weakness of the upturn, we expect a bumpy ride. Our main concern at this point is the consumer. Spending by this group has spurred the recovery to date. Any weakness could have a significant impact on the continuity of the turnaround. We believe, however, that following what will likely be the first three consecutive years of negative returns since World War II, equity markets are poised to advance. While we cannot forecast with accuracy the timing of such an advance, we do believe small cap stocks, with their higher overall growth rates and more reasonable valuations, will lead the way.

Sincerely,

/s/ B. Randall Watts                                      /s/ Edward R. Walter

B. Randall Watts                                          Edward R. Walter

                     Standish, Ayer & Wood Investment Trust
                   Standish Small Capitalization Equity Fund

            Comparison of Change in Value of $100,000 Investment in
                   Standish Small Capitalization Equity Fund
                       and the Russell 2000 Growth Index

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        Standish Small Cap          Russell 2000
                            Equity Fund             Growth Index
                              100,000                 100,000
                               98,409                 101,952
                              105,495                 111,444
                              112,134                 117,413
                              113,989                 120,248
                              112,441                 116,285
                              124,003                 124,865
                              121,136                 122,542
                              120,638                 118,086
                              125,625                 121,430
                              126,996                 119,411
                              122,050                 114,760
1989                          127,612                 120,372
                              132,082                 125,509
                              131,737                 125,814
                              136,898                 129,307
                              144,273                 135,753
                              149,614                 142,255
                              147,838                 137,675
                              158,540                 144,127
                              162,174                 148,271
                              163,655                 149,975
                              153,593                 141,768
                              154,890                 143,025
1990                          158,351                 144,647
                              144,914                 129,717
                              148,167                 134,634
                              151,795                 140,805
                              149,246                 136,627
                              159,297                 148,807
                              157,529                 149,690
                              153,642                 142,892
                              131,200                 122,204
                              120,245                 110,628
                              113,545                 104,425
                              126,995                 114,025
1991                          137,914                 119,464
                              149,619                 130,683
                              169,279                 145,697
                              177,082                 155,961
                              178,383                 154,105
                              190,689                 161,547
                              182,160                 150,552
                              196,322                 157,375
                              201,877                 164,322
                              205,080                 166,800
                              221,394                 173,902
                              204,779                 164,830
1992                          227,096                 180,614
                              243,395                 194,801
                              242,827                 196,879
                              234,252                 185,557
                              220,907                 174,783
                              218,010                 174,392
                              205,801                 163,271
                              212,956                 168,396
                              211,593                 161,913
                              220,679                 166,433
                              229,482                 173,277
                              246,404                 189,449
1993                          249,187                 194,647
                              251,877                 197,061
                              241,179                 186,359
                              250,751                 191,159
                              244,182                 185,094
                              256,632                 196,190
                              259,385                 196,657
                              264,327                 198,620
                              281,720                 208,132
                              296,860                 215,006
                              301,552                 221,224
                              299,613                 212,276
1994                          319,513                 220,652
                              332,758                 226,526
                              331,322                 225,529
                              308,355                 211,675
                              314,554                 211,999
                              310,574                 207,248
                              294,869                 198,392
                              294,802                 201,219
                              312,183                 215,985
                              312,250                 216,890
                              314,263                 219,200
                              296,748                 210,331
1995                          307,845                 215,286
                              307,772                 210,901
                              316,609                 220,647
                              326,396                 227,092
                              325,958                 230,507
                              323,182                 233,527
                              334,673                 249,619
                              367,980                 269,074
                              380,835                 272,395
                              388,796                 278,003
                              370,901                 264,328
                              386,459                 275,996
1996                          399,683                 282,112
                              397,366                 279,776
                              408,580                 292,534
                              426,075                 298,317
                              474,970                 321,219
                              507,866                 337,691
                              469,815                 315,748
                              406,480                 277,201
                              441,495                 297,723
                              455,809                 313,055
                              432,030                 299,550
                              439,186                 307,881
1997                          469,083                 313,884
                              486,355                 321,725
                              447,383                 302,296
                              411,245                 280,963
                              402,034                 277,704
                              465,541                 319,443
                              497,071                 330,272
                              524,420                 347,182
                              540,216                 357,597
                              600,060                 386,134
                              557,907                 362,942
                              556,012                 354,290
1998                          540,175                 354,488
                              533,999                 349,759
                              588,844                 380,640
                              612,289                 396,607
                              623,383                 399,039
                              576,598                 370,049
                              569,376                 373,830
                              534,523                 342,616
                              409,553                 263,540
                              436,871                 290,263
                              459,583                 305,415
                              505,740                 329,115
1999                          549,431                 358,900
                              586,876                 375,050
                              536,140                 340,733
                              586,761                 352,863
                              618,774                 384,021
                              600,167                 384,628
                              642,929                 404,898
                              631,949                 392,386
                              612,533                 377,711
                              629,176                 385,001
                              665,928                 394,857
                              771,214                 436,593
2000                          984,055                 513,565
                            1,004,098                 508,788
                            1,366,941                 627,183
                            1,211,123                 561,267
                            1,086,057                 504,579
                              926,807                 460,378
                            1,099,923                 519,858
                            1,020,023                 475,306
                            1,129,164                 525,309
                            1,054,756                 499,201
                              967,991                 458,655
                              766,594                 375,377
2001                          794,359                 398,346
                              803,346                 430,588
                              709,323                 371,563
                              625,669                 337,781
                              714,162                 379,135
                              734,211                 387,916
                              744,581                 398,495
                              705,866                 364,499
                              669,224                 341,736
                              563,448                 286,597
                              592,485                 314,167
                              630,509                 340,391
2002                          671,298                 361,584
                              649,866                 348,719
                              628,434                 326,150
                              667,150                 354,499
                              656,779                 346,827
                              636,731                 326,548
                              593,176                 298,857
                              518,510                 252,926
                              521,276                 252,807
                              490,860*                234,546

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/02)

                                                                      Since
                                                                    Inception
1 Year            3 Year            5 Year          10 Year         01/01/1988*
------            ------            ------          -------         -----------
(12.88)%          (7.94)%           (3.94)%         8.32%           11.39%
--------------------------------------------------------------------------------

*Combined limited partnership and mutual fund performance.

           Past performance is not predictive of future performance.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (including securities
    on loan of $2,602,739 (Note 7)) (identified cost,
    $22,243,658)                                                    $    21,496,372
  Cash                                                                          275
  Receivable for investments sold                                           570,930
  Interest and dividends receivable                                          18,459
  Receivable for variation margin on open financial
    futures contracts (Note 6)                                                1,450
  Prepaid expenses                                                            8,770
                                                                    ---------------
    Total assets                                                         22,096,256
LIABILITIES
  Payable for investments purchased                      $ 446,335
  Payable upon return of securities loaned (Note 7)      2,737,800
  Accrued accounting, custody and transfer agent fees       10,938
  Accrued trustees' fees and expenses (Note 2)               1,467
  Accrued expenses and other liabilities                    38,590
                                                         ---------
    Total liabilities                                                     3,235,130
                                                                    ---------------
NET ASSETS                                                          $    18,861,126
                                                                    ===============
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $    32,323,865
  Accumulated net realized loss                                         (12,684,788)
  Net unrealized depreciation                                              (777,951)
                                                                    ---------------
TOTAL NET ASSETS                                                    $    18,861,126
                                                                    ===============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                 2,654,944
                                                                    ===============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $          7.10
                                                                    ===============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income
    of $601 (Note 7))                                                $    15,491
  Dividend income (net of foreign withholding taxes of
    $136)                                                                 87,188
                                                                     -----------
    Total investment income                                              102,679
EXPENSES
  Investment advisory fee (Note 2)                       $  122,470
  Accounting, custody, and transfer agent fees              101,316
  Legal and audit services                                   44,518
  Registration fees                                           7,847
  Insurance expense                                           7,785
  Trustees' fees and expenses (Note 2)                        3,675
  Miscellaneous                                              11,413
                                                         ----------
    Total expenses                                          299,024

Deduct:
  Waiver of investment advisory fee (Note 2)               (122,470)
  Reimbursement of Fund operating expenses (Note 2)         (25,507)
                                                         ----------
    Total expense deductions                               (147,977)
                                                         ----------
      Net expenses                                                       151,047
                                                                     -----------
        Net investment loss                                              (48,368)
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (4,009,461)
    Financial futures contracts                             144,085
                                                         ----------
      Net realized loss                                               (3,865,376)
  Change in unrealized appreciation (depreciation)
    Investment securities                                 1,392,011
    Financial futures contracts                             (12,505)
                                                         ----------
      Change in net unrealized appreciation
        (depreciation)                                                 1,379,506
                                                                     -----------
    Net realized and unrealized loss                                  (2,485,870)
                                                                     -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                           $(2,534,238)
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                       $   (48,368)       $    (130,306)
  Net realized loss                                          (3,865,376)          (8,830,135)
  Change in net unrealized appreciation (depreciation)        1,379,506          (29,661,813)
                                                            -----------        -------------
  Net decrease in net assets from investment operations      (2,534,238)         (38,622,254)
                                                            -----------        -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net realized gains on investments                             --          (64,020,068)
                                                            -----------        -------------
  Total distributions to shareholders                                --          (64,020,068)
                                                            -----------        -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            5,938,831            5,068,671
  Value of shares issued to shareholders in payment of
    distributions declared                                           --           64,020,068
  Cost of shares redeemed                                    (1,616,649)        (100,436,178)
                                                            -----------        -------------
  Net increase (decrease) in net assets from Fund share
    transactions                                              4,322,182          (31,347,439)
                                                            -----------        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       1,787,944         (133,989,761)
NET ASSETS
  At beginning of year                                       17,073,182          151,062,943
                                                            -----------        -------------
  At end of year                                            $18,861,126        $  17,073,182
                                                            ===========        =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               YEAR ENDED SEPTEMBER 30,
                                          ------------------------------------------------------------------
                                             2002        2001(5)       2000(5)       1999(5)       1998(5)
                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR         $  8.15       $230.48       $ 163.38      $ 125.22      $ 199.50
                                           -------       -------       --------      --------      --------
FROM INVESTMENT OPERATIONS:
  Net investment loss*                       (0.02)(1)     (0.07)(1)      (1.29)(1)     (0.84)(1)     (0.93)(1)
  Net realized and unrealized gain
    (loss) on investments                    (1.03)(6)    (54.83)(6)     101.69         53.31        (49.71)
                                           -------       -------       --------      --------      --------
Total from investment operations             (1.05)       (54.90)        100.40         52.47        (50.64)
                                           -------       -------       --------      --------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments         --       (167.43)        (33.30)       (14.31)       (23.64)
                                           -------       -------       --------      --------      --------
Total distributions to shareholders             --       (167.43)        (33.30)       (14.31)       (23.64)
                                           -------       -------       --------      --------      --------
NET ASSET VALUE, END OF YEAR               $  7.10       $  8.15       $ 230.48      $ 163.38      $ 125.22
                                           =======       =======       ========      ========      ========
TOTAL RETURN+                               (12.88)%      (46.58)%        67.64%        44.02%       (27.20)%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                               0.74%         0.74%          0.74%         0.74%         0.74%
  Net Investment Loss (to average daily
    net assets)*                             (0.24)%       (0.33)%        (0.57)%       (0.56)%       (0.57)%
  Portfolio Turnover                           248%(4)       136%(4)        153%(4)       173%(3)       107%(3)
  Net Assets, End of Year (000's
    omitted)                               $18,861       $17,073       $151,063      $147,332      $147,000

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and the ratios would have been:

Net investment loss per share              $ (0.08)(1)   $ (0.14)(1)   $  (0.45)(1)  $  (0.30)(1)  $  (0.34)(1)
Ratios (to average daily net assets):
  Expenses(2)                                 1.46%         1.08%          0.77%         0.80%         0.78%
  Net investment loss                        (0.96)%       (0.67)%        (0.60)%       (0.62)%       (0.61)%

+    Total return would have been lower in the absense of expense waivers.
(1)  Calculated using average shares outstanding.
(2) Includes the Fund's share of the Standish Small Capitalization Equity Portfolio's allocated expenses for periods from May 3, 1996 to January 27, 2000.
(3) Represents activity of the Standish Small Capitalization Equity Portfolio while the Fund was invested in the Standish Small Capitalization Equity Portfolio.
(4) Represents portfolio turnover of the Standish Small Capitalization Equity Fund while the Fund was investing directly in securities.
(5) Amounts were adjusted to reflect a 1:3 reverse share split effective December 14, 2000.
(6) Amounts include litigation proceeds received by the Fund of $0.15 for the year ended September 30, 2002 relating to the settlement of multiple class action lawsuits and $0.14 for the year ended September 30, 2001 relating to NASDAQ recovery.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
EQUITIES -- 94.8%
BASIC INDUSTRY -- 1.4%
Freeport-McMoRan Copper & Gold, Inc., Class B*            19,200  $   258,432
                                                                  -----------
CAPITAL GOODS -- 10.9%
Brady Corp., Class A                                       5,700      183,540
Comfort Systems USA, Inc.*                                56,750      172,520
Graco, Inc.                                                7,000      173,600
Heartland Express, Inc.*                                   7,500      140,550
Herley Industries, Inc.*                                   6,750      125,347
Jacobs Engineering Group, Inc.*                            4,000      123,520
Knight Transportation, Inc.*                               8,050      124,775
Republic Services, Inc.*                                  11,200      210,560
Ultimate Electronics, Inc.*                                8,600      109,650
Veridian Corp.*                                            3,600       89,928
Wabtec Corp.                                              10,500      147,840
Waste Connections, Inc.*                                   7,400      257,446
Yellow Corp.*                                              6,500      191,802
                                                                  -----------
                                                                    2,051,078
                                                                  -----------
CONSUMER STABLE -- 5.8%
Boston Beer Co., Inc., Class A*                            6,850       95,215
Dial Corp.                                                13,100      281,126
International Speedway Corp., Class A                      4,000      158,920
Monterey Pasta Co.*                                       17,700       82,305
Performance Food Group Co.*                                1,600       54,336
United Natural Foods, Inc.*                               12,600      290,178
Wild Oats Markets, Inc.*                                  15,750      143,010
                                                                  -----------
                                                                    1,105,090
                                                                  -----------
EARLY CYCLICAL -- 1.9%
ExpressJet Holdings, Inc.*                                17,500      161,000
Monaco Coach Corp.*                                        5,050      101,151
Noble International Ltd.                                   9,100      100,373
                                                                  -----------
                                                                      362,524
                                                                  -----------
ENERGY -- 5.3%
Arch Coal, Inc.                                            5,800       95,990
Cooper Cameron Corp.*                                      2,250       93,960
Evergreen Resources, Inc.*                                 5,450      223,341
Headwaters, Inc.*                                          5,800       80,156
Patterson-UTI Energy, Inc.*                                4,000      102,040
Quicksilver Resources, Inc.*                               5,100       91,800
W-H Energy Services, Inc.*                                 6,700      115,910
Western Gas Resources, Inc.                                2,900       90,625
XTO Energy, Inc.                                           4,900      100,989
                                                                  -----------
                                                                      994,811
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
FINANCIAL -- 11.6%
Affiliated Managers Group, Inc.*                           4,500  $   200,745
BOK Financial Corp.*                                       4,950      160,875
Boston Private Financial Holdings, Inc.                    5,400      115,020
City National Corp.                                        5,800      271,266
Community First Bankshares, Inc.                           3,650      101,762
Cullen/Frost Bankers, Inc.                                 4,400      150,260
CVB Financial Corp.                                        9,200      201,848
First Community Bancorp                                    6,500      188,110
First Midwest Bancorp, Inc.                                5,350      143,701
Fulton Financial Corp.                                    10,800      203,040
Indymac Bancorp, Inc.*                                     6,850      131,999
New York Community Bancorp, Inc.                           6,850      192,964
W Holding Co., Inc.                                        7,700      125,510
                                                                  -----------
                                                                    2,187,100
                                                                  -----------
GROWTH CYCLICAL -- 10.1%
Abercrombie & Fitch Co.*                                   4,450       87,530
Applebee's International, Inc.                             4,300       94,256
Arden Group, Inc., Class A*                                  750       41,632
Brookstone, Inc.*                                          4,900       60,270
Cato Corp., Class A                                        8,350      158,483
CEC Entertainment, Inc.*                                   4,100      139,851
Fairmont Hotels & Resorts, Inc.                            7,850      186,830
J. Jill Group, Inc.*                                       3,975       69,244
Lin TV Corp., Class A*                                     5,700      141,075
Linens 'N Things, Inc.*                                    8,750      160,737
Nordstrom, Inc.                                            4,750       85,215
Panera Bread Co., Class A*                                 4,000      108,000
Pep Boys - Manny, Moe & Jack                              13,400      164,150
Quiksilver, Inc.*                                          6,850      154,742
School Specialty, Inc.*                                    9,850      246,349
                                                                  -----------
                                                                    1,898,364
                                                                  -----------
HEALTH CARE -- 19.2%
Accredo Health, Inc.*                                      5,150      245,552
AmSurg Corp.*                                              4,400      132,748
Amylin Pharmaceuticals, Inc.*                              9,700      161,214
Apria Healthcare Group, Inc.*                              6,500      153,140
Cambrex Corp.                                              6,250      230,000
Celgene Corp.*                                             5,000       84,200
Charles River Laboratories International, Inc.*            4,750      186,438
Conceptus, Inc.*                                           9,600      146,880
CTI Molecular Imaging, Inc.*                              12,200      308,660
Exact Sciences Corp.*                                      8,750      116,988
Henry Schein, Inc.*                                        5,350      282,213
InterMune, Inc.*                                           2,600       85,332
Neurocrine Biosciences, Inc.*                              4,750      194,750
NPS Pharmaceuticals, Inc.*                                 6,450      132,664
Orthofix International NV*                                 4,900      129,654

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Priority Healthcare Corp., Class B*                        5,850  $   147,420
Protein Design Labs, Inc.*                                 8,450       70,135
Respironics, Inc.*                                         4,500      144,045
Scios, Inc.*                                               6,000      152,700
Therasense, Inc.*                                          5,900       82,364
Trimeris, Inc.*                                            2,500      111,050
Wilson Greatbatch Technologies, Inc.*                      8,050      223,790
Zoll Medical Corp.*                                        3,350      101,840
                                                                  -----------
                                                                    3,623,777
                                                                  -----------
REAL ESTATE -- 3.9%
Alexandria Real Estate Equities, Inc., REIT                2,550      108,324
CBL & Associates Properties, Inc., REIT                    3,100      120,125
Crescent Real Estate Equities Co., REIT                    6,150       96,555
Gables Residential Trust, REIT                             7,000      186,970
Rouse Co. (The), REIT                                      2,800       89,460
SL Green Realty Corp., REIT                                4,750      146,015
                                                                  -----------
                                                                      747,449
                                                                  -----------
SERVICES -- 10.2%
Alliance Data Systems Corp.*                              11,900      180,285
Central Parking Corp.                                     14,800      298,072
Corporate Executive Board Co.*                             2,100       59,955
Cumulus Media, Inc.*                                       5,600       98,840
FTI Consulting, Inc.*                                      2,650      105,364
Iron Mountain, Inc.*                                       6,300      157,437
Salem Communications Corp., Class A*                      11,300      253,346
Scholastic Corp.*                                          7,850      350,738
Sinclair Broadcast Group, Inc., Class A*                  15,600      213,720
SOURCECORP, Inc.*                                          9,800      200,018
                                                                  -----------
                                                                    1,917,775
                                                                  -----------
TECHNOLOGY -- 12.1%
Anteon International Corp.*                               12,000      326,160
Ascential Software Corp.*                                 52,900       98,288
Bea Systems, Inc.*                                        36,750      190,365
Benchmark Electronics, Inc.*                               4,450       93,673
Black Box Corp.*                                           2,750       91,300
Borland Software Corp.*                                   15,650      121,914
Foundry Networks, Inc.*                                   18,600      101,928
Integrated Circuit Systems, Inc.*                          9,000      141,300
Kronos, Inc.*                                              4,950      121,919
ManTech International Corp., Class A*                     13,450      315,550
Manufacturers' Services Ltd.*                             57,200      154,440
Marvell Technology Group Ltd.*                             6,300       99,855
NetIQ Corp.*                                               7,950      115,275
PEC Solutions, Inc.*                                       1,600       35,616

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Tech Data Corp.*                                           5,300  $   139,920
THQ, Inc.*                                                 6,500      135,200
                                                                  -----------
                                                                    2,282,703
                                                                  -----------
UTILITIES -- 2.4%
Energy East Corp.                                         17,700      350,637
UGI Corp.                                                  2,700       98,145
                                                                  -----------
                                                                      448,782
                                                                  -----------
TOTAL EQUITIES (COST $18,625,171)                                  17,877,885
                                                                  -----------

                                                                       PAR
                                                RATE    MATURITY   VALUE/SHARES
                                               ------  ----------  ------------
SHORT-TERM INVESTMENTS -- 19.2%
CASH EQUIVALENTS -- 14.5%
Bank of Montreal Eurodollar Time Deposit(a)     1.760% 10/03/2002  $    335,387        335,387
Goldman Sachs Financial Square Funds - Prime
  Obligations Fund(a)                                                   312,796        312,796
Merrill Lynch Triparty Repurchase
  Agreement(a)                                  2.040% 10/01/2002       626,885        626,885
Royal Bank of Canada Eurodollar Time
  Deposit(a)                                    1.750% 10/02/2002       731,366        731,366
Royal Bank of Scotland Eurodollar Time
  Deposit(a)                                    1.760% 10/17/2002       731,366        731,366
                                                                                 -------------
                                                                                     2,737,800
                                                                                 -------------
U.S. GOVERNMENT AGENCY -- 0.3%
FHLMC Discount Note=/=+                         1.726% 12/12/2002        50,000         49,830
                                                                                 -------------
REPURCHASE AGREEMENTS -- 4.4%
Tri-party repurchase agreement dated 09/30/02 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 10/01/02, with a maturity value of
$830,877 and an effective yield of 0.90%, collateralized by a U.S. Government
Obligation with a rate of 1.875%, a maturity date of 09/30/04 and a market
value of $853,231.                                                                     830,857
                                                                                 -------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,618,487)                                       3,618,487
                                                                                 -------------

TOTAL INVESTMENTS -- 114.0% (COST
 $22,243,658)                             $  21,496,372
OTHER ASSETS, LESS LIABILITIES --
(14.0%)                                      (2,635,246)
                                          -------------
NET ASSETS -- 100.0%                      $  18,861,126
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

FHLMC - Federal Home Loan Mortgage Corporation
REIT - Real Estate Investment Trust

*    Non-income producing security.
(a) Represents investments of security lending collateral (Note 7). =/= Rate noted is yield to maturity.
+    Denotes all or part of security segregated as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies with total market capitalizations equal to or less than 75% of the average total market capitalization of the largest companies included in the Russell 2000 Growth Index measured at the end of each of the previous twelve months.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

     D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)  INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.60% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.74% of the Fund's average daily net assets for the year ended September 30, 2002. Pursuant to this agreement, for the year ended September 30, 2002, Standish Mellon voluntarily did not impose its investment advisory fee of $122,470 and reimbursed the Fund for $25,507 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations for the year ended September 30, 2002, were $52,612,144 and $47,410,424, respectively. For the year ended September 30, 2002, the Fund did not purchase or sell any long-term U.S. Government securities.

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                       YEAR ENDED             YEAR ENDED
                                                                   SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
                                                                  ---------------------  ---------------------
         Shares sold                                                     739,360                 415,651
         Shares issued to shareholders in payment of
           distributions declared                                             --               3,573,540
         Shares redeemed                                                (179,134)             (2,549,909)
                                                                        --------              ----------
         Net increase                                                    560,226               1,439,282
                                                                        ========              ==========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2002, three shareholders held of record approximately 27%, 24% and 11% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2002, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                                $22,334,860
                                                                       ==========
         Gross unrealized appreciation                                    942,800
         Gross unrealized depreciation                                 (1,781,288)
                                                                       ----------
         Net unrealized depreciation                                   $ (838,488)
                                                                       ==========

      At September 30, 2002, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $3,406,176 and $6,065,741, which expire on September 30, 2009 and 2010, respectively. The Fund elected to defer to its fiscal year ending September 30, 2003 $3,152,334 of losses recognized during the period November 1, 2001 to September 30, 2002.

      As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                         AMOUNT
                                                                       -----------

         Undistributed ordinary income                                          --
         Accumulated gain (loss)                                                --
         Capital loss carryover                                        $(9,471,917)

(6)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the year ended September 30, 2002.

     FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2002, the Fund held the following financial futures contracts:

                                                                                   UNDERLYING FACE
         CONTRACT                                       POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
         ---------------------------------------------  --------  ---------------  ---------------  ---------------
         Russell 2000 Index (2 contracts)                  Long     12/19/2002        $362,600         $(30,665)

(7)  SECURITY LENDING:

      The Fund may lend its securities, through its agent Investors Bank &
      Trust Co., to financial institutions which Standish Mellon deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      At September 30, 2002 the Fund loaned securities having a market value of $2,602,739. The Fund received cash collateral of $2,737,800 which is invested, together with collateral of other Standish funds, in five issuers of high-grade short-term investments.

(8)  LINE OF CREDIT:

      The Fund, and other funds in the Trust and subtrusts in the Standish, Ayer & Wood Master Portfolio Trust (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended
      September 30, 2002, the expense related to the commitment fee was $917 for the Fund.

      During the year ended September 30, 2002, the Fund had no borrowings under the credit facility.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at September 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 11, 2002

TRUSTEES AND OFFICERS (UNAUDITED)

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2002. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Standish Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              26          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               26               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         26               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               26               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard S. Wood                Trustee and      President since       Director and Vice            26               None
c/o Standish Mellon Asset       President       4/26/1989             Chairman, President
Management,                                                           and Chief Investment
One Financial Center                                                  Officer, Standish
Boston, MA 02111                                                      Mellon Asset
5/20/54                                                               Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 26               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Financial Center                                                  Standish Mellon
Boston, MA 02111                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Assistant Vice               26               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       President and Mutual
Management,                                     since 2002            Funds Controller,
One Financial Center                                                  Mellon Institutional
Boston, MA 02111                                                      Asset Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           26               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Financial Center                                                  Standish Mellon
Boston, MA 02111                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Assistant Vice               26               None
c/o Standish Mellon Asset       President                             President and Client
Management,                                                           Service
One Financial Center                                                  Professional,
Boston, MA 02111                                                      Standish Mellon
6/25/70                                                               Asset Management

                              Assistant Vice    Since 2001            Assistant Manager,           26               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Financial Center,                                                 Representative,
Boston MA 02111                                                       Standish Mellon
1/19/71                                                               Asset Management

Jonathan M. Windham,          Assistant Vice    Since 2001            Performance Analyst,         26               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Financial Center,                                                 2000; Pricing
Boston MA 02111                                                       Analyst, PFPC
4/7/75                                                                1997-2000

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          26               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Financial Center,                                                 Mellon Financial
Boston MA 02111                                                       Corp.
8/17/60

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Boston, MA 02111-2662
www.standishmellon.com
1.800.221.4795                                                            02-132